UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_811-00537

__Franklin Custodian Funds
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices)  (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code:_650 312-2000

Date of fiscal year end: 9/30

Date of reporting period: _9/30/10

Item 1. Reports to Stockholders.

SEPTEMBER 30, 2010 ANNUAL REPORT AND SHAREHOLDER LETTER Franklin DynaTech Fund Franklin Growth Fund Franklin Income Fund Franklin U.S. Government Securities Fund Franklin Utilities Fund Sign up for electronic delivery on franklintempleton.com FRANKLIN CUSTODIAN FUNDS

Contents

Shareholder Letter	1
Annual Report
Economic and Market Overview	3
Franklin DynaTech Fund	5
Franklin Growth Fund	15
Franklin Income Fund	25
Franklin U.S. Government Securities Fund	38
Franklin Utilities Fund	49
Financial Highlights and Statements of Investments	59
Financial Statements	111
Notes to Financial Statements	120
Report of Independent Registered Public Accounting Firm	143
Tax Designation	144
Board Members and Officers	145
Shareholder Information	150
| 1

Annual Report
Economic and Market Overview
During the 12-month period ended September 30, 2010, the U.S. economy recovered unevenly from the recession, supported by a combination of fundamental improvement in business conditions and government intervention and stimulus. Economic activity as measured by gross domestic product (GDP) expanded at a 5.0% annualized rate in 2009’s fourth quarter. As the effects of temporary stimulus measures faded, construction, industrial production and exports cooled somewhat. As a result, GDP growth slowed to an annualized 3.7% pace in 2010’s first quarter, and then downshifted further to 1.7% annualized in the second quarter and an estimated annualized 2.0% pace in the third quarter.
Challenges such as mixed economic data, elevated debt concerns surrounding the U.S. budget deficit and a growing lack of job prospects for the unemployed also hindered consumer confidence and the economy’s advance. During much of the period, home prices rose in many regions due to low interest rates, a first-time homebuyer tax credit program, and prices dipping to levels that lured buyers. Later in the period, home sales stalled as the homebuyer tax credit program ended, foreclosures mounted and the housing sector overall remained weak.
Amid signs of a demand-led recovery, crude oil prices rose from $71 per barrel at the end of September 2009 to a 17-month high of $87 in early April. But as doubts surfaced about the recovery’s sustainability, oil prices drifted down as low as $66 in late May. Despite an abundant oil supply, a falling U.S. dollar and speculative buying pushed prices to $80 per barrel by the end of September. The September 2010 inflation rate was an annualized 1.1%1 Core inflation, which excludes volatile food and energy costs, rose at a 0.8% annualized rate and toward period-end reached a 44-year low level.1 Despite a lack of significant job gains, the unemployment rate, which had risen from 9.8% at the beginning of the period to a 26-year high of 10.1% in October 2009, was 9.6% in September 2010 as the labor force participation rate fell.1

1.	Source: Bureau of Labor Statistics.
Annual Report     | 3

Given few inflationary pressures and uncertainty surrounding the economic recovery, the Federal Open Market Committee (FOMC) made no major changes to its monetary policy. It repeatedly stated it will keep the federal funds target rate in the exceptionally low 0% to 0.25% range “for an extended period” and eventually shifted its focus to its outlook and the status of its current holdings. In September, the FOMC revealed concerns about the subdued recovery and said inflation was below the pace “consistent with its mandate.” Having already lowered interest rates effectively to zero, the FOMC stood ready to buy government debt to stimulate the economy and promote a low level of inflation consistent with healthy economic growth.
Investor confidence shifted with each release of encouraging or discouraging economic, regulatory or political news, stoking considerable volatility among equities. Ultimately, stock market gains made in the first half of the fiscal year gave way to a directionless, nearly flat trend during the latter half as many investors sought the relative safety of precious metals and U.S. Treasury securities. Wary investors favored short-term Treasuries, and Treasury yields dipped to very low levels during the period. The two-year Treasury bill yield decreased from 0.95% to 0.42% over the 12-month period, while the 10-year Treasury note yield fell from 3.31% to 2.53%. Overall, the blue chip stocks of the Dow Jones Industrial Average delivered a +14.12% total return, while the broader Standard & Poor’s 500 Index (S&P 500) posted a +10.16% total return and the technology-heavy NASDAQ Composite Index produced a +12.61% return.2 Performance among the major sectors varied widely, with consumer discretionary, industrials and telecommunication services posting solid gains, while financials had a loss and energy and health care underperformed.
The foregoing information reflects our analysis and opinions as of September 30, 2010. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

2.	Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue-chip stocks that are generally industry leaders. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. Standard & Poor’s does not sponsor, endorse, sell or promote any S&P index-based product. The NASDAQ Composite Index is a broad-based market capitalization-weighted index designed to measure all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market.
4 |     Annual Report

Franklin DynaTech Fund
Your Fund’s Goal and Main Investments: Franklin DynaTech Fund seeks capital appreciation by investing substantially in equity securities of companies emphasizing scientific or technological development or that are in fast-growing industries.
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.
We are pleased to bring you Franklin DynaTech Fund’s annual report for the fiscal year ended September 30, 2010.
Performance Overview
Franklin DynaTech Fund – Class A delivered a +17.07% cumulative total return for the 12 months under review. For the same period, the Fund out-performed the Russell 1000 Growth Index, which produced a +12.65% total return.1 The Fund performed comparably to the NASDAQ 100 Index, which posted a +16.23% total return.2 Also for comparison, the Fund out-performed the Standard & Poor’s 500 Index’s (S&P 500’s) +10.16% total return and the NASDAQ Composite Index’s +12.61% total return.3 The Russell 1000 Growth Index replaced the NASDAQ 100 Index as the Fund’s new broad benchmark because we believe the new benchmark better represents the Fund’s portfolio composition. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.
Investment Strategy
We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive

1.	Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index return includes reinvested dividends.

2.	Source: © 2010 Morningstar. The NASDAQ 100 Index is a modified market capitalization-weighted index of the largest and most active domestic and international non-financial companies listed on The NASDAQ Stock Market. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Return for this index is price-only and does not include reinvested dividends.

3.	Source: © 2010 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance and includes reinvested dividends. The NASDAQ Composite Index is a broad-based, market capitalization-weighted index designed to measure all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market and includes reinvested dividends.
The indexes are unmanaged. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 64.
Annual Report     | 5

Portfolio Breakdown Franklin DynaTech Fund Based on Total Net Assets as of 9/30/10
structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.
Manager’s Discussion
The information technology (IT) sector contributed significantly to Fund performance during the reporting period, driven by global demand for technology.4 A key contributor was Silicon Valley-based computers and peripherals industry leader Apple, which continued its pipeline of successful innovations. Apple’s release of the iPad tablet computer, selling over 4.19 million units in the past quarter, boosted the company’s value and benefited Fund performance. In September, Apple also announced the new, updated Apple TV, which allows viewers to watch high-definition movies and TV for a minimal cost. Another Silicon Valley-based IT company, Salesforce.com, was a leading contributor to the Fund. A software industry provider of applications for sales and customer services, Salesforce.com advanced as its business grew globally. China-based Internet software and services industry company Baidu also helped Fund results. Baidu, a Chinese-language Internet search engine with more than 70% of the local search market, had strong second quarter results. In addition, semiconductor company ARM Holdings aided Fund performance. Based in the U.K., ARM Holdings manufactures chips that allow tasks to be processed simultaneously.
The Fund’s consumer discretionary sector holdings supported the Fund’s results.5 In particular, Priceline.com performed well over the 12-month period as its presence grew in Europe and cost-conscious consumers favored online travel sites. Priceline.com is an Internet and catalog retail industry company that helps users obtain discount rates for travel-related items such as airline tickets and hotel stays.
In contrast, several holdings detracted from Fund performance. Biotechnology company Gilead Sciences, in the health care sector, lost value and was sold during the period.6 Gilead makes products to treat infectious diseases including

4.	The information technology sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; Internet software and services; IT services; semiconductors and semiconductor equipment; and software in the SOI.

5.	The consumer discretionary sector comprises diversified consumer services; hotels, restaurants and leisure; and Internet and catalog retail in the SOI.

6.	The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, health care technology, life sciences tools and services, and pharmaceuticals in the SOI.
6 |     Annual Report

hepatitis, HIV and infections related to AIDS. The financials sector also hurt performance largely due to the Fund’s holding in global investment banking and securities firm The Goldman Sachs Group.7 Its share price declined amid investor concerns about federal inquires into the company’s business practices. While the IT sector overall benefited the Fund, some individual companies weighed on performance such as semiconductor company and chip designer Silicon Laboratories, Chinese search engine Sohu.com (sold by period-end) and wireless technology developer QUALCOMM.
As managers of Franklin DynaTech Fund, at period-end we were encouraged by the relative abundance of leading science and technology companies that we believe have strong long-term growth prospects trading at what we perceive to be attractive valuations. We believe it is these innovative, thought-leading companies that may promote economic advancement over the longer term.
Thank you for your continued participation in Franklin DynaTech Fund. We look forward to serving your future investment needs.

Matthew J. Moberg, CPA

Rupert H. Johnson, Jr.

Portfolio Management Team
Franklin DynaTech Fund
The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

7.	The financials sector comprises capital markets, commercial banks, consumer finance and diversified financial services in the SOI.
Top 10 Holdings
Franklin DynaTech Fund
9/30/10

Company	% of Total
Sector/Industry, Country	Net Assets

Apple Inc.	7.6%
Computers & Peripherals, U.S.
Google Inc., A	3.8%
Internet Software & Services, U.S.
Intel Corp.	3.1%
Semiconductors & Semiconductor Equipment, U.S.
Baidu Inc.	3.0%
Internet Software & Services, China
FMC Technologies Inc.	3.0%
Energy Equipment & Services, U.S.
Teva Pharmaceutical Industries Ltd., ADR	2.7%
Pharmaceuticals, Israel
ARM Holdings PLC	2.4%
Semiconductors & Semiconductor Equipment, U.K.
Salesforce.com Inc.	2.4%
Software, U.S.
Visa Inc., A	2.4%
IT Services, U.S.
Priceline.com Inc.	2.4%
Internet & Catalog Retail, U.S.
Annual Report     | 7

Performance Summary as of 9/30/10
Franklin DynaTech Fund
Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.
Price Information

Class A (Symbol: FKDNX)	Change	9/30/10	9/30/09

Net Asset Value (NAV)	+$3.96	$27.16	$23.20

Class B (Symbol: FDNBX)	Change	9/30/10	9/30/09

Net Asset Value (NAV)	+$3.50	$25.10	$21.60

Class C (Symbol: FDYNX)	Change	9/30/10	9/30/09

Net Asset Value (NAV)	+$3.47	$24.81	$21.34

Class R (Symbol: n/a)	Change	9/30/10	9/30/09

Net Asset Value (NAV)	+$3.89	$27.02	$23.13

Advisor Class (Symbol: n/a)	Change	9/30/10	9/30/09

Net Asset Value (NAV)	+$4.05	$27.33	$23.28
8 |     Annual Report

Performance Summary (continued)
Performance
Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Class R/Advisor Class: no sales charges.

Class A		1-Year	5-Year	10-Year

Cumulative Total Return[1]		+17.07%	+22.38%	+11.06%
Average Annual Total Return[2]		+10.32%	+2.90%	+0.46%
Value of $10,000 Investment[3]		$11,032	$11,536	$10,469
Total Annual Operating Expenses[4]	1.18%

Class B		1-Year	5-Year	10-Year

Cumulative Total Return[1]		+16.20%	+17.84%	+4.50%
Average Annual Total Return[2]		+12.20%	+2.98%	+0.44%
Value of $10,000 Investment[3]		$11,220	$11,584	$10,450
Total Annual Operating Expenses[4]	1.93%

Class C		1-Year	5-Year	10-Year

Cumulative Total Return[1]		+16.26%	+17.86%	+3.08%
Average Annual Total Return[2]		+15.26%	+3.34%	+0.30%
Value of $10,000 Investment[3]		$11,526	$11,786	$10,308
Total Annual Operating Expenses[4]	1.93%

Class R			1-Year	Inception (12/1/08)

Cumulative Total Return[1]			+16.82%	+72.54%
Average Annual Total Return[2]			+16.82%	+34.72%
Value of $10,000 Investment[3]			$11,682	$17,254
Total Annual Operating Expenses[4]	1.43%

Advisor Class[5]		1-Year	5-Year	10-Year

Cumulative Total Return[1]		+17.40%	+23.12%	+11.74%
Average Annual Total Return[2]		+17.40%	+4.25%	+1.12%
Value of $10,000 Investment[3]		$11,740	$12,312	$11,174
Total Annual Operating Expenses[4]	0.93%
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.
Annual Report     | 9

Performance Summary (continued)
Total Return Index Comparison for a Hypothetical $10,000 Investment
Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The indexes are unmanaged. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.
Average Annual Total Return

Class A	9/30/10

1-Year	+10.32%
5-Year	+2.90%
10-Year	+0.46%
Average Annual Total Return

Class B	9/30/10

1-Year	+12.20%
5-Year	+2.98%
10-Year	+0.44%
10 |     Annual Report

Performance Summary (continued)
Average Annual Total Return

Class C	9/30/10

1-Year	+15.26%
5-Year	+3.34%
10-Year	+0.30%
Aggregate Total Return

Class R	9/30/10

1-Year	+16.82%
Since Inception (12/1/08)	+34.72%
Annual Report     | 11

Performance Summary (continued)
Average Annual Total Return

Advisor Class[5]	9/30/10

1-Year	+17.40%
5-Year	+4.25%
10-Year	+1.12%
Endnotes
The Fund’s investments in fast-growing industries, including the technology and telecommunications sectors (which have historically been volatile) could result in increased price fluctuation, especially over the short term, due to the rapid pace of product change and development and changes in government regulation of companies emphasizing scientific or technological advancement. The Fund may also invest in small-capitalization companies, which can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund’s prospectus also includes a description of the main investment risks.

Class B:	These shares have higher annual fees and expenses than Class A shares.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1.	Cumulative total return represents the change in value of an investment over the periods indicated.

2.	Average annual total return represents the average annual change in value of an investment over the periods indicated.

3.	These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4.	Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

5.	Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/14/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -4.18% and -1.78%.

6.	Source: © 2010 Morningstar. The Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index return includes reinvested dividends. The NASDAQ 100 Index is a modified market capitalization-weighted index of the largest and most active domestic and international non-financial companies listed on The NASDAQ Stock Market. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Return for this index is price-only and does not include reinvested dividends. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. Index return includes reinvested dividends. The NASDAQ Composite Index is a broad-based, market capitalization-weighted index designed to measure all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market and includes reinvested dividends.
12 |     Annual Report

Your Fund’s Expenses
Franklin DynaTech Fund
As a Fund shareholder, you can incur two types of costs:
•	Transaction costs, including sales charges (loads) on Fund purchases; and

•	Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.
The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.
Actual Fund Expenses
The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.
You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:
1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.
In this illustration, the estimated expenses paid this period are $64.50.
Hypothetical Example for Comparison with Other Funds
Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.
Annual Report     | 13

Your Fund’s Expenses (continued)
Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/10	Value 9/30/10	Period* 4/1/10–9/30/10

Class A
Actual	$1,000	$1,022.60	$4.82
Hypothetical (5% return before expenses)	$1,000	$1,020.31	$4.81
Class B
Actual	$1,000	$1,018.70	$8.55
Hypothetical (5% return before expenses)	$1,000	$1,016.60	$8.54
Class C
Actual	$1,000	$1,018.90	$8.60
Hypothetical (5% return before expenses)	$1,000	$1,016.55	$8.59
Class R
Actual	$1,000	$1,021.60	$6.08
Hypothetical (5% return before expenses)	$1,000	$1,019.05	$6.07
Advisor Class
Actual	$1,000	$1,024.00	$3.55
Hypothetical (5% return before expenses)	$1,000	$1,021.56	$3.55

*	Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.95%; B: 1.69%; C: 1.70%; R: 1.20%; and Advisor: 0.70%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
14 |     Annual Report

Franklin Growth Fund
Your Fund’s Goal and Main Investments: Franklin Growth Fund seeks capital appreciation by investing substantially in equity securities of companies that are leaders in their industries.
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.
We are pleased to bring you Franklin Growth Fund’s annual report for the fiscal year ended September 30, 2010.
Performance Overview
Franklin Growth Fund – Class A delivered a +13.52% cumulative total return for the 12 months under review. The Fund outperformed its benchmark, the Standard & Poor’s 500 Index (S&P 500), which posted a +10.16% total return for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 18.
Investment Strategy
We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

1.	Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 72.
Annual Report     | 15

Portfolio Breakdown Franklin Growth Fund Based on Total Net Assets as of 9/30/10
Manager’s Discussion
Franklin Growth Fund owned shares of 151 companies at period-end. We continue to invest in a broad array of companies of all sizes and in varied industries.
During the 12 months under review, every sector represented in the Fund posted positive results with most individual holdings gaining in value. In terms of contribution to Fund performance, leading sectors included industrials, information technology and health care.2 Within industrials, notable contributors included aerospace and defense contractor Boeing, railroad operator Union Pacific, facilities maintenance products and services company W. W. Grainger, and diversified global technology company Emerson Electric. Among information technology investments, computer hardware and electronic devices maker Apple was a significant contributor, as was information technology services and software provider International Business Machines. Health care sector holdings Millipore (sold by period-end) and Waters, which each make a variety of testing and processing products for the biotechnology and pharmaceuticals industries, helped performance. In addition, Allergan, a leading manufacturer of eye care, skin care and aesthetic products, boosted results.
The Fund had some individual detractors from performance. Information technology holdings Research In Motion, which makes the BlackBerry smart-phone, Internet services provider Yahoo! and technology company Computer Sciences hindered results. Biotechnology company Amgen in the health care sector, and industrials sector holding AMR, parent company of American Airlines, also hurt results. We sold AMR by period-end.

2.	The industrials sector comprises capital goods, commercial and professional services, and transportation in the SOI. The information technology sector comprises semiconductors and semiconductor equipment, software and services, and technology hardware and equipment in the SOI. The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology and life sciences in the SOI.
16 |     Annual Report

Thank you for your continued participation in Franklin Growth Fund. We look forward to serving your future investment needs.

V. Jerry Palmieri

Serena Perin Vinton, CFA

Portfolio Management Team
Franklin Growth Fund
CFA® is a trademark owned by CFA Institute.
The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
Top 10 Holdings
Franklin Growth Fund
9/30/10

Company	% of Total
Sector/Industry	Net Assets

Apple Inc.	6.3%
Technology Hardware & Equipment
International Business Machines Corp.	2.1%
Software & Services
3M Co.	2.0%
Capital Goods
Johnson & Johnson	2.0%
Pharmaceuticals, Biotechnology & Life Sciences
The Boeing Co.	1.9%
Capital Goods
W. W. Grainger Inc.	1.8%
Capital Goods
Allergan Inc.	1.7%
Pharmaceuticals, Biotechnology & Life Sciences
General Dynamics Corp.	1.7%
Capital Goods
Northrop Grumman Corp.	1.7%
Capital Goods
United Technologies Corp.	1.7%
Capital Goods
Annual Report     | 17

Performance Summary as of 9/30/10
Franklin Growth Fund
Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.
Price and Distribution Information

Class A (Symbol: FKGRX)		Change	9/30/10	9/30/09

Net Asset Value (NAV)		+$4.63	$41.11	$36.48
Distributions (10/1/09–9/30/10)
Dividend Income	$0.2820

Class B (Symbol: FKGBX)		Change	9/30/10	9/30/09

Net Asset Value (NAV)		+$4.41	$39.34	$34.93
Distributions (10/1/09–9/30/10)
Dividend Income	$0.0257

Class C (Symbol: FRGSX)		Change	9/30/10	9/30/09

Net Asset Value (NAV)		+$4.31	$38.92	$34.61
Distributions (10/1/09–9/30/10)
Dividend Income	$0.0672

Class R (Symbol: FGSRX)		Change	9/30/10	9/30/09

Net Asset Value (NAV)		+$4.57	$40.94	$36.37
Distributions (10/1/09–9/30/10)
Dividend Income	$0.2255

Advisor Class (Symbol: FCGAX)		Change	9/30/10	9/30/09

Net Asset Value (NAV)		+$4.65	$41.18	$36.53
Distributions (10/1/09–9/30/10)
Dividend Income	$0.3576
18 |     Annual Report

Performance Summary (continued)
Performance
Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Class R/Advisor Class: no sales charges.

Class A		1-Year	5-Year	10-Year

Cumulative Total Return[1]		+13.52%	+21.16%	+22.60%
Average Annual Total Return[2]		+6.98%	+2.69%	+1.46%
Value of $10,000 Investment[3]		$10,698	$11,421	$11,556
Total Annual Operating Expenses[4]	1.00%

Class B		1-Year	5-Year	10-Year

Cumulative Total Return[1]		+12.70%	+16.71%	+15.48%
Average Annual Total Return[2]		+8.70%	+2.78%	+1.45%
Value of $10,000 Investment[3]		$10,870	$11,471	$11,548
Total Annual Operating Expenses[4]	1.75%

Class C		1-Year	5-Year	10-Year

Cumulative Total Return[1]		+12.69%	+16.71%	+13.75%
Average Annual Total Return[2]		+11.69%	+3.14%	+1.30%
Value of $10,000 Investment[3]		$11,169	$11,671	$11,375
Total Annual Operating Expenses[4]	1.75%

Class R		1-Year	5-Year	Inception (1/1/02)

Cumulative Total Return[1]		+13.26%	+19.66%	+31.36%
Average Annual Total Return[2]		+13.26%	+3.65%	+3.17%
Value of $10,000 Investment[3]		$11,326	$11,966	$13,136
Total Annual Operating Expenses[4]	1.25%

Advisor Class		1-Year	5-Year	10-Year

Cumulative Total Return[1]		+13.82%	+22.68%	+25.66%
Average Annual Total Return[2]		+13.82%	+4.17%	+2.31%
Value of $10,000 Investment[3]		$11,382	$12,268	$12,566
Total Annual Operating Expenses[4]	0.75%
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.
Annual Report     | 19

Performance Summary (continued)
Total Return Index Comparison for a Hypothetical $10,000 Investment
Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.
Average Annual Total Return

Class A	9/30/10

1-Year	+6.98%
5-Year	+2.69%
10-Year	+1.46%
Average Annual Total Return

Class B	9/30/10

1-Year	+8.70%
5-Year	+2.78%
10-Year	+1.45%
20 |     Annual Report

Performance Summary (continued)
Average Annual Total Return

Class C	9/30/10

1-Year	+11.69%
5-Year	+3.14%
10-Year	+1.30%
Average Annual Total Return

Class R	9/30/10

1-Year	+13.26%
5-Year	+3.65%
Since Inception (1/1/02)	+3.17%
Annual Report     | 21

Performance Summary (continued)
Average Annual Total Return

Advisor Class	9/30/10

1-Year	+13.82%
5-Year	+4.17%
10-Year	+2.31%
Endnotes
Historically, the Fund has focused on larger companies. The Fund may also invest in small, relatively new and/or unseasoned companies, which involves additional risks, as the price of these securities can be volatile, particularly over the short term. In addition, the Fund may invest up to 40% of its net assets in stocks of foreign companies, which involve special risks, including currency fluctuations and economic as well as political uncertainty. The portfolio includes investments in the technology sector, which has been one of the most volatile sectors of the market. The Fund’s prospectus also includes a description of the main investment risks.

Class B:	These shares have higher annual fees and expenses than Class A shares.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1.	Cumulative total return represents the change in value of an investment over the periods indicated.

2.	Average annual total return represents the average annual change in value of an investment over the periods indicated.

3.	These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4.	Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

5.	Source: © 2010 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.
22 |     Annual Report

Your Fund’s Expenses
Franklin Growth Fund
As a Fund shareholder, you can incur two types of costs:
•	Transaction costs, including sales charges (loads) on Fund purchases; and

•	Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.
The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.
Actual Fund Expenses
The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.
You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:
1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.
In this illustration, the estimated expenses paid this period are $64.50.
Hypothetical Example for Comparison with Other Funds
Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.
Annual Report     | 23

Your Fund’s Expenses (continued)
Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/10	Value 9/30/10	Period* 4/1/10–9/30/10

Class A
Actual	$1,000	$988.70	$4.49
Hypothetical (5% return before expenses)	$1,000	$1,020.56	$4.56
Class B
Actual	$1,000	$985.00	$8.26
Hypothetical (5% return before expenses)	$1,000	$1,016.75	$8.39
Class C
Actual	$1,000	$984.80	$8.21
Hypothetical (5% return before expenses)	$1,000	$1,016.80	$8.34
Class R
Actual	$1,000	$987.50	$5.73
Hypothetical (5% return before expenses)	$1,000	$1,019.30	$5.82
Advisor Class
Actual	$1,000	$989.90	$3.24
Hypothetical (5% return before expenses)	$1,000	$1,021.81	$3.29

*	Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.90%; B: 1.66%; C: 1.65%; R: 1.15%; and Advisor: 0.65%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
24 |     Annual Report

Franklin Income Fund
Your Fund’s Goal and Main Investments: Franklin Income Fund seeks to maximize income while maintaining prospects for capital appreciation by investing, under normal market conditions, in a diversified portfolio of debt and equity securities.
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.
We are pleased to bring you Franklin Income Fund’s annual report for the fiscal year ended September 30, 2010.
Performance Overview
Franklin Income Fund – Class A posted a +13.90% cumulative total return for the 12 months under review. The Fund outperformed its equity benchmark, the Standard & Poor’s 500 Index (S&P 500), which delivered a +10.16% total return; outperformed its fixed income benchmark, the Barclays Capital (BC) U.S. Aggregate Index, which returned +8.16%; and outperformed its peers as measured by the Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average, which produced a +9.26% total return, for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 29.
Investment Strategy
By generally performing independent analysis of debt, convertible and equity securities, we search for undervalued or out-of-favor securities we believe offer opportunities for income today and significant growth tomorrow. We consider

1.	Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The BC U.S. Aggregate Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB-or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.
Source: Lipper Inc. The Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Mixed-Asset Target Allocation Moderate Funds classification in the Lipper Open-End underlying funds universe. Lipper Mixed-Asset Target Allocation Moderate Funds are defined as funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents. For the 12-month period ended 9/30/10, there were 500 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered.
The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 83.
Annual Report     | 25

Dividend Distributions*
Franklin Income Fund
10/1/09–9/30/10

	Dividend per Share (cents)
Month	Class A	Class B	Class B1**	Class C	Class R	Advisor Class

October	1.25	1.10	1.16	1.17	1.19	1.27
November	1.25	1.10	1.16	1.17	1.19	1.27
December	1.25	1.11	1.13	1.16	1.19	1.28
January	1.25	1.11	1.13	1.16	1.19	1.28
February	1.20	1.06	1.08	1.11	1.14	1.23
March	1.20	1.05	1.08	1.11	1.14	1.23
April	1.20	1.05	1.08	1.11	1.14	1.23
May	1.20	1.05	1.08	1.11	1.14	1.23
June	1.20	1.05	1.11	1.11	1.13	1.22
July	1.20	1.05	1.11	1.11	1.13	1.22
August	1.20	1.05	1.11	1.11	1.13	1.22
September	1.20	1.06	1.12	1.12	1.15	1.22

Total	14.60	12.84	13.35	13.55	13.86	14.90

*	All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**	On November 1, 2001, the Fund closed Class B to new investors and changed the name to Class B1; a new Class B became available to investors.
such factors as a company’s experience and managerial strength; its responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company’s changing financial condition and market recognition of the change; and a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings.
Manager’s Discussion
At the start of the period, the Fund’s overall asset allocation favored fixed income securities and reflected our view of the attractive relative valuations that came out of the 2008 financial crisis. We began the period with 66.4% of total net assets in fixed income securities, 30.5% in equity securities and 3.1% in short-term investments and other net assets (cash). As we found opportunities for profit taking in fixed income, particularly in corporate debt securities trading at significant premiums to par value, the Fund’s asset allocation became more balanced and ended the period at 58.5% of total net assets in fixed income securities, 38.8% in equity securities and 2.7% in cash.
26 |     Annual Report

During the period under review, the Fund’s strong performance was driven by a combination of strong gains from stock and corporate bond holdings. Stock holdings that performed well included high-dividend-paying companies such as telecommunications service provider Verizon Communications, integrated energy company ConocoPhillips and electric utility The Southern Co. The Fund’s corporate bond holdings, including investment-grade and high yield bonds, benefited from lower corporate credit spreads as well as lower overall long-term interest rates. Yield spreads over Treasuries for investment-grade corporate bonds declined from 218 basis points (bps; 100 basis points equal one percentage point) to 175 bps and spreads for high yield corporate bonds declined from 764 bps to 620 bps.2
Within fixed income, strong contributors to performance included Ford Motor Credit Co. (FMCC), Freescale Semiconductor, JPMorgan Chase & Co. and Chesapeake Energy. FMCC, a wholly owned subsidiary of Ford Motor Company, provides dealer and customer financing. FMCC’s strong fundamental performance during the reporting period and improved access to funding markets prompted independent credit rating agency Moody’s Investors Service to upgrade the holding’s rating from Caa1 at the start of the year to Ba2 at period-end. Freescale Semiconductor, a global leader in the design and manufacture of embedded semiconductors for the automobile, consumer, industrial and networking markets, benefited from improved demand for the company’s products and access to capital markets that enabled the company to extend its upcoming debt maturities and put a more stable capital structure in place. Despite continued economic uncertainty and the impact of financial regulatory reform on banks, the junior debt securities of financial services firm JPMorgan Chase & Co. performed well as overall interest rates trended lower. Although natural gas prices weakened during the period, our holding in independent natural gas producer Chesapeake Energy benefited from access to capital through convertible preferred stock offerings and joint venture agreements. This activity enabled the company to selectively repay debts and improved the company’s overall credit profile.
Although corporate bonds generally supported Fund performance during the period, the Fund had several detractors including power generation company Dynegy Holdings. This holding’s performance suffered after Dynegy agreed to be acquired in a leveraged buyout by The Blackstone Group.
2. Sources: Barclays Capital; Credit Suisse.
Portfolio Breakdown Franklin Income Fund Based on Total Net Assets as of 9/30/10
Annual Report     | 27

Top 5 Equity Holdings
Franklin Income Fund
9/30/10

Company	% of Total
Sector/Industry	Net Assets

Bank of America Corp.	2.1%
Financials
Wells Fargo & Co.	1.8%
Financials
Exxon Mobil Corp.	1.8%
Energy
Merck & Co. Inc.	1.7%
Health Care
The Southern Co.	1.4%
Utilities
Top 5 Bond Holdings*
Franklin Income Fund
9/30/10

Company	% of Total
Sector/Industry	Net Assets

Texas Competitive Electric Holdings Co. LLC	3.8%
Utilities
CIT Group Inc.	3.8%
Financials
First Data Corp.	2.9%
Information Technology
Freescale Semiconductor Inc.	2.3%
Information Technology
HCA Inc.	2.2%
Health Care

*	Does not include convertible bonds.
Although select dividend-paying sectors and stocks drove strong Fund performance during the reporting period, some sectors negatively impacted results. Common stock holdings in the financials sector, including JPMorgan Chase & Co. and Wells Fargo & Co. detracted from results, mainly due to investors’ fears of renewed economic downturn, heightened regulatory risk and financial sector reform. Despite these challenges, we continue to believe the major banks are well positioned with strong market positions that should enable them to build reserves in excess of regulatory requirements.
We continue to stay focused on opportunities across the capital structure to help us meet the Fund’s investment objective of maximizing income while maintaining prospects for long-term capital appreciation from a wide range of securities including fixed income, equity and convertible securities.
Thank you for your continued participation in Franklin Income Fund. We look forward to serving your future investment needs.

Edward Perks, CFA

Charles B. Johnson

Portfolio Management Team
Franklin Income Fund
The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
28 |     Annual Report

Performance Summary as of 9/30/10
Franklin Income Fund
Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.
Price and Distribution Information

Class A (Symbol: FKINX)		Change	9/30/10	9/30/09

Net Asset Value (NAV)		+$0.12	$2.11	$1.99
Distributions (10/1/09–9/30/10)
Dividend Income	$0.1460

Class B (Symbol: FBICX)		Change	9/30/10	9/30/09

Net Asset Value (NAV)		+$0.12	$2.10	$1.98
Distributions (10/1/09–9/30/10)
Dividend Income	$0.1284

Class B1 (Symbol: FICBX)		Change	9/30/10	9/30/09

Net Asset Value (NAV)		+$0.13	$2.12	$1.99
Distributions (10/1/09–9/30/10)
Dividend Income	$0.1335

Class C (Symbol: FCISX)		Change	9/30/10	9/30/09

Net Asset Value (NAV)		+$0.13	$2.13	$2.00
Distributions (10/1/09–9/30/10)
Dividend Income	$0.1355

Class R (Symbol: FISRX)		Change	9/30/10	9/30/09

Net Asset Value (NAV)		+$0.13	$2.09	$1.96
Distributions (10/1/09–9/30/10)
Dividend Income	$0.1386

Advisor Class (Symbol: FRIAX)		Change	9/30/10	9/30/09

Net Asset Value (NAV)		+$0.12	$2.10	$1.98
Distributions (10/1/09–9/30/10)
Dividend Income	$0.1490
Annual Report     | 29

Performance Summary (continued)
Performance
Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B/B1: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Class R/Advisor Class: no sales charges.

Class A		1-Year	5-Year	10-Year

Cumulative Total Return[1]		+13.90%	+24.03%	+95.36%
Average Annual Total Return[2]		+8.97%	+3.51%	+6.48%
Value of $10,000 Investment[3]		$10,897	$11,880	$18,739
Distribution Rate[4]	6.55%
30-Day Standardized Yield[5]	6.02%
Total Annual Operating Expenses[6]	0.68%

Class B		1-Year	5-Year	Inception (11/1/01)

Cumulative Total Return[1]		+12.99%	+18.93%	+79.67%
Average Annual Total Return[2]		+8.99%	+3.23%	+6.80%
Value of $10,000 Investment[3]		$10,899	$11,725	$17,967
Distribution Rate[4]	6.06%
30-Day Standardized Yield[5]	5.43%
Total Annual Operating Expenses[6]	1.53%

Class B1		1-Year	5-Year	10-Year

Cumulative Total Return[1]		+13.73%	+21.37%	+87.68%
Average Annual Total Return[2]		+9.73%	+3.66%	+6.50%
Value of $10,000 Investment[3]		$10,973	$11,968	$18,768
Distribution Rate[4]	6.34%
30-Day Standardized Yield[5]	5.80%
Total Annual Operating Expenses[6]	1.17%

Class C		1-Year	5-Year	10-Year

Cumulative Total Return[1]		+13.76%	+21.30%	+86.00%
Average Annual Total Return[2]		+12.76%	+3.94%	+6.40%
Value of $10,000 Investment[3]		$11,276	$12,130	$18,600
Distribution Rate[4]	6.31%
30-Day Standardized Yield[5]	5.78%
Total Annual Operating Expenses[6]	1.18%
30 |     Annual Report

Performance Summary (continued)
Performance (continued)

Class R		1-Year	5-Year	Inception (1/1/02)

Cumulative Total Return[1]		+14.23%	+22.18%	+81.01%
Average Annual Total Return[2]		+14.23%	+4.09%	+7.02%
Value of $10,000 Investment[3]		$11,423	$12,218	$18,101
Distribution Rate[4]	6.60%
30-Day Standardized Yield[5]	5.92%
Total Annual Operating Expenses[6]	1.03%

Advisor Class		1-Year	5-Year	10-Year

Cumulative Total Return[1]		+14.15%	+25.09%	+98.91%
Average Annual Total Return[2]		+14.15%	+4.58%	+7.12%
Value of $10,000 Investment[3]		$11,415	$12,509	$19,891
Distribution Rate[4]	6.97%
30-Day Standardized Yield[5]	6.43%
Total Annual Operating Expenses[6]	0.53%
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.
Annual Report     | 31

Performance Summary (continued)
Total Return Index Comparison for a Hypothetical $10,000 Investment
Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.
Average Annual Total Return

Class A	9/30/10

1-Year	+8.97%
5-Year	+3.51%
10-Year	+6.48%
Average Annual Total Return

Class B	9/30/10

1-Year	+8.99%
5-Year	+3.23%
Since Inception (11/1/01)	+6.80%
32 |     Annual Report

Performance Summary (continued)
Average Annual Total Return

Class B1	9/30/10

1-Year	+9.73%
5-Year	+3.66%
10-Year	+6.50%
Average Annual Total Return

Class C	9/30/10

1-Year	+12.76%
5-Year	+3.94%
10-Year	+6.40%
Annual Report     | 33

Performance Summary (continued)
Average Annual Total Return

Class R	9/30/10

1-Year	+14.23%
5-Year	+4.09%
Since Inception (1/1/02)	+7.02%
Average Annual Total Return

Advisor Class	9/30/10

1-Year	+14.15%
5-Year	+4.58%
10-Year	+7.12%
34 |     Annual Report

Performance Summary (continued)
Endnotes
The Fund’s portfolio includes a substantial portion of higher yielding, lower rated corporate bonds because of the relatively higher yields they offer. These securities carry a greater degree of credit risk relative to investment-grade securities. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. While stocks have historically outperformed other asset classes over the long term, they tend to fluctuate more dramatically over the shorter term. The Fund’s prospectus also includes a description of the main investment risks.

Class B:	These shares have higher annual fees and expenses than Class A shares.

Class B1 (formerly Class B):	These shares have higher annual fees and expenses than Class A shares. Effective 11/1/01, closed to new investors.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1.	Cumulative total return represents the change in value of an investment over the periods indicated.

2.	Average annual total return represents the average annual change in value of an investment over the periods indicated.

3.	These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4.	Distribution rate is based on an annualization of the respective class’s September dividend and the maximum offering price (NAV for Classes B, B1, C, R and Advisor) per share on 9/30/10.

5.	The 30-day standardized yield for the 30 days ended 9/30/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

6.	Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7.	Source: © 2010 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The BC U.S. Aggregate Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

8.	Source: Lipper, Inc. The Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Mixed-Asset Target Allocation Moderate Funds classification in the Lipper Open-End underlying funds universe. Lipper Mixed-Asset Target Allocation Moderate Funds are defined as funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents. For the 12-month period ended 9/30/10, there were 500 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered.
Annual Report     | 35

Your Fund’s Expenses
Franklin Income Fund
As a Fund shareholder, you can incur two types of costs:
•	Transaction costs, including sales charges (loads) on Fund purchases; and
•	Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.
The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.
Actual Fund Expenses
The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.
You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:
1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.
In this illustration, the estimated expenses paid this period are $64.50.
Hypothetical Example for Comparison with Other Funds
Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.
36 |     Annual Report

Your Fund’s Expenses (continued)
Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/10	Value 9/30/10	Period* 4/1/10–9/30/10

Class A
Actual	$1,000	$1,040.50	$3.32
Hypothetical (5% return before expenses)	$1,000	$1,021.81	$3.29
Class B
Actual	$1,000	$1,036.20	$7.66
Hypothetical (5% return before expenses)	$1,000	$1,017.55	$7.59
Class B1
Actual	$1,000	$1,042.40	$5.84
Hypothetical (5% return before expenses)	$1,000	$1,019.35	$5.77
Class C
Actual	$1,000	$1,037.60	$5.87
Hypothetical (5% return before expenses)	$1,000	$1,019.30	$5.82
Class R
Actual	$1,000	$1,044.10	$5.12
Hypothetical (5% return before expenses)	$1,000	$1,020.05	$5.06
Advisor Class
Actual	$1,000	$1,041.50	$2.56
Hypothetical (5% return before expenses)	$1,000	$1,022.56	$2.54

*	Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; B: 1.50%; B1: 1.14%; C: 1.15%; R: 1.00%; and Advisor: 0.50%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
Annual Report     | 37

Franklin U.S. Government Securities Fund
Your Fund’s Goal and Main Investments: Franklin U.S. Government Securities Fund seeks income by investing at least 80% of its net assets in U.S. government securities. The Fund presently invests substantially all of its assets in Government National Mortgage Association obligations (Ginnie Maes).
Since 1983, the Fund has invested substantially in Ginnie Mae securities, which carry a guarantee backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal.1 Issued by the Government National Mortgage Association (GNMA), Ginnie Maes have been among the highest yielding U.S. government obligations available.
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.
This annual report for Franklin U.S. Government Securities Fund covers the fiscal year ended September 30, 2010.
Performance Overview
Franklin U.S. Government Securities Fund – Class A posted a cumulative total return of +5.94% for the 12 months under review. The Fund underperformed the +6.62% total return of its peers as measured by the Lipper GNMA Funds Classification Average.2 In comparison, the Barclays Capital (BC) U.S. Government: Intermediate Index returned +6.19% for the same period.3 The Fund’s return reflects the effect of management fees and expenses, while the BC U.S. Government: Intermediate Index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 42.

1.	Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest. The Fund’s yield and share price are not guaranteed and will vary with market conditions.

2.	Source: Lipper Inc. The Lipper GNMA Funds Classification Average is calculated by averaging the total return for all funds within the Lipper GNMA Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper GNMA Funds are defined as funds that invest primarily in GNMA securities. For the 12-month period ended 9/30/10, there were 66 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these or other factors had been considered.

3.	Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S. Government: Intermediate Index is the intermediate component of the BC U.S. Government Index, which includes public obligations of the U.S. Treasury with at least one year to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.
The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 102.
38 |     Annual Report

Dividend Distributions*
Franklin U.S. Government Securities Fund
10/1/09–9/30/10

Dividend per Share
Month	Class A	Class B	Class C	Class R	Advisor Class

October	2.39 cents	2.10 cents	2.13 cents	2.20 cents	2.47 cents
November	2.39 cents	2.10 cents	2.13 cents	2.20 cents	2.47 cents
December	2.21 cents	1.92 cents	1.92 cents	2.00 cents	2.29 cents
January	2.21 cents	1.92 cents	1.92 cents	2.00 cents	2.29 cents
February	2.21 cents	1.92 cents	1.92 cents	2.00 cents	2.29 cents
March	2.21 cents	1.91 cents	1.93 cents	2.00 cents	2.28 cents
April	2.21 cents	1.91 cents	1.93 cents	2.00 cents	2.28 cents
May	2.21 cents	1.91 cents	1.93 cents	2.00 cents	2.28 cents
June	2.21 cents	1.92 cents	1.93 cents	2.00 cents	2.28 cents
July	2.21 cents	1.92 cents	1.93 cents	2.00 cents	2.28 cents
August	2.21 cents	1.92 cents	1.93 cents	2.00 cents	2.28 cents
September	2.21 cents	1.91 cents	1.93 cents	2.01 cents	2.30 cents

Total	26.88 cents	23.36 cents	23.53 cents	24.41 cents	27.79 cents

*	All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
Investment Strategy
We currently invest the Fund’s assets predominantly in GNMA (Ginnie Mae) obligations. We analyze securities using proprietary models to help us identify attractive investment opportunities. The Fund’s short-term investments may include short-term government securities and cash or cash equivalents.
Manager’s Discussion
During the first half of the 12-month reporting period, the economy gradually improved as financial systems seemed to stabilize and U.S. gross domestic product growth rates were positive. The economy also experienced other indicators of growth, including a manufacturing rebound, productivity gains and a potential bottoming in the housing market. However, markets fluctuated throughout the second half of the period as signs of economic strength dissipated and a stubbornly high unemployment level and below-trend growth rates persisted. Although the continued subdued inflationary environment kept concerns over potential interest rate increases at bay, we remained cautious about longer term U.S. prospects due to record fiscal deficits and low current yields.
Annual Report     | 39

Ginnie Mae (GNMA) mortgage-backed securities (MBS) remained relatively attractive in this environment as the GNMA current coupon yielded 3.22% at period-end, an attractive income opportunity over both 5- and 10-year Treasuries, which yielded 1.26% and 2.53%.
The Federal Reserve Board’s Agency MBS Purchase Program continued to support the mortgage sector until it expired in March 2010. The conclusion of this program had a limited impact on the MBS market, as existing demand levels absorbed low mortgage issuance activity. Despite historically low interest rates, prepayment risk for higher coupon MBS remained relatively contained as home price depreciation, loss of home equity and tighter underwriting standards continued to inhibit mortgage holders’ ability to refinance their homes.
During the period, GNMA MBS outperformed their conventional Fannie Mae (FNMA) and Freddie Mac (FHLMC) MBS counterparts. Within the sector, higher coupon GNMAs (6.0% and 6.5%) were the best performers, while lower- and mid-coupon (4.5% and 5.0%) GNMAs lagged. GNMA I securities (comprising single-issuer pools) outperformed GNMA II securities (comprising multiple-issuer pools) in 5.5% and 6.0% coupons. We slightly decreased the Fund’s allocation to GNMA II securities, as we felt GNMA Is offered better value on a historical price spread basis. We increased the portfolio’s allocation to some lower coupon MBS (4.5%). Our heaviest allocation was in 5.0% through 6.0% coupon securities.
Franklin U.S. Government Securities Fund takes a consistent and disciplined approach to our investment strategy and invests entirely in Ginnie Mae mortgage pass-throughs, which remained the only MBS backed by the full faith and credit of the U.S. government.1 The Fund takes a collateral-intensive research approach to uncover opportunities across the GNMA universe. We believe our experience and continual investment in new technologies can help us identify specified pools and individual securities that offer strong cash flow fundamentals and valuations.
40 |     Annual Report

Thank you for your continued participation in Franklin U.S. Government Securities Fund. We welcome your comments and questions and look forward to serving your investment needs in the years ahead.
Roger A. Bayston, CFA
Paul Varunok
Portfolio Management Team
Franklin U.S. Government Securities Fund
The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
Annual Report     | 41

Performance Summary as of 9/30/10
Franklin U.S. Government Securities Fund
Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.
Price and Distribution Information

Class A (Symbol: FKUSX)		Change	9/30/10	9/30/09

Net Asset Value (NAV)		+$0.12	$6.81	$6.69
Distributions (10/1/09–9/30/10)
Dividend Income	$0.2688

Class B (Symbol: FUGBX)		Change	9/30/10	9/30/09

Net Asset Value (NAV)		+$0.12	$6.80	$6.68
Distributions (10/1/09–9/30/10)
Dividend Income	$0.2336

Class C (Symbol: FRUGX)		Change	9/30/10	9/30/09

Net Asset Value (NAV)		+$0.11	$6.77	$6.66
Distributions (10/1/09–9/30/10)
Dividend Income	$0.2353

Class R (Symbol: FUSRX)		Change	9/30/10	9/30/09

Net Asset Value (NAV)		+$0.12	$6.81	$6.69
Distributions (10/1/09–9/30/10)
Dividend Income	$0.2441

Advisor Class (Symbol: FUSAX)		Change	9/30/10	9/30/09

Net Asset Value (NAV)		+$0.12	$6.83	$6.71
Distributions (10/1/09–9/30/10)
Dividend Income	$0.2779
42 |     Annual Report

Performance Summary (continued)
Performance
Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Class R/Advisor Class: no sales charges.

Class A		1-Year	5-Year	10-Year

Cumulative Total Return[1]		+5.94%	+31.82%	+71.63%
Average Annual Total Return[2]		+1.39%	+4.77%	+5.10%
Distribution Rate[3]	3.73%
30-Day Standardized Yield[4]	3.38%
Total Annual Operating Expenses[5]	0.75%

Class B		1-Year	5-Year	10-Year

Cumulative Total Return[1]		+5.39%	+28.49%	+64.68%
Average Annual Total Return[2]		+1.39%	+4.81%	+5.11%
Distribution Rate[3]	3.37%
30-Day Standardized Yield[4]	3.04%
Total Annual Operating Expenses[5]	1.26%

Class C		1-Year	5-Year	10-Year

Cumulative Total Return[1]		+5.28%	+28.48%	+62.84%
Average Annual Total Return[2]		+4.28%	+5.14%	+5.00%
Distribution Rate[3]	3.42%
30-Day Standardized Yield[4]	3.03%
Total Annual Operating Expenses[5]	1.26%

Class R		1-Year	5-Year	Inception (1/1/02)

Cumulative Total Return[1]		+5.55%	+29.44%	+49.43%
Average Annual Total Return[2]		+5.55%	+5.30%	+4.70%
Distribution Rate[3]	3.54%
30-Day Standardized Yield[4]	3.18%
Total Annual Operating Expenses[5]	1.11%

Advisor Class		1-Year	5-Year	10-Year

Cumulative Total Return[1]		+6.06%	+32.59%	+73.85%
Average Annual Total Return[2]		+6.06%	+5.80%	+5.69%
Distribution Rate[3]	4.04%
30-Day Standardized Yield[4]	3.67%
Total Annual Operating Expenses[5]	0.61%
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.
Annual Report     | 43

Performance Summary (continued)
Total Return Index Comparison for a Hypothetical $10,000 Investment
Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.
Average Annual Total Return

Class A	9/30/10

1-Year	+1.39%
5-Year	+4.77%
10-Year	+5.10%
Average Annual Total Return

Class B	9/30/10

1-Year	+1.39%
5-Year	+4.81%
10-Year	+5.11%
44 |     Annual Report

Performance Summary (continued)
Average Annual Total Return

Class C	9/30/10

1-Year	+4.28%
5-Year	+5.14%
10-Year	+5.00%
Average Annual Total Return

Class R	9/30/10

1-Year	+5.55%
5-Year	+5.30%
Since Inception (1/1/02)	+4.70%
Annual Report     | 45

Performance Summary (continued)
Average Annual Total Return

Advisor Class	9/30/10

1-Year	+6.06%
5-Year	+5.80%
10-Year	+5.69%
Endnotes
The Fund’s share price and yield will be affected by interest rate movements and mortgage prepayments. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund’s prospectus also includes a description of the main investment risks.

Class B:	These shares have higher annual fees and expenses than Class A Shares.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1.	Cumulative total return represents the change in value of an investment over the periods indicated.

2.	Average annual total return represents the average annual change in value of an investment over the periods indicated.

3.	Distribution rate is based on an annualization of the respective class’s September dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 9/30/10.

4.	The 30-day standardized yield for the 30 days ended 9/30/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

5.	Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

6.	Source: © 2010 Morningstar. The BC U.S. Government: Intermediate Index is the intermediate component of the BC U.S. Government Index, which includes public obligations of the U.S. Treasury with at least one year to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

7.	Source: Lipper Inc. The Lipper GNMA Funds Classification Average is calculated by averaging the total return for all funds within the Lipper GNMA Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper GNMA Funds are defined as funds that invest primarily in GNMA securities. For the 12-month period ended 9/30/10, there were 66 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these or other factors had been considered.
46 |     Annual Report

Your Fund’s Expenses
Franklin U.S. Government Securities Fund
As a Fund shareholder, you can incur two types of costs:
•	Transaction costs, including sales charges (loads) on Fund purchases; and
•	Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.
The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.
Actual Fund Expenses
The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.
You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:
1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.
In this illustration, the estimated expenses paid this period are $64.50.
Hypothetical Example for Comparison with Other Funds
Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.
Annual Report     | 47

Your Fund’s Expenses (continued)
Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/10	Value 9/30/10	Period* 4/1/10–9/30/10

Class A
Actual	$1,000	$1,038.00	$3.78
Hypothetical (5% return before expenses)	$1,000	$1,021.36	$3.75
Class B
Actual	$1,000	$1,035.40	$6.33
Hypothetical (5% return before expenses)	$1,000	$1,018.85	$6.28
Class C
Actual	$1,000	$1,034.10	$6.32
Hypothetical (5% return before expenses)	$1,000	$1,018.85	$6.28
Class R
Actual	$1,000	$1,036.10	$5.56
Hypothetical (5% return before expenses)	$1,000	$1,019.60	$5.52
Advisor Class
Actual	$1,000	$1,038.60	$3.02
Hypothetical (5% return before expenses)	$1,000	$1,022.11	$2.99

*	Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.74%; B: 1.24%; C: 1.24%; R: 1.09%; and Advisor: 0.59%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
48 |     Annual Report

Franklin Utilities Fund
Your Fund’s Goal and Main Investments: Franklin Utilities Fund seeks both capital appreciation and current income by investing at least 80% of its net assets in public utility company securities.
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.
We are pleased to bring you Franklin Utilities Fund’s annual report for the fiscal year ended September 30, 2010.
Performance Overview
Franklin Utilities Fund – Class A delivered a +12.69% cumulative total return for the 12 months under review. The Fund outperformed its broad benchmark, the Standard & Poor’s 500 (S&P 500) Index, which posted a +10.16% total return for the same period.1 The Fund also outperformed the +11.90% total return of its narrow benchmark, the S&P 500 Utilities Index.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 52.
Investment Strategy
We search for the best return opportunities available in the global utilities arena with a specific focus on the U.S. electricity and gas sector. Generally, we look for companies producing a high percentage of earnings from regulated utility franchise operations.
Manager’s Discussion
Of the S&P 500 Index’s 10 sector groups, the utilities sector’s performance during the fiscal year was slightly above average. The Fund’s performance surpassed that of the S&P 500 Utilities Index and the broader S&P 500 Index, primarily due to stock selection.

1.	Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 Index is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

2.	Source: © 2010 Morningstar. The S&P 500 Utilities Index is market capitalization weighted and consists of all utility stocks in the S&P 500 Index.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 109.
Annual Report     | 49

Top 10 Equity Holdings
Franklin Utilities Fund
9/30/10

Company	% of Total
Sector/Industry	Net Assets

Sempra Energy	4.9%
Multi-Utilities
The Southern Co.	4.7%
Electric Utilities
Entergy Corp.	3.9%
Electric Utilities
Public Service Enterprise Group Inc.	3.8%
Multi-Utilities
PG&E Corp.	3.8%
Multi-Utilities
American Electric Power Co. Inc.	3.6%
Electric Utilities
Edison International	3.2%
Electric Utilities
PPL Corp.	3.2%
Electric Utilities
Exelon Corp.	3.0%
Electric Utilities
NextEra Energy Inc.	3.0%
Electric Utilities
Most portfolio holdings posted strong gains during this annual period. Among the most significant contributors to performance was The Southern Co., one of America’s largest electricity distributors offering a combined generating capacity of nearly 42,000 megawatts and serving more than 4.4 million electricity customers in the southeastern U.S. Southern’s share price increase during the reporting period was supported by the company’s commitment to distributing earnings to investors, as it increased its dividend by 4% on a per-share, annualized basis. Southern was also one of just two U.S. utilities actively developing a new nuclear electricity-generating plant, which we believe could offer many years of capital deployment opportunities. The Fund’s investment in American Electric Power Co. (AEP), a large power generator and distributor serving more than five million customers in 11 states, was another top contributor to returns. Like Southern, AEP was helped by increased investor appetite for electric utilities offering above-average dividend yields that also did not have significant commodity exposure. The Fund’s holdings in Dominion Resources, a Virginia-based electricity and natural gas distributor to 12 states, also provided a significant boost to the Fund’s overall returns. During the year under review, Dominion reduced its commodity sensitivity by selling its natural gas and oil exploration and production business to focus on its move toward a more regulated business model. Dominion also boosted its annual dividend rate by 4.6%.
Although there were few detractors from the Fund’s performance this fiscal year, some holdings fell in value. These included electric utility FirstEnergy, which serves a region including Ohio, Pennsylvania and New Jersey; and Exelon, which distributes electricity to 5.4 million customers in northern Illinois (including Chicago) and southeastern Pennsylvania (including Philadelphia) through subsidiaries Commonwealth Edison (ComEd) and PECO Energy. Declining electricity and natural gas prices hindered these companies’ profitability, as they sell significant volumes of power at market-based pricing. Finally, shares of RWE, a German energy conglomerate that provides electricity and gas to residential and business customers primarily in central and western Europe, also fell in value and hindered the Fund’s overall advance. RWE’s performance was negatively impacted by declining German power prices over the past year, as well as by a specific German government initiative to tax future profits made by nuclear energy producers. RWE is one of Germany’s two major producers of nuclear power.
50 |     Annual Report

Thank you for your continued participation in Franklin Utilities Fund. We look forward to serving your future investment needs.
John C. Kohli, CFA
J. Blair Schmicker, CFA
Portfolio Management Team
Franklin Utilities Fund
The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
Annual Report     | 51

Performance Summary as of 9/30/10
Franklin Utilities Fund
Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.
Price and Distribution Information

Class A (Symbol: FKUTX)		Change	9/30/10	9/30/09

Net Asset Value (NAV)		+$0.70	$11.44	$10.74
Distributions (10/1/09–9/30/10)
Dividend Income	$0.4500
Long-Term Capital Gain	$0.1618
Total	$0.6118

Class B (Symbol: FRUBX)		Change	9/30/10	9/30/09

Net Asset Value (NAV)		+$0.70	$11.44	$10.74
Distributions (10/1/09–9/30/10)
Dividend Income	$0.3935
Long-Term Capital Gain	$0.1618
Total	$0.5553

Class C (Symbol: FRUSX)		Change	9/30/10	9/30/09

Net Asset Value (NAV)		+$0.69	$11.40	$10.71
Distributions (10/1/09–9/30/10)
Dividend Income	$0.3972
Long-Term Capital Gain	$0.1618
Total	$0.5590

Class R (Symbol: FRURX)		Change	9/30/10	9/30/09

Net Asset Value (NAV)		+$0.70	$11.41	$10.71
Distributions (10/1/09–9/30/10)
Dividend Income	$0.4126
Long-Term Capital Gain	$0.1618
Total	$0.5744

Advisor Class (Symbol: FRUAX)		Change	9/30/10	9/30/09

Net Asset Value (NAV)		+$0.71	$11.50	$10.79
Distributions (10/1/09–9/30/10)
Dividend Income	$0.4664
Long-Term Capital Gain	$0.1618
Total	$0.6282
52 |     Annual Report

Performance Summary (continued)
Performance
Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Class R/Advisor Class: no sales charges.

Class A		1-Year	5-Year	10-Year

Cumulative Total Return[1]		+12.69%	+21.18%	+83.70%
Average Annual Total Return[2]		+7.87%	+3.02%	+5.81%
Value of $10,000 Investment[3]		$10,787	$11,602	$17,595
Distribution Rate[4]	3.51%
30-Day Standardized Yield[5]	3.16%
Total Annual Operating Expenses[6]	0.80%

Class B		1-Year	5-Year	10-Year

Cumulative Total Return[1]		+12.10%	+18.27%	+76.47%
Average Annual Total Return[2]		+8.10%	+3.09%	+5.84%
Value of $10,000 Investment[3]		$10,810	$11,645	$17,647
Distribution Rate[4]	3.17%
30-Day Standardized Yield[5]	2.81%
Total Annual Operating Expenses[6]	1.30%

Class C		1-Year	5-Year	10-Year

Cumulative Total Return[1]		+12.08%	+18.23%	+74.76%
Average Annual Total Return[2]		+11.08%	+3.41%	+5.74%
Value of $10,000 Investment[3]		$11,108	$11,823	$17,476
Distribution Rate[4]	3.21%
30-Day Standardized Yield[5]	2.81%
Total Annual Operating Expenses[6]	1.30%

Class R		1-Year	5-Year	Inception (1/1/02)

Cumulative Total Return[1]		+12.33%	+19.09%	+78.67%
Average Annual Total Return[2]		+12.33%	+3.56%	+5.90%
Value of $10,000 Investment[3]		$11,233	$11,909	$17,867
Distribution Rate[4]	3.34%
30-Day Standardized Yield[5]	2.97%
Total Annual Operating Expenses[6]	1.15%

Advisor Class		1-Year	5-Year	10-Year

Cumulative Total Return[1]		+12.89%	+22.08%	+86.45%
Average Annual Total Return[2]		+12.89%	+4.07%	+6.43%
Value of $10,000 Investment[3]		$11,289	$12,208	$18,645
Distribution Rate[4]	3.79%
30-Day Standardized Yield[5]	3.45%
Total Annual Operating Expenses[6]	0.65%
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.
Annual Report     | 53

Performance Summary (continued)
Total Return Index Comparison for a Hypothetical $10,000 Investment
Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.
Average Annual Total Return

Class A	9/30/10

1-Year	+7.87%
5-Year	+3.02%
10-Year	+5.81%
Average Annual Total Return

Class B	9/30/10

1-Year	+8.10%
5-Year	+3.09%
10-Year	+5.84%
54 |     Annual Report

Performance Summary (continued)
Average Annual Total Return

Class C	9/30/10

1-Year	+11.08%
5-Year	+3.41%
10-Year	+5.74%
Average Annual Total Return

Class R	9/30/10

1-Year	+12.33%
5-Year	+3.56%
Since Inception (1/1/02)	+5.90%
Annual Report     | 55

Performance Summary (continued)
Average Annual Total Return

Advisor Class	9/30/10

1-Year	+12.89%
5-Year	+4.07%
10-Year	+6.43%
Endnotes
In addition to being sensitive to other factors, securities issued by utility companies have been historically sensitive to interest rate changes. When interest rates fall, utility securities prices, and thus a utilities fund’s share price, tend to rise; when interest rates rise, their prices generally fall. The Fund’s prospectus also includes a description of the main investment risks.

Class B:	These shares have higher annual fees and expenses than Class A shares.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1.	Cumulative total return represents the change in value of an investment over the periods indicated.

2.	Average annual total return represents the average annual change in value of an investment over the periods indicated.

3.	These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4.	Distribution rate is based on an annualization of the respective class’s current quarterly dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 9/30/10.

5.	The 30-day standardized yield for the 30 days ended 9/30/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

6.	Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7.	Source: © 2010 Morningstar. The S&P 500 Index is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The S&P 500 Utilities Index is market capitalization weighted and consists of all utility stocks in the S&P 500 Index.
56 |     Annual Report

Your Fund’s Expenses
Franklin Utilities Fund
As a Fund shareholder, you can incur two types of costs:
•	Transaction costs, including sales charges (loads) on Fund purchases; and

•	Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.
The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.
Actual Fund Expenses
The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.
You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:
1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.
In this illustration, the estimated expenses paid this period are $64.50.
Hypothetical Example for Comparison with Other Funds
Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.
Annual Report     | 57

Your Fund’s Expenses (continued)
Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/10	Value 9/30/10	Period* 4/1/10–9/30/10

Class A
Actual	$1,000	$1,070.30	$4.00
Hypothetical (5% return before expenses)	$1,000	$1,021.21	$3.90
Class B
Actual	$1,000	$1,067.40	$6.58
Hypothetical (5% return before expenses)	$1,000	$1,018.70	$6.43
Class C
Actual	$1,000	$1,067.80	$6.58
Hypothetical (5% return before expenses)	$1,000	$1,018.70	$6.43
Class R
Actual	$1,000	$1,068.50	$5.81
Hypothetical (5% return before expenses)	$1,000	$1,019.45	$5.67
Advisor Class
Actual	$1,000	$1,071.70	$3.22
Hypothetical (5% return before expenses)	$1,000	$1,021.96	$3.14

*	Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.77%; B: 1.27%; C: 1.27%; R: 1.12%; and Advisor: 0.62%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
58 |     Annual Report

Franklin Custodian Funds
Financial Highlights
Franklin DynaTech Fund

	Year Ended September 30,
Class A	2010	2009	2008	2007	2006

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$23.20	$24.87	$32.33	$25.80	$24.98

Income from investment operations[a]:
Net investment income (loss)[b]	(0.11)	(0.06)	(0.08)	(0.08)	(0.05)
Net realized and unrealized gains (losses)	4.07	(0.03)	(6.67)	6.61	0.87

Total from investment operations	3.96	(0.09)	(6.75)	6.53	0.82

Less distributions from net realized gains	—	(1.58)	(0.71)	—	—

Redemption fees[c]	—	—	— [d]	— [d]	— [d]

Net asset value, end of year	$27.16	$23.20	$24.87	$32.33	$25.80

Total return[e]	17.07%	2.71%	(21.36)%	25.31%	3.28%

Ratios to average net assets
Expenses	1.03%	1.16%[f]	0.97%[f]	0.99%[f]	0.97%[f]
Net investment income (loss)	(0.44)%	(0.34)%	(0.26)%	(0.30)%	(0.20)%

Supplemental data
Net assets, end of year (000’s)	$566,764	$503,472	$388,843	$553,347	$590,633
Portfolio turnover rate	31.39%	46.05%	41.01%	18.03%	18.61%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Effective September 1, 2008, the redemption fee was eliminated.

[d]	Amount rounds to less than $0.01 per share.

[e]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]	Benefit of expense reduction rounds to less than 0.01%.
Annual Report     |     The accompanying notes are an integral part of these financial statements.     | 59

Franklin Custodian Funds
Financial Highlights (continued)
Franklin DynaTech Fund

	Year Ended September 30,
Class B	2010	2009	2008	2007	2006

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$21.60	$23.48	$30.78	$24.75	$24.15

Income from investment operations[a]:
Net investment income (loss)[b]	(0.28)	(0.19)	(0.29)	(0.28)	(0.23)
Net realized and unrealized gains (losses)	3.78	(0.11)	(6.30)	6.31	0.83

Total from investment operations	3.50	(0.30)	(6.59)	6.03	0.60

Less distributions from net realized gains	—	(1.58)	(0.71)	—	—

Redemption fees[c]	—	—	— [d]	— [d]	— [d]

Net asset value, end of year	$25.10	$21.60	$23.48	$30.78	$24.75

Total return[e]	16.20%	1.96%	(21.96)%	24.36%	2.48%

Ratios to average net assets
Expenses	1.76%	1.91%[f]	1.73%[f]	1.75%[f]	1.72%[f]
Net investment income (loss)	(1.17)%	(1.09)%	(1.02)%	(1.06)%	(0.95)%

Supplemental data
Net assets, end of year (000’s)	$10,125	$13,682	$10,704	$16,625	$18,718
Portfolio turnover rate	31.39%	46.05%	41.01%	18.03%	18.61%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Effective September 1, 2008, the redemption fee was eliminated.

[d]	Amount rounds to less than $0.01 per share.

[e]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]	Benefit of expense reduction rounds to less than 0.01%.
60 |     The accompanying notes are an integral part of these financial statements.     |     Annual Report

Franklin Custodian Funds
Financial Highlights (continued)
Franklin DynaTech Fund

	Year Ended September 30,
Class C	2010	2009	2008	2007	2006

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$21.34	$23.23	$30.46	$24.50	$23.90

Income from investment operations[a]:
Net investment income (loss)[b]	(0.28)	(0.19)	(0.28)	(0.28)	(0.23)
Net realized and unrealized gains (losses)	3.75	(0.12)	(6.24)	6.24	0.83

Total from investment operations	3.47	(0.31)	(6.52)	5.96	0.60

Less distributions from net realized gains	—	(1.58)	(0.71)	—	—

Redemption fees[c]	—	—	— [d]	— [d]	— [d]

Net asset value, end of year	$24.81	$21.34	$23.23	$30.46	$24.50

Total return[e]	16.26%	1.89%	(21.93)%	24.33%	2.51%

Ratios to average net assets
Expenses	1.78%	1.91%[f]	1.73%[f]	1.74%[f]	1.71%[f]
Net investment income (loss)	(1.19)%	(1.09)%	(1.02)%	(1.05)%	(0.94)%

Supplemental data
Net assets, end of year (000’s)	$93,927	$83,435	$53,289	$70,413	$69,069
Portfolio turnover rate	31.39%	46.05%	41.01%	18.03%	18.61%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Effective September 1, 2008, the redemption fee was eliminated.

[d]	Amount rounds to less than $0.01 per share.

[e]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]	Benefit of expense reduction rounds to less than 0.01%.
Annual Report     |     The accompanying notes are an integral part of these financial statements.     | 61

Franklin Custodian Funds
Financial Highlights (continued)
Franklin DynaTech Fund

	Year Ended September 30,
Class R	2010	2009[a]

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$23.13	$15.66

Income from investment operations[b]:
Net investment income (loss)[c]	(0.17)	(0.09)
Net realized and unrealized gains (losses)	4.06	7.56

Total from investment operations	3.89	7.47

Net asset value, end of year	$27.02	$23.13

Total return[d]	16.82%	47.70%

Ratios to average net assets[e]
Expenses	1.28%	1.41%[f]
Net investment income (loss)	(0.69)%	(0.59)%

Supplemental data
Net assets, end of year (000’s)	$7,034	$6,345
Portfolio turnover rate	31.39%	46.05%

[a]	For the period December 1, 2008 (effective date) to September 30, 2009.

[b]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[c]	Based on average daily shares outstanding.

[d]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[e]	Ratios are annualized for periods less than one year.

[f]	Benefit of expense reduction rounds to less than 0.01%.
62 |     The accompanying notes are an integral part of these financial statements.     |     Annual Report

Franklin Custodian Funds
Financial Highlights (continued)
Franklin DynaTech Fund

	Year Ended September 30,
Advisor Class	2010	2009	2008[a]

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$23.28	$24.90	$31.40

Income from investment operations[b]:
Net investment income (loss)[c]	(0.05)	(0.02)	(0.01)
Net realized and unrealized gains (losses)	4.10	(0.02)	(6.49)

Total from investment operations	4.05	(0.04)	(6.50)

Less distributions from net realized gains	—	(1.58)	—

Redemption fees[d]	—	—	— [e]

Net asset value, end of year	$27.33	$23.28	$24.90

Total return[f]	17.40%	2.92%	(20.70)%

Ratios to average net assets[g]
Expenses	0.78%	0.91%[h]	0.73%[h]
Net investment income (loss)	(0.19)%	(0.09)%	(0.02)%

Supplemental data
Net assets, end of year (000’s)	$11,541	$8,208	$1,938
Portfolio turnover rate	31.39%	46.05%	41.01%

[a]	For the period May 15, 2008 (effective date) to September 30, 2008.

[b]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[c]	Based on average daily shares outstanding.

[d]	Effective September 1, 2008, the redemption fee was eliminated.

[e]	Amount rounds to less than $0.01 per share.

[f]	Total return is not annualized for periods less than one year.

[g]	Ratios are annualized for periods less than one year.

[h]	Benefit of expense reduction rounds to less than 0.01%.
Annual Report     |     The accompanying notes are an integral part of these financial statements.     | 63

Franklin Custodian Funds
Statement of Investments, September 30, 2010

	Franklin DynaTech Fund	Country	Shares	Value

	Common Stocks 99.7%
	Aerospace & Defense 3.1%
	The Boeing Co.	United States	110,000	$7,319,400
	Precision Castparts Corp.	United States	110,000	14,008,500

				21,327,900

	Air Freight & Logistics 1.9%
	C.H. Robinson Worldwide Inc.	United States	100,000	6,992,000
	FedEx Corp.	United States	70,000	5,985,000

				12,977,000

	Biotechnology 2.1%
[a]	Celgene Corp.	United States	250,000	14,402,500

	Capital Markets 0.8%
	The Goldman Sachs Group Inc.	United States	40,000	5,783,200

	Chemicals 2.0%
	Sigma-Aldrich Corp.	United States	225,000	13,585,500

	Communications Equipment 4.7%
[a]	Cisco Systems Inc.	United States	500,000	10,950,000
[a]	F5 Networks Inc.	United States	100,000	10,381,000
[a]	Juniper Networks Inc.	United States	150,000	4,552,500
	QUALCOMM Inc.	United States	75,000	3,384,000
	ZTE Corp., H	China	750,000	2,986,815

				32,254,315

	Computers & Peripherals 9.6%
[a]	Apple Inc.	United States	185,000	52,493,750
	Hewlett-Packard Co.	United States	225,000	9,465,750
[a]	NetApp Inc.	United States	85,000	4,232,150

				66,191,650

	Consumer Finance 0.1%
[a]	Green Dot Corp.	United States	19,200	930,816

	Diversified Consumer Services 0.3%
[a]	Coinstar Inc.	United States	40,000	1,719,600

	Diversified Financial Services 0.8%
	CME Group Inc.	United States	21,000	5,469,450

	Electronic Equipment, Instruments & Components 1.6%
[a]	Dolby Laboratories Inc., A	United States	190,000	10,793,900

	Energy Equipment & Services 5.7%
[a]	FMC Technologies Inc.	United States	300,000	20,487,000
	National Oilwell Varco Inc.	United States	150,000	6,670,500
	Schlumberger Ltd.	United States	200,000	12,322,000

				39,479,500

	Health Care Equipment & Supplies 5.2%
[a]	Edwards Lifesciences Corp.	United States	200,000	13,410,000
[a]	HeartWare International Inc.	Australia	50,000	3,438,000
[a]	Intuitive Surgical Inc.	United States	30,000	8,512,200
	Stryker Corp.	United States	150,000	7,507,500
64 |     Annual Report

Franklin Custodian Funds
Statement of Investments, September 30, 2010 (continued)

	Franklin DynaTech Fund	Country	Shares	Value

	Common Stocks (continued)
	Health Care Equipment & Supplies (continued)
[a]	Thoratec Corp.	United States	80,000	$2,958,400

				35,826,100

	Health Care Providers & Services 3.0%
[a]	Express Scripts Inc.	United States	300,000	14,610,000
	McKesson Corp.	United States	100,000	6,178,000

				20,788,000

	Health Care Technology 1.8%
[a]	Cerner Corp.	United States	150,000	12,598,500

	Hotels, Restaurants & Leisure 1.0%
[a]	Ctrip.com International Ltd., ADR	China	75,000	3,581,250
	Wynn Resorts Ltd.	United States	40,000	3,470,800

				7,052,050

	Industrial Conglomerates 0.8%
	General Electric Co.	United States	150,000	2,437,500
	Koninklijke Philips Electronics NV, N.Y. shs.	Netherlands	100,000	3,132,000

				5,569,500

	Internet & Catalog Retail 5.9%
[a]	Amazon.com Inc.	United States	100,000	15,706,000
[a]	Netflix Inc.	United States	50,000	8,108,000
[a]	Priceline.com Inc.	United States	47,500	16,546,150

				40,360,150

	Internet Software & Services 10.9%
[a]	Akamai Technologies Inc.	United States	70,000	3,512,600
[a]	Baidu Inc., ADR	China	200,000	20,524,000
[a]	Google Inc., A	United States	50,000	26,289,500
[a]	MercadoLibre Inc.	Argentina	125,000	9,022,500
	Tencent Holdings Ltd.	China	500,000	10,922,659
[a]	WebMD Health Corp.	United States	100,000	4,987,000

				75,258,259

	IT Services 3.9%
	MasterCard Inc., A	United States	45,000	10,080,000
	Visa Inc., A	United States	225,000	16,708,500

				26,788,500

	Life Sciences Tools & Services 2.4%
[a]	Thermo Fisher Scientific Inc.	United States	125,000	5,985,000
[a]	Waters Corp.	United States	150,000	10,617,000

				16,602,000

	Machinery 1.6%
	Flowserve Corp.	United States	100,000	10,942,000

	Oil, Gas & Consumable Fuels 1.3%
	Noble Energy Inc.	United States	50,000	3,754,500
	Petroleo Brasileiro SA, ADR	Brazil	150,000	5,440,500

				9,195,000

Annual Report     | 65

Franklin Custodian Funds
Statement of Investments, September 30, 2010 (continued)

	Franklin DynaTech Fund	Country	Shares	Value

	Common Stocks (continued)
	Pharmaceuticals 5.6%
	Allergan Inc.	United States	150,000	$9,979,500
	Johnson & Johnson	United States	75,000	4,647,000
	Roche Holding AG	Switzerland	40,000	5,463,613
	Teva Pharmaceutical Industries Ltd., ADR	Israel	350,000	18,462,500

				38,552,613

	Semiconductors & Semiconductor Equipment 10.6%
	ARM Holdings PLC, ADR	United Kingdom	900,000	16,884,000
[a]	Cree Inc.	United States	70,000	3,800,300
	First Solar Inc.	United States	5,000	736,750
[a]	Hittite Microwave Corp.	United States	100,000	4,765,000
	Intel Corp.	United States	1,125,000	21,633,750
[a]	Lam Research Corp.	United States	150,000	6,277,500
[a]	Netlogic Microsystems Inc.	United States	250,000	6,895,000
	Power Integrations Inc.	United States	150,000	4,768,500
[a]	Silicon Laboratories Inc.	United States	200,000	7,330,000

				73,090,800

	Software 10.9%
[a]	Adobe Systems Inc.	United States	175,000	4,576,250
[a]	ANSYS Inc.	United States	200,000	8,450,000
[a]	Check Point Software Technologies Ltd.	Israel	200,000	7,386,000
[b]	ChinaCache International Holdings Ltd., ADR	China	7,300	87,600
[a]	Citrix Systems Inc.	United States	65,000	4,435,600
	FactSet Research Systems Inc.	United States	75,000	6,084,750
[a]	Informatica Corp.	United States	150,000	5,761,500
	Microsoft Corp.	United States	200,000	4,898,000
	Oracle Corp.	United States	250,000	6,712,500
[a]	QLIK Technologies Inc.	United States	52,700	1,162,035
[a]	Salesforce.com Inc.	United States	150,000	16,770,000
[a]	VMware Inc., A	United States	100,000	8,494,000

				74,818,235

	Wireless Telecommunication Services 2.1%
	America Movil SAB de CV, L, ADR	Mexico	85,000	4,533,050
[a]	American Tower Corp., A	United States	200,000	10,252,000

				14,785,050

	Total Common Stocks (Cost $364,688,370)			687,142,088

	Short Term Investments (Cost $5,804,707) 0.8%
	Money Market Funds 0.8%
[a,c]	Institutional Fiduciary Trust Money Market Portfolio, 0.00%	United States	5,804,707	5,804,707

	Total Investments (Cost $370,493,077) 100.5%			692,946,795
	Other Assets, less Liabilities (0.5)%			(3,555,949)

	Net Assets 100.0%			$689,390,846

See Abbreviations on page 142.

[a]	Non-income producing.

[b]	A portion or all of the security purchased on a delayed delivery basis. See Note 1(d).

[c]	See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.
66 |     The accompanying notes are an integral part of these financial statements.     |     Annual Report

Franklin Custodian Funds
Financial Highlights
Franklin Growth Fund

	Year Ended September 30,
Class A	2010	2009	2008	2007	2006

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$36.48	$37.17	$46.36	$39.10	$34.83

Income from investment operations[a]:
Net investment income[b]	0.20	0.29	0.24	0.16	0.12
Net realized and unrealized gains (losses)	4.71	(0.67)	(9.30)	7.21	4.21

Total from investment operations	4.91	(0.38)	(9.06)	7.37	4.33

Less distributions from net investment income	(0.28)	(0.31)	(0.13)	(0.11)	(0.06)

Redemption fees[c]	—	—	— [d]	— [d]	— [d]

Net asset value, end of year	$41.11	$36.48	$37.17	$46.36	$39.10

Total return[e]	13.52%	(0.71)%	(19.59)%	18.87%	12.46%

Ratios to average net assets
Expenses	0.94%	1.00%[f]	0.89%[f]	0.93%[f]	0.91%[f]
Net investment income	0.50%	0.95%	0.56%	0.37%	0.34%

Supplemental data
Net assets, end of year (000’s)	$2,587,802	$2,173,714	$1,708,612	$2,123,419	$1,695,802
Portfolio turnover rate	4.36%	3.92%	5.64%	0.37%	2.21%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Effective September 1, 2008, the redemption fee was eliminated.

[d]	Amount rounds to less than $0.01 per share.

[e]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]	Benefit of expense reduction rounds to less than 0.01%.
Annual Report     |     The accompanying notes are an integral part of these financial statements.     | 67

Franklin Custodian Funds
Financial Highlights (continued)
Franklin Growth Fund

	Year Ended September 30,
Class B	2010	2009	2008	2007	2006

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$34.93	$35.44	$44.42	$37.65	$33.73

Income from investment operations[a]:
Net investment income (loss)[b]	(0.06)	0.07	(0.08)	(0.16)	(0.15)
Net realized and unrealized gains (losses)	4.50	(0.58)	(8.90)	6.93	4.07

Total from investment operations	4.44	(0.51)	(8.98)	6.77	3.92

Less distributions from net investment income	(0.03)	—	—	—	—

Redemption fees[c]	—	—	— [d]	— [d]	— [d]

Net asset value, end of year	$39.34	$34.93	$35.44	$44.42	$37.65

Total return[e]	12.70%	(1.44)%	(20.22)%	17.98%	11.62%

Ratios to average net assets
Expenses	1.68%	1.75%[f]	1.64%[f]	1.69%[f]	1.67%[f]
Net investment income (loss)	(0.24)%	0.20%	(0.19)%	(0.39)%	(0.42)%

Supplemental data
Net assets, end of year (000’s)	$51,594	$87,790	$89,779	$138,640	$122,871
Portfolio turnover rate	4.36%	3.92%	5.64%	0.37%	2.21%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Effective September 1, 2008, the redemption fee was eliminated.

[d]	Amount rounds to less than $0.01 per share.

[e]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]	Benefit of expense reduction rounds to less than 0.01%.
68 |     The accompanying notes are an integral part of these financial statements.     |     Annual Report

Franklin Custodian Funds
Financial Highlights (continued)
Franklin Growth Fund

	Year Ended September 30,
Class C	2010	2009	2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$34.61	$35.14	$44.03	$37.32	$33.43

Income from investment operations[a]:
Net investment income (loss)[b]	(0.09)	0.06	(0.08)	(0.16)	(0.15)
Net realized and unrealized gains (losses)	4.47	(0.57)	(8.81)	6.87	4.04

Total from investment operations	4.38	(0.51)	(8.89)	6.71	3.89

Less distributions from net investment income	(0.07)	(0.02)	—	—	—

Redemption fees[c]	—	—	— [d]	— [d]	— [d]

Net asset value, end of year	$38.92	$34.61	$35.14	$44.03	$37.32

Total return[e]	12.69%	(1.45)%	(20.19)%	17.98%	11.60%

Ratios to average net assets
Expenses	1.69%	1.75%[f]	1.64%[f]	1.69%[f]	1.66%[f]
Net investment income (loss)	(0.25)%	0.20%	(0.19)%	(0.39)%	(0.41)%

Supplemental data
Net assets, end of year (000’s)	$349,188	$315,305	$255,425	$340,671	$273,512
Portfolio turnover rate	4.36%	3.92%	5.64%	0.37%	2.21%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Effective September 1, 2008, the redemption fee was eliminated.

[d]	Amount rounds to less than $0.01 per share.

[e]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]	Benefit of expense reduction rounds to less than 0.01%.
Annual Report     |     The accompanying notes are an integral part of these financial statements.     | 69

Franklin Custodian Funds
Financial Highlights (continued)
Franklin Growth Fund

	Year Ended September 30,
Class R	2010	2009	2008	2007	2006

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$36.37	$36.87	$45.99	$38.80	$34.59

Income from investment operations[a]:
Net investment income[b]	0.08	0.20	0.14	0.04	0.02
Net realized and unrealized gains (losses)	4.72	(0.59)	(9.23)	7.16	4.19

Total from investment operations	4.80	(0.39)	(9.09)	7.20	4.21

Less distributions from net investment income	(0.23)	(0.11)	(0.03)	(0.01)	— [c]

Redemption fees[d]	—	—	— [c]	— [c]	— [c]

Net asset value, end of year	$40.94	$36.37	$36.87	$45.99	$38.80

Total return[e]	13.26%	(0.98)%	(19.78)%	18.55%	12.18%

Ratios to average net assets
Expenses	1.19%	1.25%[f]	1.14%[f]	1.19%[f]	1.17%[f]
Net investment income	0.25%	0.70%	0.31%	0.11%	0.08%

Supplemental data
Net assets, end of year (000’s)	$117,484	$65,113	$30,175	$53,134	$37,804
Portfolio turnover rate	4.36%	3.92%	5.64%	0.37%	2.21%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Amount rounds to less than $0.01 per share.

[d]	Effective September 1, 2008, the redemption fee was eliminated.

[e]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]	Benefit of expense reduction rounds to less than 0.01%.
70 |     The accompanying notes are an integral part of these financial statements.     |     Annual Report

Franklin Custodian Funds
Financial Highlights (continued)
Franklin Growth Fund

	Year Ended September 30,
Advisor Class	2010	2009	2008	2007	2006

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$36.53	$37.25	$46.45	$39.17	$34.89

Income from investment operations[a]:
Net investment income[b]	0.29	0.36	0.34	0.27	0.22
Net realized and unrealized gains (losses)	4.72	(0.68)	(9.31)	7.21	4.21

Total from investment operations	5.01	(0.32)	(8.97)	7.48	4.43

Less distributions from net investment income	(0.36)	(0.40)	(0.23)	(0.20)	(0.15)

Redemption fees[c]	—	—	— [d]	— [d]	— [d]

Net asset value, end of year	$41.18	$36.53	$37.25	$46.45	$39.17

Total return	13.82%	(0.45)%	(19.39)%	19.16%	12.73%

Ratios to average net assets
Expenses	0.69%	0.75%[e]	0.64%[e]	0.69%[e]	0.67%[e]
Net investment income	0.75%	1.20%	0.81%	0.61%	0.58%

Supplemental data
Net assets, end of year (000’s)	$544,936	$430,926	$256,988	$363,221	$274,603
Portfolio turnover rate	4.36%	3.92%	5.64%	0.37%	2.21%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Effective September 1, 2008, the redemption fee was eliminated.

[d]	Amount rounds to less than $0.01 per share.

[e]	Benefit of expense reduction rounds to less than 0.01%.
Annual Report     |     The accompanying notes are an integral part of these financial statements.     | 71

Franklin Custodian Funds
Statement of Investments, September 30, 2010

	Franklin Growth Fund	Shares	Value

	Common Stocks 93.3%
	Automobiles & Components 2.2%
[a]	Ford Motor Co.	1,100,000	$13,464,000
	Harley-Davidson Inc.	838,096	23,835,450
	Johnson Controls Inc.	1,400,000	42,700,000
	Toyota Motor Corp., ADR (Japan)	30,000	2,147,400

			82,146,850

	Banks 0.3%
	Wells Fargo & Co.	505,600	12,705,728

	Capital Goods 21.4%
	3M Co.	855,000	74,137,050
[a]	ABB Ltd., ADR (Switzerland)	850,000	17,952,000
	The Boeing Co.	1,045,000	69,534,300
	Caterpillar Inc.	200,000	15,736,000
	Danaher Corp.	550,000	22,335,500
	Deere & Co.	100,000	6,978,000
	Emerson Electric Co.	1,000,000	52,660,000
	General Dynamics Corp.	1,000,000	62,810,000
	General Electric Co.	720,000	11,700,000
	Illinois Tool Works Inc.	1,000,000	47,020,000
	Ingersoll-Rand PLC.	1,002,000	35,781,420
	Lockheed Martin Corp.	500,000	35,640,000
	Northrop Grumman Corp.	1,000,000	60,630,000
	Pall Corp.	500,000	20,820,000
	Precision Castparts Corp.	240,000	30,564,000
	Raytheon Co.	600,000	27,426,000
	Rockwell Collins Inc.	350,000	20,387,500
	Textron Inc.	1,050,000	21,588,000
[a]	Thomas & Betts Corp.	500,000	20,510,000
	United Technologies Corp.	850,000	60,545,500
	W.W. Grainger Inc.	550,000	65,510,500

			780,265,770

	Commercial & Professional Services 1.6%
	Avery Dennison Corp.	462,000	17,149,440
	Dun & Bradstreet Corp.	122,000	9,045,080
	Equifax Inc.	400,000	12,480,000
	Robert Half International Inc.	150,000	3,900,000
[a]	Stericycle Inc.	100,000	6,948,000
[a]	Verisk Analytics Inc., A	300,000	8,403,000

			57,925,520

	Consumer Durables & Apparel 1.3%
	NIKE Inc., B	75,000	6,010,500
	VF Corp.	500,000	40,510,000

			46,520,500

72 |     Annual Report

Franklin Custodian Funds
Statement of Investments, September 30, 2010 (continued)

	Franklin Growth Fund	Shares	Value

	Common Stocks (continued)
	Consumer Services 1.7%
[a]	Apollo Group Inc., A	150,000	$7,702,500
	Carnival Corp.	1,065,000	40,693,650
[a]	Interval Leisure Group Inc.	60,020	808,469
	Starwood Hotels & Resorts Worldwide Inc.	250,000	13,137,500

			62,342,119

	Diversified Financials 1.2%
	American Express Co.	242,300	10,183,869
	BlackRock Inc.	125,000	21,281,250
	JPMorgan Chase & Co.	334,300	12,726,801

			44,191,920

	Energy 4.3%
	BP PLC, ADR (United Kingdom)	350,200	14,417,734
	ConocoPhillips	35,000	2,010,050
	Devon Energy Corp.	290,000	18,774,600
	Exxon Mobil Corp.	70,000	4,325,300
[a]	FMC Technologies Inc.	300,000	20,487,000
	Halliburton Co.	600,000	19,842,000
	National Oilwell Varco Inc.	175,000	7,782,250
	Occidental Petroleum Corp.	200,000	15,660,000
	Peabody Energy Corp.	350,000	17,153,500
	Royal Dutch Shell PLC, A, ADR (Netherlands)	280,000	16,884,000
	Schlumberger Ltd.	309,100	19,043,651
[a]	Transocean Ltd.	15,222	978,622

			157,358,707

	Food & Staples Retailing 0.5%
	CVS Caremark Corp.	600,000	18,882,000

	Food, Beverage & Tobacco 1.3%
	Bunge Ltd.	211,500	12,512,340
[a]	Hansen Natural Corp.	300,000	13,986,000
	PepsiCo Inc.	300,000	19,932,000

			46,430,340

	Health Care Equipment & Services 4.6%
	Aetna Inc.	400,000	12,644,000
[a]	Allscripts Healthcare Solutions Inc.	450,000	8,311,500
	Baxter International Inc.	400,000	19,084,000
	Cardinal Health Inc.	300,000	9,912,000
[a]	CareFusion Corp.	150,000	3,726,000
	Covidien PLC	350,000	14,066,500
[a]	Edwards Lifesciences Corp.	100,000	6,705,000
[a]	Intuitive Surgical Inc.	34,000	9,647,160
[a]	Medco Health Solutions Inc.	96,480	5,022,749
	Medtronic Inc.	60,000	2,014,800
	Quest Diagnostics Inc.	500,000	25,235,000
	Teleflex Inc.	500,000	28,390,000
Annual Report     | 73

Franklin Custodian Funds
Statement of Investments, September 30, 2010 (continued)

	Franklin Growth Fund	Shares	Value

	Common Stocks (continued)
	Health Care Equipment & Services (continued)
[a]	Varian Medical Systems Inc.	300,000	$18,150,000
[a]	Zimmer Holdings Inc.	64,000	3,349,120

			166,257,829

	Household & Personal Products 0.5%
	The Procter & Gamble Co.	335,000	20,089,950

	Insurance 1.1%
	Aflac Inc.	333,300	17,234,943
[a]	Berkshire Hathaway Inc., A	184	22,908,000

			40,142,943

	Materials 3.6%
	Air Products and Chemicals Inc.	500,000	41,410,000
	Celanese Corp., A	500,000	16,050,000
	Ecolab Inc.	353,700	17,946,738
	Martin Marietta Materials Inc.	90,000	6,927,300
	Praxair Inc.	120,000	10,831,200
	Randgold Resources Ltd., ADR (United Kingdom)	150,000	15,219,000
	Sigma-Aldrich Corp.	400,000	24,152,000

			132,536,238

	Media 1.6%
[a]	Live Nation Entertainment Inc.	88,491	874,291
	The Walt Disney Co.	1,687,290	55,866,172

			56,740,463

	Pharmaceuticals, Biotechnology & Life Sciences 12.7%
	Abbott Laboratories	400,000	20,896,000
	Allergan Inc.	950,000	63,203,500
[a]	Amgen Inc.	932,000	51,362,520
[a]	Biogen Idec Inc.	400,000	22,448,000
[a]	Celgene Corp.	324,400	18,688,684
[a]	Covance Inc.	200,000	9,358,000
[a]	Dionex Corp.	250,000	21,610,000
	Eli Lilly & Co.	400,000	14,612,000
[a]	Gilead Sciences Inc.	250,000	8,902,500
	Johnson & Johnson	1,181,010	73,175,380
	Merck & Co. Inc.	788,350	29,019,163
[a]	Mettler-Toledo International Inc.	50,000	6,222,000
	Pfizer Inc.	2,761,000	47,406,370
	Pharmaceutical Product Development Inc.	300,000	7,437,000
	Roche Holding AG, ADR (Switzerland)	530,000	18,088,900
	Teva Pharmaceutical Industries Ltd., ADR (Israel)	275,000	14,506,250
[a]	Waters Corp.	500,000	35,390,000

			462,326,267

	Retailing 0.3%
[a]	Amazon.com Inc.	10,000	1,570,600
	Expedia Inc.	300,100	8,465,821
74 |     Annual Report

Franklin Custodian Funds
Statement of Investments, September 30, 2010 (continued)

	Franklin Growth Fund	Shares	Value

	Common Stocks (continued)
	Retailing (continued)
[a]	HSN Inc.	60,020	$1,794,598

			11,831,019

	Semiconductors & Semiconductor Equipment 0.7%
[a]	First Solar Inc.	50,000	7,367,500
	Intel Corp.	500,000	9,615,000
[a]	SunPower Corp., A	2,000	28,800
[a]	SunPower Corp., B	48,000	665,280
	Texas Instruments Inc.	250,000	6,785,000

			24,461,580

	Software & Services 9.1%
[a]	Adobe Systems Inc.	527,900	13,804,585
[a]	Autodesk Inc.	800,000	25,576,000
	Automatic Data Processing Inc.	700,000	29,421,000
[a]	Citrix Systems Inc.	200,000	13,648,000
	Computer Sciences Corp.	1,000,000	46,000,000
[a]	Google Inc., A	76,300	40,117,777
[a]	lAC/lnterActiveCorp	150,050	3,941,814
	International Business Machines Corp.	580,000	77,801,200
	MasterCard Inc., A	80,000	17,920,000
	Microsoft Corp.	325,000	7,959,250
	Oracle Corp.	500,000	13,425,000
	Visa Inc., A	250,000	18,565,000
[a]	Yahoo! Inc.	1,600,000	22,672,000

			330,851,626

	Technology Hardware & Equipment 12.6%
[a]	Agilent Technologies Inc.	1,150,000	38,375,500
[a]	Apple Inc.	811,000	230,121,250
[a]	Cisco Systems Inc.	2,695,000	59,020,500
[a]	EMC Corp.	1,000,000	20,310,000
	Hewlett-Packard Co.	1,156,250	48,643,438
[a]	Logitech International SA (Switzerland)	150,000	2,610,000
	Molex Inc.	71,483	1,496,139
	Molex Inc., A	133,100	2,326,588
	QUALCOMM Inc.	660,000	29,779,200
[a]	Research In Motion Ltd. (Canada)	600,000	29,214,000

			461,896,615

	Telecommunication Services 1.4%
	America Movil SAB de CV, L, ADR (Mexico)	259,300	13,828,469
[a]	American Tower Corp., A	715,000	36,650,900

			50,479,369

	Transportation 8.0%
[a]	Air France-KLM, ADR (France)	600,000	9,204,000
[a]	Alaska Air Group Inc.	600,000	30,618,000
	Allegiant Travel Co.	100,000	4,232,000
	Arkansas Best Corp.	500,000	12,115,000
Annual Report     | 75

Franklin Custodian Funds
Statement of Investments, September 30, 2010 (continued)

	Franklin Growth Fund	Shares	Value

	Common Stocks (continued)
	Transportation (continued)
[a]	British Airways PLC, ADR (United Kingdom)	1,200,000	$22,704,000
	C.H. Robinson Worldwide Inc.	267,300	18,689,616
	Canadian National Railway Co. (Canada)	500,000	32,010,000
	Canadian Pacific Railway Ltd. (Canada)	500,000	30,465,000
[a]	Continental Airlines Inc., B	1,000,000	24,840,000
	Expeditors International of Washington Inc.	404,200	18,686,166
	Forward Air Corp.	495,333	12,878,658
	Heartland Express Inc.	500,000	7,435,000
	Ryanair Holdings PLC, ADR (Ireland)	239,200	7,369,752
	Southwest Airlines Co.	65,200	852,164
	Union Pacific Corp.	600,000	49,080,000
	Werner Enterprises Inc.	462,000	9,466,380

			290,645,736

	Utilities 1.3%
	American Water Works Co. Inc.	700,000	16,289,000
	International Power PLC (United Kingdom)	3,058,904	18,652,015
	NextEra Energy Inc.	250,000	13,597,500

			48,538,515

	Total Common Stocks (Cost $1,745,179,804)		3,405,567,604

	Short Term Investments 5.8%
	Money Market Funds (Cost $181,648,270) 5.0%
[a,b]	Institutional Fiduciary Trust Money Market Portfolio, 0.00%	181,648,270	181,648,270

		Principal Amount
	Repurchase Agreements (Cost $31,822,988) 0.8%
[c]	Joint Repurchase Agreement, 0.205%, 10/01/10 (Maturity Value $31,823,169)	$31,822,988	31,822,988
	Banc of America Securities LLC (Maturity Value $3,874,789)
	Barclays Capital Inc. (Maturity Value $1,808,192)
	BNP Paribas Securities Corp. (Maturity Value $6,716,280)
	Credit Suisse Securities (USA) LLC (Maturity Value $6,458,512)
	Deutsche Bank Securities Inc. (Maturity Value $2,632,731)
	HSBC Securities (USA) Inc. (Maturity Value $3,874,789)
	Morgan Stanley & Co. Inc. (Maturity Value $3,874,789)
	UBS Securities LLC (Maturity Value $2,583,087)
	Collateralized by U.S. Government Agency Securities, 0.146% - 6.25%, 2/01/11 - 4/18/17;
	[d]U.S. Government Agency Discount Notes, 1/14/11 - 2/28/14 and U.S. Treasury Notes, 0.875% - 10.625%, 2/28/11 - 8/15/15

	Total Investments (Cost $1,958,651,062) 99.1%		3,619,038,862
	Other Assets, less Liabilities 0.9%		31,965,725

	Net Assets 100.0%		$3,651,004,587

See Abbreviations on page 142.

[a]	Non-income producing.

[b]	See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

[c]	See Note 1(c) regarding joint repurchase agreement.

[d]	The security is traded on a discount basis with no stated coupon rate.
76 |     The accompanying notes are an integral part of these financial statements.     |     Annual Report

Franklin Custodian Funds
Financial Highlights
Franklin Income Fund

	Year Ended September 30,
Class A	2010	2009	2008	2007	2006

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$1.99	$1.98	$2.74	$2.57	$2.50

Income from investment operations[a]:
Net investment income[b]	0.13	0.13	0.16	0.14	0.14
Net realized and unrealized gains (losses)	0.14	0.04	(0.71)	0.21	0.09

Total from investment operations	0.27	0.17	(0.55)	0.35	0.23

Less distributions from:
Net investment income	(0.15)	(0.16)	(0.15)	(0.14)	(0.15)
Net realized gains	—	— [c]	(0.06)	(0.04)	(0.01)

Total distributions	(0.15)	(0.16)	(0.21)	(0.18)	(0.16)

Redemption fees[d]	—	—	— [c]	— [c]	— [c]

Net asset value, end of year	$2.11	$1.99	$1.98	$2.74	$2.57

Total return[e]	13.90%	10.56%	(21.36)%	14.14%	9.73%

Ratios to average net assets
Expenses	0.65%[f]	0.68%[f]	0.62%[f]	0.63%[f]	0.64%[g]
Net investment income	6.40%	7.93%	6.44%	5.31%	5.61%

Supplemental data
Net assets, end of year (000’s)	$32,281,991	$27,773,006	$26,892,973	$35,476,603	$26,641,398
Portfolio turnover rate	46.85%	51.36%	39.92%	25.45%	28.35%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Amount rounds to less than $0.01 per share.

[d]	Effective September 1, 2008, the redemption fee was eliminated.

[e]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]	Benefit of expense reduction rounds to less than 0.01%.

[g]	Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.
Annual Report     |     The accompanying notes are an integral part of these financial statements.     | 77

Franklin Custodian Funds
Financial Highlights (continued)
Franklin Income Fund

	Year Ended September 30,
Class B	2010	2009	2008	2007	2006

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$1.98	$1.97	$2.73	$2.56	$2.49

Income from investment operations[a]:
Net investment income[b]	0.12	0.12	0.14	0.12	0.12
Net realized and unrealized gains (losses)	0.13	0.04	(0.71)	0.21	0.08

Total from investment operations	0.25	0.16	(0.57)	0.33	0.20

Less distributions from:
Net investment income	(0.13)	(0.15)	(0.13)	(0.12)	(0.12)
Net realized gains	—	— [c]	(0.06)	(0.04)	(0.01)

Total distributions	(0.13)	(0.15)	(0.19)	(0.16)	(0.13)

Redemption fees[d]	—	—	— [c]	— [c]	— [c]

Net asset value, end of year	$2.10	$1.98	$1.97	$2.73	$2.56

Total return[e]	12.99%	9.70%	(22.13)%	13.23%	8.83%

Ratios to average net assets
Expenses	1.49%[f]	1.53%[f]	1.47%[f]	1.48%[f]	1.49%[g]
Net investment income	5.56%	7.08%	5.59%	4.46%	4.76%

Supplemental data
Net assets, end of year (000’s)	$1,629,726	$2,051,280	$2,428,765	$3,745,636	$3,743,374
Portfolio turnover rate	46.85%	51.36%	39.92%	25.45%	28.35%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Amount rounds to less than $0.01 per share.

[d]	Effective September 1, 2008, the redemption fee was eliminated.

[e]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]	Benefit of expense reduction rounds to less than 0.01%.

[g]	Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.
78 |     The accompanying notes are an integral part of these financial statements.     |     Annual Report

Franklin Custodian Funds
Financial Highlights (continued)
Franklin Income Fund

	Year Ended September 30,
Class B1	2010	2009	2008	2007	2006

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$1.99	$1.98	$2.74	$2.57	$2.50

Income from investment operations[a]:
Net investment income[b]	0.13	0.13	0.15	0.13	0.13
Net realized and unrealized gains (losses)	0.13	0.03	(0.71)	0.21	0.08

Total from investment operations	0.26	0.16	(0.56)	0.34	0.21

Less distributions from:
Net investment income	(0.13)	(0.15)	(0.14)	(0.13)	(0.13)
Net realized gains	—	— [c]	(0.06)	(0.04)	(0.01)

Total distributions	(0.13)	(0.15)	(0.20)	(0.30)	(0.14)

Redemption fees[d]	—	—	— [c]	— [c]	— [c]

Net asset value, end of year	$2.12	$1.99	$1.98	$2.74	$2.57

Total return[e]	13.73%	10.03%	(21.77)%	13.57%	9.17%

Ratios to average net assets
Expenses	1.14%[f]	1.17%[f]	1.12%[f]	1.13%[f]	1.14%[g]
Net investment income	5.91%	7.44%	5.94%	4.81%	5.11%

Supplemental data
Net assets, end of year (000’s)	$23,551	$68,825	$224,713	$397,224	$459,302
Portfolio turnover rate	46.85%	51.36%	39.92%	25.45%	28.35%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Amount rounds to less than $0.01 per share.

[d]	Effective September 1, 2008, the redemption fee was eliminated.

[e]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]	Benefit of expense reduction rounds to less than 0.01%.

[g]	Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.
Annual Report     |     The accompanying notes are an integral part of these financial statements.     | 79

Franklin Custodian Funds
Financial Highlights (continued)
Franklin Income Fund

	Year Ended September 30,
Class C	2010	2009	2008	2007	2006
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$2.00	$1.99	$2.76	$2.59	$2.51

Income from investment operations[a]:
Net investment income[b]	0.12	0.13	0.15	0.13	0.13
Net realized and unrealized gains (losses)	0.15	0.03	(0.72)	0.21	0.09

Total from investment operations	0.27	0.16	(0.57)	0.34	0.22

Less distributions from:
Net investment income	(0.14)	(0.15)	(0.14)	(0.13)	(0.13)
Net realized gains	—	— [c]	(0.06)	(0.04)	(0.01)

Total distributions	(0.14)	(0.15)	(0.20)	(0.17)	(0.14)

Redemption fees[d]	—	—	— [c]	— [c]	— [c]

Net asset value, end of year	$2.13	$2.00	$1.99	$2.76	$2.59

Total return[e]	13.76%	9.93%	(21.98)%	13.47%	9.56%

Ratios to average net assets
Expenses	1.15%[f]	1.18%[f]	1.12%[f]	1.13%[f]	1.14%[g]
Net investment income	5.90%	7.43%	5.94%	4.81%	5.11%

Supplemental data
Net assets, end of year (000’s)	$15,605,055	$13,054,203	$12,443,143	$16,203,796	$12,138,969
Portfolio turnover rate	46.85%	51.36%	39.92%	25.45%	28.35%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Amount rounds to less than $0.01 per share.

[d]	Effective September 1, 2008, the redemption fee was eliminated.

[e]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]	Benefit of expense reduction rounds to less than 0.01%.

[g]	Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.
80 |     The accompanying notes are an integral part of these financial statements.     |     Annual Report

Franklin Custodian Funds
Financial Highlights (continued)
Franklin Income Fund

	Year Ended September 30,
Class R	2010	2009	2008	2007	2006
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$1.96	$1.95	$2.71	$2.55	$2.48

Income from investment operations[a]:
Net investment income[b]	0.12	0.13	0.15	0.13	0.13
Net realized and unrealized gains (losses)	0.15	0.03	(0.71)	0.20	0.09

Total from investment operations	0.27	0.16	(0.56)	0.33	0.22

Less distributions from:
Net investment income	(0.14)	(0.15)	(0.14)	(0.13))	(0.14)
Net realized gains	—	— [c]	(0.06)	(0.04)	(0.01)

Total distributions	(0.14)	(0.15)	(0.20)	(0.17)	(0.15)

Redemption fees[d]	—	—	— [c]	— [c]	— [c]

Net asset value, end of year	$2.09	$1.96	$1.95	$2.71	$2.55

Total return[e]	14.23%	10.31%	(21.91)%	13.47%	9.43%

Ratios to average net assets
Expenses	1.00%[f]	1.03%[f]	0.97%[f]	0.98%[f]	0.99%[g]
Net investment income	6.05%	7.58%	6.09%	4.96%	5.26%

Supplemental data
Net assets, end of year (000’s)	$370,564	$315,298	$267,956	$286,670	$183,609
Portfolio turnover rate	46.85%	51.36%	39.92%	25.45%	28.35%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Amount rounds to less than $0.01 per share.

[d]	Effective September 1, 2008, the redemption fee was eliminated.

[e]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]	Benefit of expense reduction rounds to less than 0.01%.

[g]	Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.
Annual Report     |     The accompanying notes are an integral part of these financial statements.     | 81

Franklin Custodian Funds
Financial Highlights (continued)
Franklin Income Fund

	Year Ended September 30,
Advisor Class	2010	2009	2008	2007	2006

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$1.98	$1.97	$2.73	$2.56	$2.49

Income from investment operations[a]:
Net investment income[b]	0.13	0.14	0.16	0.15	0.14
Net realized and unrealized gains (losses)	0.14	0.03	(0.70)	0.21	0.09

Total from investment operations	0.27	0.17	(0.54)	0.36	0.23

Less distributions from:
Net investment income	(0.15)	(0.16)	(0.16)	(0.15)	(0.15)
Net realized gains	—	— [c]	(0.06)	(0.04)	(0.01)

Total distributions	(0.15)	(0.16)	(0.22)	(0.19)	(0.16)

Redemption fees[d]	—	—	— [c]	— [c]	— [c]

Net asset value, end of year	$2.10	$1.98	$1.97	$2.73	$2.56

Total return	14.15%	10.79%	(21.33)%	14.36%	9.94%

Ratios to average net assets
Expenses	0.50%[e]	0.53%[e]	0.47%[e]	0.48%[e]	0.49%[f]
Net investment income	6.55%	8.08%	6.59%	5.46%	5.76%

Supplemental data
Net assets, end of year (000’s)	$4,593,709	$4,183,925	$4,259,806	$6,195,966	$3,786,643
Portfolio turnover rate	46.85%	51.36%	39.92%	25.45%	28.35%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Amount rounds to less than $0.01 per share.

[d]	Effective September 1, 2008, the redemption fee was eliminated.

[e]	Benefit of expense reduction rounds to less than 0.01%.

[f]	Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.
82 |     The accompanying notes are an integral part of these financial statements.     |     Annual Report

Franklin Custodian Funds
Statement of Investments, September 30, 2010

	Franklin Income Fund	Country	Shares/Warrants	Value

	Common Stocks and Other Equity Interests 30.4%
	Consumer Discretionary 1.2%
[a]	Charter Communications Inc.	United States	11,871,333	$385,818,322
[a]	Charter Communications Inc., A	United States	4,084,845	132,757,463
[a]	Charter Communications Inc., wts., 11/30/14	United States	2,112,650	11,619,575
[a,b]	Dex One Corp.	United States	10,242,757	125,781,056
[a]	SuperMedia Inc., Litigation Trust	United States	30,326,101	75,815

				656,052,231

	Consumer Staples 0.5%
	Diageo PLC	United Kingdom	9,000,000	155,159,126
	PepsiCo Inc.	United States	1,500,000	99,660,000

				254,819,126

	Energy 5.1%
	BP PLC, ADR	United Kingdom	6,000,000	247,020,000
[a,b]	Callon Petroleum Co.	United States	4,181,258	20,697,227
[b]	Canadian Oil Sands Trust	United States	26,000,000	643,773,401
	ConocoPhillips	United States	8,000,000	459,440,000
	Exxon Mobil Corp.	United States	16,000,000	988,640,000
	Schlumberger Ltd.	United States	1,019,000	62,780,590
	Spectra Energy Corp.	United States	10,000,000	225,500,000
[a]	Weatherford International Ltd.	United States	6,315,000	107,986,500

				2,755,837,718

	Financials 3.7%
	Bank of America Corp.	United States	35,000,000	458,850,000
	Barclays PLC	United Kingdom	15,000,000	70,613,667
[a]	CIT Group Inc.	United States	3,000,000	122,460,000
[a]	Citigroup Inc.	United States	22,000,000	85,800,000
[b]	Colony Financial Inc.	United States	1,250,000	23,100,000
	HSBC Holdings PLC	United Kingdom	35,000,000	354,832,398
	JPMorgan Chase & Co.	United States	10,250,000	390,217,500
[c]	Wells Fargo & Co.	United States	19,000,000	477,470,000

				1,983,343,565

	Health Care 4.4%
	Johnson & Johnson	United States	10,000,000	619,600,000
	Merck & Co. Inc.	United States	25,000,000	920,250,000
	Pfizer Inc.	United States	26,750,000	459,297,500
	Roche Holding AG	Switzerland	3,000,000	409,770,992

				2,408,918,492

	Industrials 0.2%
	General Electric Co.	United States	7,500,000	121,875,000
[a]	Nortek Inc.	United States	40,000	1,600,000

				123,475,000

	Information Technology 0.2%
	Intel Corp.	United States	5,000,000	96,150,000

Annual Report     | 83

Franklin Custodian Funds
Statement of Investments, September 30, 2010 (continued)

	Franklin Income Fund	Country	Shares/Warrants	Value

	Common Stocks and Other Equity Interests (continued)
	Materials 0.5%
	AngloGold Ashanti Ltd., ADR	South Africa	2,677,365	$123,801,358
	Barrick Gold Corp.	Canada	2,000,000	92,580,000
	Weyerhaeuser Co.	United States	4,886,816	77,016,220

				293,397,578

	Telecommunication Services 3.2%
	AT&T Inc.	United States	18,250,000	521,950,000
	CenturyLink Inc.	United States	5,000,000	197,300,000
	Frontier Communications Corp.	United States	10,160,357	83,010,117
	Telstra Corp. Ltd.	Australia	75,000,000	190,005,682
	Verizon Communications Inc.	United States	9,000,000	293,310,000
	Vodafone Group PLC	United Kingdom	180,000,000	444,402,885

				1,729,978,684

	Utilities 11.4%
	AGL Resources Inc.	United States	2,650,000	101,654,000
	Ameren Corp.	United States	3,000,000	85,200,000
	American Electric Power Co. Inc.	United States	10,000,000	362,300,000
	CenterPoint Energy Inc.	United States	5,500,000	86,460,000
	Consolidated Edison Inc.	United States	5,300,000	255,566,000
	Dominion Resources Inc.	United States	10,500,000	458,430,000
	DTE Energy Co.	United States	2,750,000	126,307,500
	Duke Energy Corp.	United States	34,000,000	602,140,000
	FirstEnergy Corp.	United States	2,800,000	107,912,000
	NextEra Energy Inc.	United States	7,375,000	401,126,250
	NiSource Inc.	United States	2,500,000	43,500,000
	PG&E Corp.	United States	11,500,000	522,330,000
	Pinnacle West Capital Corp.	United States	5,000,000	206,350,000
	Portland General Electric Co.	United States	2,400,000	48,672,000
	PPL Corp.	United States	6,665,600	181,504,288
	Progress Energy Inc.	United States	9,400,000	417,548,000
	Public Service Enterprise Group Inc.	United States	15,000,000	496,200,000
	Sempra Energy	United States	6,500,000	349,700,000
	The Southern Co.	United States	21,000,000	782,040,000
	TECO Energy Inc.	United States	10,000,000	173,200,000
	Xcel Energy Inc.	United States	18,500,000	424,945,000

				6,233,085,038

	Total Common Stocks and Other Equity Interests (Cost $15,275,214,935)			16,535,057,432

[d]	Equity-Linked Securities 4.5%
	Consumer Discretionary 0.1%
[e]	JPMorgan Chase & Co. into Comcast Corp., 8.00%, 144A	United States	5,000,000	91,108,000

84 |     Annual Report

Franklin Custodian Funds
Statement of Investments, September 30, 2010 (continued)

	Franklin Income Fund	Country	Shares/Warrants	Value

[d]	Equity-Linked Securities (continued)
	Energy 1.2%
[e]	Barclays Bank PLC into Weatherford International Ltd., 12.00%, 144A	United States	7,350,000	$130,878,510
	Credit Suisse into ConocoPhillips, 8.00%	United States	3,600,000	206,832,960
	Credit Suisse into Schlumberger Ltd., 8.00%	United States	1,500,000	91,560,000
[e]	Deutsche Bank AG into Chesapeake Energy Corp., 12.00%, 144A	United States	6,200,000	145,283,980
[e]	Morgan Stanley into Baker Hughes Inc., 8.00%, 144A	United States	2,500,000	105,187,500

				679,742,950

	Financials 0.7%
[e]	Barclays Capital PLC into Wells Fargo & Co., 8.00%, 144A	United States	5,406,000	138,206,012
[e]	Deutsche Bank AG into Citigroup Inc., 10.00%, 144A	United States	24,500,000	105,745,430
[e]	JPMorgan Chase & Co. into Bank of America, 9.00%, 144A	United States	5,000,000	70,650,000
[e]	JPMorgan Chase & Co. into Citigroup Inc., 10.00%, 144A	United States	21,276,000	86,048,441

				400,649,883

	Industrials 0.2%
[e]	JPMorgan Chase & Co. into First Solar Inc., 10.00%, 144A	United States	687,800	93,077,911

	Information Technology 1.0%
[e]	Barclays Bank PLC into Intel Corp., 8.00%., 144A	United States	9,653,000	189,911,191
[e]	The Goldman Sachs Group Inc. into Xerox Corp., 12.00%, 144A	United States	13,400,000	124,442,450
[e]	Morgan Stanley into Qualcomm Inc., 7.50%, 144A	United States	2,500,000	109,356,750
[e]	Morgan Stanley into Xilinx Inc., 8.00%, 144A	United States	4,000,000	104,354,800

				528,065,191

	Materials 1.1%
[e]	Barclays Capital PLC into Newmont Mining Corp., 8.50%, 144A	United States	3,044,000	177,169,628
	Credit Suisse into Barrick Gold Corp., 9.00%	United States	4,910,000	215,042,288
[e]	JPMorgan Chase & Co. into Nucor Corp., 9.00%, 144A	United States	2,100,000	85,007,370
[e]	Morgan Stanley into Freeport-Mcmoran Copper & Gold Inc., 9.00%, 144A	United States	1,250,000	104,526,000

				581,745,286

	Utilities 0.2%
	Credit Suisse into Calpine Corp., 8.00%	United States	8,000,000	96,326,400

	Total Equity-Linked Securities (Cost $2,447,724,306)			2,470,715,621

	Convertible Preferred Stocks 3.4%
	Consumer Discretionary 0.2%
[a]	General Motors Corp., 6.25%, cvt. pfd., C	United States	11,000,000	85,470,000

	Energy 0.3%
[e]	Chesapeake Energy Corp., 5.75%, cvt. pfd., 144A	United States	160,000	164,739,200

Annual Report     | 85

Franklin Custodian Funds
Statement of Investments, September 30, 2010 (continued)

Franklin Income Fund	Country	Shares/Warrants	Value

Convertible Preferred Stocks (continued)
Financials 2.4%
Bank of America Corp., 7.25%, cvt. pfd., L	United States	679,738	$667,842,585
[a]Fannie Mae, 5.375%, cvt. pfd.	United States	4,700	8,648,000
[a]Fannie Mae, 8.75%, cvt. pfd.	United States	3,239,000	1,580,405
[a]Felcor Lodging Trust Inc., 7.80%, cvt. pfd., A	United States	3,050,000	65,422,500
[e]Forest City Enterprises Inc., 7.00%, cvt. pfd., 144A	United States	1,000,000	53,799,500
[a]Lehman Brothers Holdings Inc., 7.25%, cvt. pfd., P	United States	1,000,650	800,520
[a]Lehman Brothers Holdings Inc., 8.75%, cvt. pfd., Q	United States	550,000	55
Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	512,900	515,977,400

			1,314,070,965

Health Care 0.4%
Tenet Healthcare Corp., 7.00%, cvt. pfd.	United States	250,000	213,750,000

Materials 0.1%
[a]Anglogold Ashanti Holdings Finance PLC, 6.00%, cvt. pfd.	South Africa	1,000,000	53,000,000

Utilities 0.0%†
Nextera Energy Inc., 8.375%, cvt. pfd.	United States	500,000	26,550,000

Total Convertible Preferred Stocks (Cost $3,945,926,583)			1,857,580,165

Preferred Stocks 0.5%
Financials 0.5%
[a]Fannie Mae, 6.75%, pfd.	United States	3,000,000	1,050,000
[a]Fannie Mae, 8.25%, pfd.	United States	11,784,000	5,126,040
[a]Fannie Mae, 7.625%, pfd., R	United States	2,399,400	890,177
[a]Freddie Mac, 8.375%, pfd., Z	United States	16,608,000	7,141,440
[e]GMAC Inc., 7.00%, pfd., 144A	United States	267,636	245,556,030

Total Preferred Stocks (Cost $928,695,780)			259,763,687

		Principal Amount*
Convertible Bonds 0.6%
Financials 0.6%
CapitalSource Inc., cvt., senior sub. note,
4.00%, 7/15/34	United States	118,925,000	118,330,375
7.25%, 7/15/37	United States	12,676,000	12,612,620
[f]iStar Financial Inc., cvt., senior note, FRN, 1.033%, 10/01/12	United States	240,000,000	186,600,000

			317,542,995

Information Technology 0.0%†
Advanced Micro Devices Inc., cvt., senior note, 6.00%, 5/01/15	United States	17,172,000	16,978,815

Total Convertible Bonds (Cost $380,091,382)			334,521,810

86 |     Annual Report

Franklin Custodian Funds
Statement of Investments, September 30, 2010 (continued)

	Franklin Income Fund	Country	Principal Amount*		Value

	Corporate Bonds 51.8%
	Consumer Discretionary 8.1%
	Cablevision Systems Corp., senior note,
	8.625%, 9/15/17	United States	100,000,000		$110,500,000
	7.75%, 4/15/18	United States	200,000,000		212,500,000
	8.00%, 4/15/20	United States	150,000,000		162,187,500
	CCH II LLC/CCH II Capital Corp., senior note, 13.50%, 11/30/16	United States	227,347,163		271,111,492
[e]	CCO Holdings LLC, senior note, 144A, 7.875%, 4/30/18	United States	84,900,000		88,508,250
[e]	Cequel Communications Holdings I LLC, senior note, 144A, 8.625%, 11/15/17	United States	60,000,000		63,600,000
[e]	CKE Restaurants Inc., senior secured note, 144A, 11.375%, 7/15/18	United States	66,000,000		67,980,000
	Clear Channel Worldwide Holdings Inc., senior note,
	A, 9.25%, 12/15/17	United States	24,900,000		26,518,500
	B, 9.25%, 12/15/17	United States	116,050,000		124,463,625
	CSC Holdings Inc., senior note, 8.50%, 4/15/14	United States	67,300,000		74,450,625
[b,g]	Dex One Corp., senior sub. note, PIK, 12.00%, 1/29/17	United States	81,136,340		64,199,129
	EchoStar DBS Corp., senior note,
	7.75%, 5/31/15	United States	40,000,000		42,850,000
	7.125%, 2/01/16	United States	152,000,000		160,550,000
	Ford Motor Credit Co. LLC,
	8.00%, 6/01/14	United States	400,000,000		437,896,400
	senior note, 8.70%, 10/01/14	United States	40,000,000		45,100,000
	senior note, 7.00%, 4/15/15	United States	450,000,000		481,514,400
	senior note, 12.00%, 5/15/15	United States	55,000,000		69,300,000
	senior note, 8.125%, 1/15/20	United States	47,700,000		54,902,128
[h]	General Motors Corp., senior deb., 8.375%, 7/15/33	United States	510,000,000		174,675,000
	The Goodyear Tire & Rubber Co., senior note, 8.25%, 8/15/20	United States	112,700,000		119,180,250
	Harrah’s Operating Co. Inc.,
	[e]senior note, 144A, 12.75%, 4/15/18	United States	25,000,000		23,437,500
	senior secured note, 11.25%, 6/01/17	United States	150,000,000		165,000,000
	Host Hotels & Resorts LP, senior note,
	O, 6.375%, 3/15/15	United States	100,000,000		102,875,000
	Q, 6.75%, 6/01/16	United States	83,000,000		86,423,750
	T, 9.00%, 5/15/17	United States	116,750,000		130,905,937
	KB Home, senior note,
	5.75%, 2/01/14	United States	75,000,000		72,843,750
	6.25%, 6/15/15	United States	90,000,000		86,400,000
	9.10%, 9/15/17	United States	49,000,000		50,592,500
	7.25%, 6/15/18	United States	70,500,000		66,446,250
	MGM Resorts International, senior note,
	6.75%, 4/01/13	United States	70,000,000		65,362,500
	11.375%, 3/01/18	United States	25,000,000		23,937,500
	Michaels Stores Inc., senior note, 10.00%, 11/01/14	United States	48,235,000		51,068,806
[e,g]	Univision Communications Inc., senior note, 144A, PIK, 10.50%, 3/15/15	United States	308,967,064		296,085,300
[e]	UPC Germany GmbH, senior secured note, 144A,
	8.125%, 12/01/17	Germany	52,700,000		55,302,062
	8.125%, 12/01/17	Germany	43,900,000	EUR	63,079,624
	9.625%, 12/01/19	Germany	23,100,000	EUR	34,178,872
Annual Report     | 87

Franklin Custodian Funds
Statement of Investments, September 30, 2010 (continued)

	Franklin Income Fund	Country	Principal Amount*		Value

	Corporate Bonds (continued)
	Consumer Discretionary (continued)
	Virgin Media Secured Finance, senior secured note, 7.00%, 1/15/18	United Kingdom	70,000,000	GBP	$116,622,755
[e]	Visant Corp., senior note, 144A, 10.00%, 10/01/17	United States	46,800,000		49,023,000

					4,391,572,405

	Consumer Staples 0.5%
[e]	JBS USA LLC, senior note, 144A, 11.625%, 5/01/14	United States	134,500,000		156,692,500
	SUPERVALU Inc., senior note, 8.00%, 5/01/16	United States	108,500,000		109,856,250

					266,548,750

	Energy 9.8%
	Alon Refining Krotz Springs Inc., senior secured note, 13.50%, 10/15/14	United States	30,000,000		29,400,000
	Anadarko Petroleum Corp., senior note, 5.95%, 9/15/16	United States	90,000,000		98,446,860
	Antero Resources Finance, senior note, 9.375%, 12/01/17	United States	106,200,000		113,368,500
[e]	ATP Oil & Gas Corp., senior secured note, 144A, 11.875%, 5/01/15	United States	125,000,000		108,437,500
[b]	Callon Petroleum Co., senior secured note, 13.00%, 9/15/16	United States	75,000,000		75,656,250
	Chesapeake Energy Corp., senior note,
	9.50%, 2/15/15	United States	100,000,000		116,250,000
	6.50%, 8/15/17	United States	183,000,000		190,777,500
	6.875%, 8/15/18	United States	104,000,000		109,460,000
	7.25%, 12/15/18	United States	188,065,000		203,580,362
	6.875%, 11/15/20	United States	143,000,000		152,295,000
[e]	Consol Energy Inc., senior note, 144A,
	8.00%, 4/01/17	United States	42,450,000		46,164,375
	8.25%, 4/01/20	United States	80,850,000		88,732,875
	Crosstex Energy LP/Crosstex Energy Finance Corp., senior note, 8.875%, 2/15/18	United States	32,800,000		34,522,000
	Denbury Resources Inc., senior sub. note, 8.25%, 2/15/20	United States	72,446,000		79,418,928
	El Paso Corp.,
	[e]senior bond, 144A, 6.50%, 9/15/20	United States	161,600,000		165,236,000
	senior note, 7.25%, 6/01/18	United States	60,000,000		64,961,460
	senior note, MTN, 7.75%, 1/15/32	United States	250,000,000		260,785,000
	Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	153,700,000		162,537,750
	EXCO Resources Inc., senior note, 7.50%, 9/15/18	United States	52,400,000		52,007,000
[e]	Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	56,800,000		54,386,000
	Forest Oil Corp., senior note,
	8.50%, 2/15/14	United States	45,000,000		49,387,500
	7.25%, 6/15/19	United States	47,875,000		49,191,563
	Holly Corp., senior note, 9.875%, 6/15/17	United States	35,000,000		37,231,250
[e]	Linn Energy Corp., senior note, 144A,
	8.625%, 4/15/20	United States	100,000,000		106,500,000
	7.75%, 2/01/21	United States	75,000,000		76,031,250
	Newfield Exploration Co.,
	senior sub. bond, 6.875%, 2/01/20	United States	100,000,000		106,750,000
	senior sub. note, 6.625%, 4/15/16	United States	42,000,000		43,890,000
88 |     Annual Report

Franklin Custodian Funds
Statement of Investments, September 30, 2010 (continued)

Franklin Income Fund	Country	Principal Amount*	Value

Corporate Bonds (continued)
Energy (continued)
[e]NFR Energy LLC/NFR Finance Corp., senior note, 144A, 9.75%, 2/15/17	United States	60,000,000	$60,000,000
OPTI Canada Inc., senior note, 7.875%, 12/15/14	Canada	70,000,000	53,025,000
Petrohawk Energy Corp., senior note,
10.50%, 8/01/14	United States	129,050,000	145,665,187
7.875%, 6/01/15	United States	141,000,000	148,402,500
[e]Petroplus Finance Ltd., senior note, 144A,
6.75%, 5/01/14	Switzerland	145,000,000	133,400,000
7.00%, 5/01/17	Switzerland	125,000,000	109,375,000
9.375%, 9/15/19	Bermuda	94,930,000	86,860,950
Pioneer Natural Resources Co., senior bond, 6.875%, 5/01/18	United States	100,000,000	107,518,600
Plains Exploration & Production Co., senior note,
7.75%, 6/15/15	United States	95,500,000	100,633,125
10.00%, 3/01/16	United States	80,000,000	91,600,000
8.625%, 10/15/19	United States	50,000,000	54,875,000
Quicksilver Resources Inc., senior note, 9.125%, 8/15/19	United States	90,000,000	99,112,500
Sabine Pass LNG LP, senior secured note,
7.25%, 11/30/13	United States	100,000,000	97,000,000
7.50%, 11/30/16	United States	240,000,000	220,200,000
SandRidge Energy Inc., senior note,
[e]144A, 9.875%, 5/15/16	United States	106,300,000	110,286,250
[e]144A, 8.00%, 6/01/18	United States	232,500,000	227,850,000
[e]144A, 8.75%, 1/15/20	United States	100,000,000	99,500,000
[f]FRN, 4.158%, 4/01/14	United States	80,000,000	74,160,800
[g]PIK, 8.625%, 4/01/15	United States	120,131,000	120,731,655
SEACOR Holdings Inc., senior note, 7.375%, 10/01/19	United States	23,800,000	25,996,669
SESI LLC, senior note, 6.875%, 6/01/14	United States	117,000,000	118,462,500
Tesoro Corp.,
[i]7.50%, 7/17/12	United States	100,000,000	94,587,070
senior note, 6.50%, 6/01/17	United States	16,050,000	15,889,500
senior note, 9.75%, 6/01/19	United States	36,400,000	40,222,000
[e]W&T Offshore Inc., senior note, 144A, 8.25%, 6/15/14	United States	192,500,000	184,800,000
[e]Western Refining Inc.,
[f]senior note, 144A, FRN, 10.75%, 6/15/14	United States	25,000,000	23,875,000
senior secured note, 144A, 11.25%, 6/15/17	United States	25,000,000	23,625,000

			5,343,059,229

Financials 9.2%
[j]Bank of America Corp., pfd., sub. bond, M, 8.125%, Perpetual	United States	100,000,000	103,279,000
CIT Group Inc., senior secured sub. bond, 7.00%,
5/01/14	United States	115,100,000	115,100,000
5/01/15	United States	475,000,000	472,625,000
5/01/16	United States	825,000,000	816,750,000
5/01/17	United States	655,000,000	644,356,250
FelCor Lodging LP, senior secured note, 10.00%, 10/01/14	United States	142,450,000	155,626,625
Forest City Enterprises Inc., senior note, 7.625%, 6/01/15	United States	42,250,000	39,503,750
[e]GMAC Inc., senior note, 144A, 8.00%, 3/15/20	United States	205,000,000	224,475,000
Hexion U.S. Finance Corp., senior secured note, 8.875%, 2/01/18	United States	35,000,000	34,475,000
Annual Report     | 89

Franklin Custodian Funds
Statement of Investments, September 30, 2010 (continued)

	Franklin Income Fund	Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Financials (continued)
	International Lease Finance Corp.,
	senior note, 8.875%, 9/01/17	United States	73,300,000	$79,530,500
	[e]senior note, 144A, 8.625%, 9/15/15	United States	58,300,000	62,526,750
	[e]senior note, 144A, 8.75%, 3/15/17	United States	171,500,000	184,362,500
	[e]senior secured note, 144A, 6.75%, 9/01/16	United States	79,200,000	85,140,000
	[e]senior secured note, 144A, 7.125%, 9/01/18	United States	122,300,000	132,389,750
	iStar Financial Inc.,
	senior note, 8.625%, 6/01/13	United States	190,000,000	156,987,500
	senior secured note, 10.00%, 6/15/14	United States	110,000,000	110,000,000
[j]	JPMorgan Chase & Co., junior sub. note, 1, 7.90%, Perpetual	United States	865,000,000	930,109,415
[e,f]	Liberty Mutual Group, junior sub. note, 144A, FRN, 10.75%, 6/15/88	United States	100,000,000	119,000,000
[j]	Wells Fargo Capital XIII, 7.70%, Perpetual	United States	44,500,000	46,391,250
[j]	Wells Fargo Capital XV, pfd., 9.75%, Perpetual	United States	449,600,000	496,808,000

				5,009,436,290

	Health Care 5.4%
	Community Health Systems Inc., senior sub. note, 8.875%, 7/15/15	United States	375,000,000	399,375,000
	HCA Inc.,
	6.75%, 7/15/13	United States	79,320,000	81,303,000
	senior note, 6.375%, 1/15/15	United States	169,455,000	169,878,638
	senior note, 6.50%, 2/15/16	United States	195,000,000	195,975,000
	senior secured bond, 7.25%, 9/15/20	United States	51,700,000	55,577,500
	senior secured note, 9.25%, 11/15/16	United States	300,000,000	325,500,000
	senior secured note, 8.50%, 4/15/19	United States	190,000,000	212,800,000
	senior secured note, 7.875%, 2/15/20	United States	165,000,000	181,293,750
[e,g]	Quintiles Transnational Corp., senior note, 144A, PIK, 9.50%, 12/30/14	United States	100,000,000	103,000,000
	Tenet Healthcare Corp.,
	senior note, 9.875%, 7/01/14	United States	30,000,000	32,400,000
	[e]senior note, 144A, 8.00%, 8/01/20	United States	178,600,000	178,600,000
	[f]senior note, FRN, 9.25%, 2/01/15	United States	115,000,000	124,056,250
	senior secured note, 9.00%, 5/01/15	United States	300,000,000	327,750,000
	senior secured note, 10.00%, 5/01/18	United States	300,000,000	344,250,000
[f,g]	US Oncology Holdings Inc., senior note, PIK, FRN, 6.737%, 3/15/12	United States	67,272,000	63,877,320
	US Oncology Inc., senior note, 10.75%, 8/15/14	United States	15,000,000	15,675,000
	Vanguard Health Holding Co. II LLC, senior note, 8.00%, 2/01/18	United States	151,000,000	154,020,000

				2,965,331,458

	Industrials 4.9%
[e]	American Airlines Inc., senior secured note, 144A, 10.50%, 10/15/12	United States	57,500,000	62,531,250
[e]	Bombardier Inc., senior note, 144A, 7.75%, 3/15/20	Canada	50,000,000	54,375,000
[e]	Case New Holland Inc., senior note, 144A, 7.875%, 12/01/17	United States	255,000,000	280,500,000
90 |     Annual Report

Franklin Custodian Funds
Statement of Investments, September 30, 2010 (continued)

	Franklin Income Fund	Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Industrials (continued)
[e]	Ceva Group PLC, senior secured note, 144A,
	11.625%, 10/01/16	United Kingdom	11,800,000	$12,595,227
	11.50%, 4/01/18	United Kingdom	212,525,000	222,334,954
[e,k]	CHC Helicopter SA, senior secured note, 144A, 9.25%, 10/15/20	Canada	196,700,000	199,650,500
[e]	Delta Air Lines Inc., senior secured note, 144A, 9.50%, 9/15/14	United States	61,178,000	66,684,020
[g]	Diversey Holdings Inc., senior note, PIK, 10.50%, 5/15/20	United States	49,200,000	54,642,750
	Diversey Inc., senior note, 8.25%, 11/15/19	United States	30,000,000	32,250,000
	Greenbrier Cos. Inc., senior note, 8.375%, 5/15/15	United States	31,706,000	30,913,350
	Hertz Corp.,
	senior note, 8.875%, 1/01/14	United States	450,000,000	464,062,500
[e]senior note, 144A, 7.50%, 10/15/18		United States	73,900,000	74,269,500
	senior sub. note, 10.50%, 1/01/16	United States	140,000,000	149,450,000
	Icahn Enterprises LP, senior note,
	7.75%, 1/15/16	United States	85,000,000	85,850,000
	8.00%, 1/15/18	United States	30,000,000	30,300,000
[e]	Interactive Data Corp., senior note, 144A, 10.25%, 8/01/18	United States	39,100,000	42,032,500
	Manitowoc Co. Inc., senior note, 9.50%, 2/15/18	United States	63,800,000	66,990,000
	Navistar International Corp., senior note, 8.25%, 11/01/21	United States	28,300,000	30,351,750
	Nortek Inc., senior secured note, 11.00%, 12/01/13	United States	40,177,777	42,889,777
[e]	Pinafore LLC/Inc., senior secured note, 144A, 9.00%, 10/01/18	United States	35,700,000	37,663,500
	RBS Global & Rexnord Corp.,
	senior note, 8.50%, 5/01/18	United States	144,350,000	147,417,438
	senior sub. note, 11.75%, 8/01/16	United States	97,000,000	104,275,000
	RSC Equipment Rental Inc./RSC Holdings III LLC,
[l]senior note, 10.25%, 11/15/19		United States	58,000,000	61,915,000
[e]senior secured note, 144A, 10.00%, 7/15/17		United States	30,000,000	33,525,000
[e]	Severstal Columbus LLC, senior secured note, 144A, 10.25%, 2/15/18	United States	15,000,000	15,825,000
	Terex Corp., senior sub. note, 8.00%, 11/15/17	United States	185,000,000	186,156,250
	Transdigm Inc., senior sub. note, 7.75%, 7/15/14	United States	25,000,000	25,406,250
	United Rentals North America Inc., senior sub. note, 7.75%, 11/15/13	United States	77,910,000	79,078,650

				2,693,935,166

	Information Technology 5.3%
	Advanced Micro Devices Inc., senior note,
	8.125%, 12/15/17	United States	61,700,000	65,402,000
[e]144A, 7.75%, 8/01/20		United States	27,700,000	28,738,750
	Ceridian Corp., senior note, 11.25%, 11/15/15	United States	75,000,000	69,562,500
	First Data Corp.,
	senior note, 9.875%, 9/24/15	United States	799,822,000	655,904,930
	senior sub. note, 11.25%, 3/31/16	United States	409,000,000	296,525,000
Annual Report     | 91

Franklin Custodian Funds
Statement of Investments, September 30, 2010 (continued)

	Franklin Income Fund	Country	Principal Amount*		Value

	Corporate Bonds (continued)
	Information Technology (continued)
	Freescale Semiconductor Inc.,
	senior note, 8.875%, 12/15/14	United States	490,000,000		$492,450,000
	senior note, 10.125%, 12/15/16	United States	205,000,000		187,575,000
[e]senior note, 144A, 10.75%, 8/01/20		United States	200,000,000		201,500,000
[e]senior secured note, 144A, 10.125%, 3/15/18		United States	90,000,000		96,075,000
[e]senior secured note, 144A, 9.25%, 4/15/18		United States	200,000,000		208,000,000
	Lucent Technologies Inc., 6.45%, 3/15/29	United States	95,900,000		70,246,750
[e]	NXP BV/NXP Funding LLC, senior secured note, 144A, 9.75%, 8/01/18	Netherlands	61,800,000		66,126,000
	Sanmina-SCI Corp., senior sub. note,
	6.75%, 3/01/13	United States	116,500,000		118,247,500
	8.125%, 3/01/16	United States	100,000,000		103,000,000
	SunGard Data Systems Inc.,
	senior note, 9.125%, 8/15/13	United States	35,000,000		35,918,750
	senior note, 10.625%, 5/15/15	United States	55,000,000		61,600,000
	senior sub. note, 10.25%, 8/15/15	United States	85,000,000		89,887,500
	ViaSat Inc., senior note, 8.875%, 9/15/16	United States	49,250,000		53,251,562

					2,900,011,242

	Materials 2.3%
[e]	Cemex Finance LLC, senior secured note, 144A, 9.50%, 12/14/16	United States	50,000,000		50,560,000
	Huntsman International LLC,
	senior note, 5.50%, 6/30/16	United States	126,500,000		121,756,250
	senior sub. note, 7.875%, 11/15/14	United States	58,400,000		60,882,000
	senior sub. note, 7.375%, 1/01/15	United States	27,100,000		27,642,000
[e]senior sub. note, 144A, 8.625%, 3/15/21		United States	8,100,000		8,424,000
[e]	Ineos Finance PLC, senior secured note, 144A, 9.00%, 5/15/15	United Kingdom	30,600,000		32,130,000
[e]	Ineos Group Holdings PLC, senior sub. note, 144A, 7.875%, 2/15/16	United Kingdom	190,000,000	EUR	216,982,847
[e]	Kerling PLC, senior secured note, 144A, 10.625%, 1/28/17	United Kingdom	53,700,000	EUR	77,526,940
[e]	LBI Escrow Corp., senior secured note, 144A, 8.00%, 11/01/17	United States	80,000,000		87,600,000
	Nalco Co., senior note, 8.25%, 5/15/17	United States	21,650,000		24,031,500
	Nalco Finance Holdings LLC, senior note, 9.00%, 2/01/14	United States	380,000,000		390,450,000
	NewPage Corp., senior secured note,
	10.00%, 5/01/12	United States	52,800,000		26,400,000
	11.375%, 12/31/14	United States	50,000,000		45,500,000
[e]	Reynolds Group Issuer Inc./LLCA, senior note, 144A, 8.50%, 5/15/18	United States	39,200,000		38,514,000
	United States Steel Corp., senior note, 7.375%, 4/01/20	United States	40,000,000		41,900,000

					1,250,299,537

	Telecommunication Services 1.5%
[e]	Clearwire Communications LLC/Finance, senior secured note, 144A, 12.00%, 12/01/15	United States	50,000,000		54,000,000
[e]	Clearwire Corp., senior secured note, 144A, 12.00%, 12/01/15	United States	145,000,000		156,962,500
	Cricket Communications Inc.,
	senior note, 9.375%, 11/01/14	United States	65,000,000		67,600,000
	senior secured note, 7.75%, 5/15/16	United States	30,000,000		31,987,500
92 |     Annual Report

Franklin Custodian Funds
Statement of Investments, September 30, 2010 (continued)

	Franklin Income Fund	Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Telecommunication Services (continued)
[e]	Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15	Jamaica	61,900,000	$63,447,500
	Frontier Communications Corp., senior note,
	7.875%, 4/15/15	United States	47,900,000	51,971,500
	8.25%, 4/15/17	United States	57,975,000	63,700,031
	8.50%, 4/15/20	United States	64,150,000	71,126,313
	8.75%, 4/15/22	United States	63,900,000	70,609,500
	Sprint Nextel Corp., senior note, 8.375%, 8/15/17	United States	80,200,000	87,418,000
	Virgin Media Finance PLC, senior note, 1, 9.50%, 8/15/16	United Kingdom	74,800,000	84,898,000

				803,720,844

	Utilities 4.8%
	The AES Corp., senior note, 8.00%, 10/15/17	United States	80,000,000	86,800,000
[e]	Calpine Construction Finance, senior secured note, 144A, 8.00%, 6/01/16	United States	100,000,000	107,500,000
[e]	Calpine Corp., senior secured note, 144A,
	7.25%, 10/15/17	United States	21,000,000	21,472,500
	7.875%, 7/31/20	United States	61,000,000	62,982,500
	Dynegy Holdings Inc., senior note,
	7.50%, 6/01/15	United States	198,500,000	157,311,250
	8.375%, 5/01/16	United States	295,000,000	231,575,000
	7.75%, 6/01/19	United States	105,000,000	72,450,000
[e]144A, 7.50%, 6/01/15		United States	150,000,000	118,125,000
	Dynegy Roseton Danskammer Pass Through Trust, secured bond, B, 7.67%, 11/08/16	United States	64,500,000	59,823,750
	Energy Future Holdings Corp., senior note,
	10.875%, 11/01/17	United States	6,658,000	4,028,090
[g]PIK, 12.00%, 11/01/17		United States	77,000,000	35,394,590
	R, 6.55%, 11/15/34	United States	141,515,000	54,483,275
[e]	Intergen NV, senior secured note, 144A, 9.00%, 6/30/17	Netherlands	80,000,000	85,000,000
[e]	Niska Gas Storage U.S./Canada, senior note, 144A, 8.875%, 3/15/18	United States	75,000,000	80,625,000
	Public Service Co. of New Mexico, senior note, 7.95%, 5/15/18	United States	50,200,000	55,532,495
	Reliant Energy Inc., senior note,
	7.625%, 6/15/14	United States	150,000,000	149,250,000
	7.875%, 6/15/17	United States	180,000,000	168,750,000
	Texas Competitive Electric Holdings Co. LLC, senior note,
	A, 10.25%, 11/01/15	United States	890,700,000	587,862,000
	B, 10.25%, 11/01/15	United States	310,000,000	204,600,000
[g]PIK, 11.25%, 11/01/16		United States	450,000,000	251,537,850

				2,595,103,300

	Total Corporate Bonds (Cost $27,005,893,865)			28,219,018,221

[f,m]	Senior Floating Rate Interests 5.8%
	Consumer Discretionary 1.7%
	Clear Channel Communications Inc., Term Loan B, 3.906%, 1/29/16	United States	537,786,283	425,590,619
[b]	Dex Media West LLC, Term Loan B, 7.00%, 10/24/14	United States	6,393,713	5,574,078
	Harrah’s Operating Co. Inc., Incremental Term Loan, 9.50%, 10/01/16	United States	99,250,000	101,928,857
Annual Report     | 93

Franklin Custodian Funds
Statement of Investments, September 30, 2010 (continued)

	Franklin Income Fund	Country	Principal Amount*	Value

[f,m]	Senior Floating Rate Interests (continued)
	Consumer Discretionary (continued)
	Jarden Corp., Term Loan B-3, 2.283%, 1/24/12	United States	18,518,835	$18,455,093
[b]	R.H. Donnelley Inc., Term Loan B, 9.00%, 10/24/14	United States	37,206,015	31,744,693
	SuperMedia Inc., Exit Term Loan, 11.00%, 12/31/15	United States	24,963,302	19,507,048
	Univision Communications Inc., Initial Term Loan, 2.065% - 2.506%, 9/29/14	United States	19,747,651	17,349,891
	Visant Corp. (Jostens), Tranche B Term Loan, 7.00%, 12/22/16	United States	300,000,000	302,040,000

				922,190,279

	Financials 0.1%
[k]	iStar Financial Inc., 2nd Lien Term Loan, 3.25%, 6/28/11	United States	45,000,000	42,041,250

	Industrials 0.7%
	Allison Transmission Inc., Term Loan B, 3.01% - 3.05%, 8/07/14	United States	97,713,223	91,942,085
	Altegrity Inc.,
	Term Loan B, 3.292%, 2/21/15	United States	96,768,652	89,027,160
	Tranche D Term Loan, 7.75%, 2/21/15	United States	60,000,000	60,112,500
	Ceva Group PLC,
	Dollar Pre-Refunded L/C Commitment, 3.289%, 8/01/12	United States	13,684,211	12,230,263
	EGL Term Loans, 3.256%, 8/01/12	United States	112,535,526	101,141,305
	Interactive Data Corp., Term Loan B, 6.75%, 1/29/17	United States	54,862,500	55,645,223

				410,098,536

	Information Technology 1.3%
[k]	First Data Corp.,
	Term Loan B-1, 3.006%, 9/24/14	United States	69,805,136	61,620,484
	Term Loan B-2, 3.006%, 9/24/14	United States	301,928,548	266,414,202
	Term Loan B-3, 3.006%, 9/24/14	United States	357,170,841	315,157,906
	Freescale Semiconductor Inc., Extended Term Loan, 4.509%, 12/01/16	United States	61,845,379	56,691,618

				699,884,210

	Materials 0.1%
	Novelis Corp., U.S. Term Loan, 2.26%, 7/07/14	United States	62,627,806	60,748,972

	Utilities 1.9%
[k]	Texas Competitive Electric Holdings Co. LLC,
	Term Loan, 3.25%, 10/10/14	United States	269,911,625	208,750,460
	Term Loan B-1, 3.758% - 3.789%, 10/10/14	United States	316,293,749	246,204,003
	Term Loan B-2, 3.758% - 4.066%, 10/10/14	United States	317,915,998	247,422,576
	Term Loan B-3, 3.758% - 3.789%, 10/10/14	United States	412,374,678	319,991,204

				1,022,368,243

	Total Senior Floating Rate Interests (Cost $3,376,194,713)			3,157,331,490

	Municipal Bonds (Cost $180,206,433) 0.3%
	California State GO, 7.95%, 3/01/36	United States	180,000,000	193,158,000

	Total Investments before Short Term Investments (Cost $53,539,947,997)			53,027,146,426

94 |     Annual Report

Franklin Custodian Funds
Statement of Investments, September 30, 2010 (continued)

	Franklin Income Fund	Country	Principal Amount*	Value

	Short Term Investments 2.3%
	U.S. Government and Agency Securities 0.8%
[n]	FHLB 10/01/10 - 10/05/10	United States	398,383,000	$398,382,000
[n]	FNMA, 10/04/10	United States	35,000,000	34,999,755

	Total U.S. Government and Agency Securities (Cost $433,381,470)			433,381,755

	Total Investments before Money Market Funds and Repurchase Agreements (Cost $53,973,329,467)			53,460,528,181

			Shares
	Money Market Funds (Cost $330,912,398) 0.6%
[a,o]	Institutional Fiduciary Trust Money Market Portfolio, 0.00%	United States	330,912,398	330,912,398

	Investments from Cash Collateral Received for Loaned Securities 0.0%†
	Money Market Funds 0.0%†
[a]	Bank of New York Institutional Cash Reserve Fund, Series B	United States	451,668	361,334
[p]	BNY Mellon Overnight Government Fund, 0.23%	United States	4,874,000	4,874,000

	Total Investments from Cash Collateral Received for Loaned Securities (Cost $5,325,668)			5,235,334

			Principal Amount*
	Repurchase Agreements (Cost $490,186,154) 0.9%
[q]	Joint Repurchase Agreement, 0.205%, 10/01/10 (Maturity Value $490,188,945)	United States	490,186,154	490,186,154
	Banc of America Securities LLC (Maturity Value $59,685,406)
	Barclays Capital Inc. (Maturity Value $27,852,536)
	BNP Paribas Securities Corp. (Maturity Value $103,454,377)
	Credit Suisse Securities (USA) LLC (Maturity Value $99,483,846)
	Deutsche Bank Securities Inc. (Maturity Value $40,553,331)
	HSBC Securities (USA) Inc. (Maturity Value $59,685,406)
	Morgan Stanley & Co. Inc. (Maturity Value $59,685,406)
	UBS Securities LLC (Maturity Value $39,788,637)

Collateralized by U.S. Government Agency Securities, 0.146% - 6.25%, 2/01/11 - 4/18/17; [n] U.S. Government Agency Discount Notes, 1/14/11 - 2/28/14 and U.S. Treasury Notes, 0.875% - 10.625%, 2/28/11 - 8/15/15

	Total Investments (Cost $54,799,753,687) 99.6%			54,286,862,067
	Other Assets, less Liabilities 0.4%			217,733,378

	Net Assets 100.0%			$54,504,595,445

			Contracts
	Options Written (Premium Received $40,999) 0.0%
	Call Options 0.0%
	Financials 0.0%
	Wells Fargo & Co., Oct. $35 Calls, 10/16/10	United States	1,000	$—
Annual Report     | 95

Franklin Custodian Funds
Statement of Investments, September 30, 2010 (continued)
Franklin Income Fund
See Abbreviations on page 142.

*	The principal amount is stated in U.S. dollars unless otherwise indicated.

†	Rounds to less than 0.1% of net assets.

[a]	Non-income producing.

[b]	See Note 10 regarding holdings of 5% voting securities.

[c]	A portion or all of the security is held in connection with written option contracts open at year end.

[d]	See Note 1(f) regarding equity-linked securities.

[e]	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At September 30, 2010, the aggregate value of these securities was $8,981,768,999, representing 16.48% of net assets.

[f]	The coupon rate shown represents the rate at period end.

[g]	Income may be received in additional securities and/or cash.

[h]	See Note 8 regarding defaulted securities.

[i]	Security has been deemed illiquid because it may not be able to be sold within seven days. At September 30, 2010, the value of this security was $94,587,070, representing 0.17% of net assets.

[j]	Perpetual security with no stated maturity date.

[k]	A portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(d).

[l]	A portion or all of the security is on loan at September 30, 2010. See Note 1(g).

[m]	See Note 1(h) regarding senior floating rate interests.

[n]	The security is traded on a discount basis with no stated coupon rate.

[o]	See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

[p]	The rate shown is the annualized seven-day yield at period end.

[q]	See Note 1(c) regarding joint repurchase agreement.
96 |     The accompanying notes are an integral part of these financial statements.     |     Annual Report

Franklin Custodian Funds
Financial Highlights
Franklin U.S. Government Securities Fund

	Year Ended September 30,
Class A	2010	2009	2008	2007	2006

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$6.69	$6.45	$6.39	$6.43	$6.53

Income from investment operations[a]:
Net investment income[b]	0.25	0.27	0.30	0.31	0.30
Net realized and unrealized gains (losses)	0.14	0.27	0.08	(0.02)	(0.09)

Total from investment operations	0.39	0.54	0.38	0.29	0.21

Less distributions from net investment income	(0.27)	(0.30)	(0.32)	(0.33)	(0.31)

Redemption fees[c]	—	—	— [d]	— [d]	— [d]

Net asset value, end of year	$6.81	$6.69	$6.45	$6.39	$6.43

Total return[e]	5.94%	8.50%	6.00%	4.63%	3.40%

Ratios to average net assets
Expenses	0.73%	0.73%[f]	0.72%[f]	0.72%[f]	0.72%[f]
Net investment income	3.70%	4.11%	4.64%	4.78%	4.64%

Supplemental data
Net assets, end of year (000’s)	$6,771,471	$6,275,792	$5,353,961	$5,073,449	$5,291,117
Portfolio turnover rate	47.41%	34.74%	21.66%	12.34%	20.54%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Effective September 1, 2008, the redemption fee was eliminated.

[d]	Amount rounds to less than $0.01 per share.

[e]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]	Benefit of expense reduction rounds to less than 0.01%.
Annual Report     |     The accompanying notes are an integral part of these financial statements.     | 97

Franklin Custodian Funds
Financial Highlights (continued)
Franklin U.S. Government Securities Fund

	Year Ended September 30,
Class B	2010	2009	2008	2007	2006

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$6.68	$6.44	$6.38	$6.42	$6.52

Income from investment operations[a]:
Net investment income[b]	0.22	0.24	0.27	0.27	0.26
Net realized and unrealized gains (losses)	0.13	0.26	0.07	(0.01)	(0.08)

Total from investment operations	0.35	0.50	0.34	0.26	0.18

Less distributions from net investment income	(0.23)	(0.26)	(0.28)	(0.30)	(0.28)

Redemption fees[c]	—	—	— [d]	— [d]	— [d]

Net asset value, end of year	$6.80	$6.68	$6.44	$6.38	$6.42

Total return[e]	5.39%	7.79%	5.61%	4.10%	2.87%

Ratios to average net assets
Expenses	1.23%	1.24%[f]	1.24%[f]	1.25%[f]	1.24%[f]
Net investment income	3.20%	3.60%	4.12%	4.25%	4.12%

Supplemental data
Net assets, end of year (000’s)	$126,803	$230,575	$284,649	$316,720	$388,807
Portfolio turnover rate	47.41%	34.74%	21.66%	12.34%	20.54%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Effective September 1, 2008, the redemption fee was eliminated.

[d]	Amount rounds to less than $0.01 per share.

[e]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]	Benefit of expense reduction rounds to less than 0.01%.
98 |     The accompanying notes are an integral part of these financial statements.     |     Annual Report

Franklin Custodian Funds
Financial Highlights (continued)
Franklin U.S. Government Securities Fund

	Year Ended September 30,
Class C	2010	2009	2008	2007	2006

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$6.66	$6.42	$6.36	$6.40	$6.50

Income from investment operations[a]:
Net investment income[b]	0.21	0.23	0.27	0.27	0.26
Net realized and unrealized gains (losses)	0.14	0.27	0.07	(0.01)	(0.08)

Total from investment operations	0.35	0.50	0.34	0.26	0.18

Less distributions from net investment income	(0.24)	(0.26)	(0.28)	(0.30)	(0.28)

Redemption fees[c]	—	—	— [d]	— [d]	— [d]

Net asset value, end of year	$6.77	$6.66	$6.42	$6.36	$6.40

Total return[e]	5.28%	8.01%	5.48%	4.12%	2.88%

Ratios to average net assets
Expenses	1.24%	1.24%[f]	1.24%[f]	1.25%[f]	1.23%[f]
Net investment income	3.19%	3.60%	4.12%	4.25%	4.13%

Supplemental data
Net assets, end of year (000’s)	$2,484,847	$1,464,614	$610,148	$418,951	$424,462
Portfolio turnover rate	47.41%	34.74%	21.66%	12.34%	20.54%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Effective September 1, 2008, the redemption fee was eliminated.

[d]	Amount rounds to less than $0.01 per share.

[e]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]	Benefit of expense reduction rounds to less than 0.01%.
Annual Report     |     The accompanying notes are an integral part of these financial statements.     | 99

Franklin Custodian Funds
Financial Highlights (continued)
Franklin U.S. Government Securities Fund

	Year Ended September 30,
Class R	2010	2009	2008	2007	2006

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$6.69	$6.45	$6.39	$6.43	$6.53

Income from investment operations[a]:
Net investment income[b]	0.23	0.25	0.28	0.28	0.27
Net realized and unrealized gains (losses)	0.13	0.26	0.07	(0.01)	(0.08)

Total from investment operations	0.36	0.51	0.35	0.27	0.19

Less distributions from net investment income	(0.24)	(0.27)	(0.29)	(0.31)	(0.29)

Redemption fees[c]	—	—	— [d]	— [d]	— [d]

Net asset value, end of year	$6.81	$6.69	$6.45	$6.39	$6.43

Total return[e]	5.55%	8.12%	5.61%	4.25%	3.01%

Ratios to average net assets
Expenses	1.09%	1.09%[f]	1.09%[f]	1.10%[f]	1.09%[f]
Net investment income	3.34%	3.75%	4.27%	4.40%	4.27%

Supplemental data
Net assets, end of year (000’s)	$140,147	$138,548	$104,648	$74,537	$71,104
Portfolio turnover rate	47.41%	34.74%	21.66%	12.34%	20.54%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Effective September 1, 2008, the redemption fee was eliminated.

[d]	Amount rounds to less than $0.01 per share.

[e]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]	Benefit of expense reduction rounds to less than 0.01%.
100 |     The accompanying notes are an integral part of these financial statements.     |     Annual Report

Franklin Custodian Funds
Financial Highlights (continued)
Franklin U.S. Government Securities Fund

	Year Ended September 30,
Advisor Class	2010	2009	2008	2007	2006

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$6.71	$6.47	$6.41	$6.45	$6.55

Income from investment operations[a]:
Net investment income[b]	0.26	0.28	0.31	0.31	0.31
Net realized and unrealized gains (losses)	0.14	0.27	0.08	(0.01)	(0.09)

Total from investment operations	0.40	0.55	0.39	0.30	0.22

Less distributions from net investment income	(0.28)	(0.31)	(0.33)	(0.34)	(0.32)

Redemption fees[c]	—	—	— [d]	— [d]	— [d]

Net asset value, end of year	$6.83	$6.71	$6.47	$6.41	$6.45

Total return	6.06%	8.63%	6.11%	4.75%	3.53%

Ratios to average net assets
Expenses	0.59%	0.59%[e]	0.59%[e]	0.60%[e]	0.59%[e]
Net investment income	3.84%	4.25%	4.77%	4.90%	4.77%

Supplemental data
Net assets, end of year (000’s)	$1,193,213	$863,951	$612,026	$470,751	$387,239
Portfolio turnover rate	47.41%	34.74%	21.66%	12.34%	20.54%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Effective September 1, 2008, the redemption fee was eliminated.

[d]	Amount rounds to less than $0.01 per share.

[e]	Benefit of expense reduction rounds to less than 0.01%.
Annual Report     |     The accompanying notes are an integral part of these financial statements.     | 101

Franklin Custodian Funds
Statement of Investments, September 30, 2010

	Franklin U.S. Government Securities Fund	Principal Amount	Value

	Mortgage-Backed Securities 99.1%
	Government National Mortgage Association (GNMA) Fixed Rate 99.1%
	GNMA GP 30 Year, 8.25%, 3/15/17 - 10/15/17	$85,192	$94,627
	GNMA GP 30 Year, 9.25%, 5/15/16 - 12/15/16	187,882	204,126
	GNMA GP 30 Year, 11.25%, 7/15/13 - 12/15/15	110,902	119,696
	GNMA GP 30 Year, 11.50%, 2/15/13 - 5/15/13	15,329	15,482
	GNMA GP 30 Year, 11.75%, 7/15/13 - 8/15/13	11,778	11,898
	GNMA GP 30 Year, 12.75%, 5/15/14	3,296	3,332
	GNMA I SF 15 Year, 6.50%, 5/15/18	638,720	662,937
[a]	GNMA I SF 30 Year, 4.50%, 1/15/39 - 8/15/40	2,177,065,460	2,295,764,910
	GNMA I SF 30 Year, 4.50%, 8/15/40	180,006,866	189,788,920
	GNMA I SF 30 Year, 5.00%, 8/15/39	165,801,680	176,838,747
	GNMA I SF 30 Year, 5.00%, 2/15/33 - 6/15/40	2,217,634,303	2,371,302,036
	GNMA I SF 30 Year, 5.50%, 2/15/39	119,288,336	128,433,561
	GNMA I SF 30 Year, 5.50%, 5/15/28 - 2/15/40	1,250,254,794	1,350,099,666
	GNMA I SF 30 Year, 6.00%, 10/15/23 - 2/15/39	886,043,857	967,803,210
	GNMA I SF 30 Year, 6.00%, 12/15/39	100,076,565	108,779,075
	GNMA I SF 30 Year, 6.50%, 5/15/23 - 8/15/37	215,528,777	240,857,326
	GNMA I SF 30 Year, 6.75%, 3/15/26	37,865	43,002
	GNMA I SF 30 Year, 7.00%, 4/15/16 - 9/15/32	132,718,245	151,199,123
	GNMA I SF 30 Year, 7.25%, 11/15/25 - 1/15/26	461,487	523,431
	GNMA I SF 30 Year, 7.50%, 7/15/16 - 8/15/33	42,476,915	48,540,025
	GNMA I SF 30 Year, 7.70%, 1/15/21 - 1/15/22	301,598	346,725
	GNMA I SF 30 Year, 8.00%, 11/15/15 - 9/15/30	25,406,221	28,860,347
	GNMA I SF 30 Year, 8.50%, 5/15/16 - 6/15/25	5,540,714	6,351,198
	GNMA I SF 30 Year, 9.00%, 11/15/15 - 7/15/23	6,833,744	7,692,282
	GNMA I SF 30 Year, 9.50%, 5/15/16 - 8/15/22	4,229,182	4,826,121
	GNMA I SF 30 Year, 10.00%, 2/15/16 - 3/15/25	5,492,131	6,183,566
	GNMA I SF 30 Year, 10.50%, 2/15/12 - 10/15/21	4,121,781	4,556,591
	GNMA I SF 30 Year, 11.00%, 10/15/10 - 5/15/21	2,420,905	2,623,292
	GNMA I SF 30 Year, 11.50%, 3/15/13 - 2/15/16	647,766	673,493
	GNMA I SF 30 Year, 12.00%, 5/15/11 - 1/15/18	3,252,293	3,374,908
	GNMA I SF 30 Year, 12.50%, 11/15/10 - 1/15/16	1,834,554	1,907,468
	GNMA I SF 30 Year, 13.00%, 1/15/11 - 9/15/15	2,013,823	2,075,411
	GNMA II GP 30 Year, 8.75%, 3/20/17 - 7/20/17	34,485	37,611
	GNMA II GP 30 Year, 11.50%, 8/20/13	8,495	8,578
	GNMA II SF 30 Year, 4.50%, 12/20/39	133,370,088	140,786,205
	GNMA II SF 30 Year, 4.50%, 5/20/33 - 9/20/40	356,304,401	376,399,243
	GNMA II SF 30 Year, 5.00%, 9/20/33	133,664,973	143,686,372
	GNMA II SF 30 Year, 5.00%, 7/20/33 - 5/20/40	328,258,514	351,706,598
	GNMA II SF 30 Year, 5.00%, 6/20/40	105,682,870	112,932,095
	GNMA II SF 30 Year, 5.50%, 6/20/34 - 4/20/40	627,407,100	676,508,499
	GNMA II SF 30 Year, 6.00%, 10/20/23 - 7/20/39	469,438,705	511,338,071
	GNMA II SF 30 Year, 6.50%, 6/20/24 - 1/20/39	147,591,157	163,017,138
	GNMA II SF 30 Year, 7.00%, 2/20/28 - 7/20/33	24,047,951	27,352,520
	GNMA II SF 30 Year, 7.50%, 10/20/22 - 4/20/32	4,524,388	5,149,022
	GNMA II SF 30 Year, 8.00%, 8/20/16 - 6/20/30	2,245,570	2,597,601
	GNMA II SF 30 Year, 8.50%, 4/20/16 - 6/20/25	1,132,243	1,295,994
	GNMA II SF 30 Year, 9.00%, 8/20/16 - 11/20/21	333,609	378,991
	GNMA II SF 30 Year, 9.50%, 3/20/18 - 4/20/25	227,008	262,639
102 |     Annual Report

Franklin Custodian Funds
Statement of Investments, September 30, 2010 (continued)

	Franklin U.S. Government Securities Fund	Principal Amount	Value

	Mortgage-Backed Securities (continued)
	Government National Mortgage Association (GNMA) Fixed Rate (continued)
	GNMA II SF 30 Year, 10.00%, 8/20/15 - 3/20/21	$430,651	$497,910
	GNMA II SF 30 Year, 10.50%, 8/20/14 - 3/20/21	1,110,607	1,238,637
	GNMA II SF 30 Year, 11.00%, 8/20/13 - 1/20/21	177,308	197,779
	GNMA II SF 30 Year, 11.50%, 9/20/13 - 2/20/18	92,602	98,334
	GNMA II SF 30 Year, 12.00%, 9/20/13 - 2/20/16	149,238	160,473
	GNMA II SF 30 Year, 12.50%, 10/20/13 - 11/20/15	100,926	110,167
	GNMA II SF 30 Year, 13.00%, 10/20/13 - 9/20/15	73,289	79,674

	Total Mortgage-Backed Securities (Cost $10,164,106,856)		10,616,396,683

		Shares
	Short Term Investments (Cost $112,396,476) 1.0%
	Money Market Funds 1.0%
[b,c]	Institutional Fiduciary Trust Money Market Portfolio, 0.00%	112,396,476	112,396,476

	Total Investments (Cost $10,276,503,332) 100.1%		10,728,793,159
	Other Assets, less Liabilities (0.1)%		(12,312,681)

	Net Assets 100.0%		$10,716,480,478

See Abbreviations on page 142.

[a]	A portion or all of the security purchased on a TBA basis. See Note 1(d).

[b]	Non-income producing.

[c]	See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.
Annual Report     |     The accompanying notes are an integral part of these financial statements.     | 103

Franklin Custodian Funds
Financial Highlights
Franklin Utilities Fund

	Year Ended September 30,
Class A	2010	2009	2008	2007	2006

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$10.74	$11.92	$14.58	$12.89	$12.59

Income from investment operations[a]:
Net investment income[b]	0.43	0.43	0.41	0.40	0.43
Net realized and unrealized gains (losses)	0.88	(1.11)	(1.93)	2.16	0.37

Total from investment operations	1.31	(0.68)	(1.52)	2.56	0.80

Less distributions from:
Net investment income	(0.45)	(0.42)	(0.40)	(0.40)	(0.41)
Net realized gains	(0.16)	(0.08)	(0.74)	(0.47)	(0.09)

Total distributions	(0.61)	(0.50)	(1.14)	(0.87)	(0.50)

Redemption fees[c]	—	—	— [d]	— [d]	— [d]

Net asset value, end of year	$11.44	$10.74	$11.92	$14.58	$12.89

Total return[e]	12.69%	(5.20)%	(11.63)%	20.32%	6.69%

Ratios to average net assets
Expenses	0.78%	0.80%[f]	0.74%[f]	0.75%[f]	0.76%[f]
Net investment income	3.91%	4.29%	2.92%	2.83%	3.54%

Supplemental data
Net assets, end of year (000’s)	$1,823,972	$1,543,060	$1,769,397	$2,157,614	$1,926,732
Portfolio turnover rate	5.27%	15.49%	8.32%	10.84%	7.97%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Effective September 1, 2008, the redemption fee was eliminated.

[d]	Amount rounds to less than $0.01 per share.

[e]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]	Benefit of expense reduction rounds to less than 0.01%.
104 |     The accompanying notes are an integral part of these financial statements.     |     Annual Report

Franklin Custodian Funds
Financial Highlights (continued)
Franklin Utilities Fund

	Year Ended September 30,
Class B	2010	2009	2008	2007	2006

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$10.74	$11.91	$14.56	$12.88	$12.57
Income from investment operations[a]:
Net investment income[b]	0.37	0.38	0.33	0.33	0.37
Net realized and unrealized gains (losses)	0.88	(1.10)	(1.91)	2.15	0.38

Total from investment operations	1.25	(0.72)	(1.58)	2.48	0.75

Less distributions from:
Net investment income	(0.39)	(0.37)	(0.33)	(0.33)	(0.35)
Net realized gains	(0.16)	(0.08)	(0.74)	(0.47)	(0.09)

Total distributions	(0.55)	(0.45)	(1.07)	(0.80)	(0.44)

Redemption fees[c]	—	—	— [d]	— [d]	— [d]

Net asset value, end of year	$11.44	$10.74	$11.91	$14.56	$12.88

Total return[e]	12.10%	(5.65)%	(12.04)%	19.66%	6.25%

Ratios to average net assets
Expenses	1.28%	1.30%[f]	1.24%[f]	1.26%[f]	1.26%[f]
Net investment income	3.41%	3.79%	2.42%	2.32%	3.04%

Supplemental data
Net assets, end of year (000’s)	$50,439	$64,176	$92,695	$127,587	$133,824
Portfolio turnover rate	5.27%	15.49%	8.32%	10.84%	7.97%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Effective September 1, 2008, the redemption fee was eliminated.

[d]	Amount rounds to less than $0.01 per share.

[e]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]	Benefit of expense reduction rounds to less than 0.01%.
Annual Report      |     The accompanying notes are an integral part of these financial statements.     | 105

Franklin Custodian Funds
Financial Highlights (continued)
Franklin Utilities Fund

	Year Ended September 30,
Class C	2010	2009	2008	2007	2006

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$10.71	$11.88	$14.53	$12.85	$12.55

Income from investment operations[a]:
Net investment income[b]	0.37	0.38	0.33	0.33	0.37
Net realized and unrealized gains (losses)	0.88	(1.10)	(1.91)	2.15	0.37

Total from investment operations	1.25	(0.72)	(1.58)	2.48	0.74

Less distributions from:
Net investment income	(0.40)	(0.37)	(0.33)	(0.33)	(0.35)
Net realized gains	(0.16)	(0.08)	(0.74)	(0.47)	(0.09)

Total distributions	(0.56)	(0.45)	(1.07)	(0.80)	(0.44)

Redemption fees[c]	—	—	— [d]	— [d]	— [d]

Net asset value, end of year	$11.40	$10.71	$11.88	$14.53	$12.85

Total return[e]	12.08%	(5.64)%	(12.06)%	19.72%	6.19%

Ratios to average net assets
Expenses	1.28%	1.30%[f]	1.24%[f]	1.26%[f]	1.25%[f]
Net investment income	3.41%	3.79%	2.42%	2.32%	3.05%

Supplemental data
Net assets, end of year (000’s)	$405,024	$300,544	$339,247	$424,977	$391,509
Portfolio turnover rate	5.27%	15.49%	8.32%	10.84%	7.97%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Effective September 1, 2008, the redemption fee was eliminated.

[d]	Amount rounds to less than $0.01 per share.

[e]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]	Benefit of expense reduction rounds to less than 0.01%.
106 |     The accompanying notes are an integral part of these financial statements.     |     Annual Report

Franklin Custodian Funds
Financial Highlights (continued)
Franklin Utilities Fund

	Year Ended September 30,
Class R	2010	2009	2008	2007	2006

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$10.71	$11.89	$14.54	$12.86	$12.57

Income from investment operations[a]:
Net investment income[b]	0.39	0.40	0.36	0.35	0.39
Net realized and unrealized gains (losses)	0.88	(1.11)	(1.92)	2.16	0.36

Total from investment operations	1.27	(0.71)	(1.56)	2.51	0.75

Less distributions from:
Net investment income	(0.41)	(0.39)	(0.35)	(0.36)	(0.37)
Net realized gains	(0.16)	(0.08)	(0.74)	(0.47)	(0.09)

Total distributions	(0.57)	(0.47)	(1.09)	(0.83)	(0.46)

Redemption fees[c]	—	—	— [d]	— [d]	— [d]

Net asset value, end of year	$11.41	$10.71	$11.89	$14.54	$12.86

Total return[e]	12.33%	(5.57)%	(11.92)%	19.92%	6.29%

Ratios to average net assets
Expenses	1.13%	1.15%[f]	1.09%[f]	1.11%[f]	1.11%[f]
Net investment income	3.56%	3.94%	2.57%	2.47%	3.19%

Supplemental data
Net assets, end of year (000’s)	$42,285	$37,795	$36,596	$41,845	$27,736
Portfolio turnover rate	5.27%	15.49%	8.32%	10.84%	7.97%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Effective September 1, 2008, the redemption fee was eliminated.

[d]	Amount rounds to less than $0.01 per share.

[e]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]	Benefit of expense reduction rounds to less than 0.01%.
Annual Report     |     The accompanying notes are an integral part of these financial statements.     | 107

Franklin Custodian Funds
Financial Highlights (continued)
Franklin Utilities Fund

	Year Ended September 30,
Advisor Class	2010	2009	2008	2007	2006

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$10.79	$11.98	$14.64	$12.95	$12.64

Income from investment operations[a]:
Net investment income[b]	0.45	0.45	0.42	0.42	0.45
Net realized and unrealized gains (losses)	0.89	(1.12)	(1.92)	2.17	0.38

Total from investment operations	1.34	(0.67)	(1.50)	2.59	0.83

Less distributions from:
Net investment income	(0.47)	(0.44)	(0.42)	(0.43)	(0.43)
Net realized gains	(0.16)	(0.08)	(0.74)	(0.47)	(0.09)

Total distributions	(0.63)	(0.52)	(1.16)	(0.90)	(0.52)

Redemption fees[c]	—	—	— [d]	— [d]	— [d]

Net asset value, end of year	$11.50	$10.79	$11.98	$14.64	$12.95

Total return	12.89%	(5.12)%	(11.45)%	20.43%	6.88%

Ratios to average net assets
Expenses	0.63%	0.65%[e]	0.59%[e]	0.61%[e]	0.61%[e]
Net investment income	4.06%	4.44%	3.07%	2.97%	3.69%

Supplemental data
Net assets, end of year (000’s)	$222,788	$124,454	$58,817	$86,823	$103,041
Portfolio turnover rate	5.27%	15.49%	8.32%	10.84%	7.97%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.

[c]	Effective September 1, 2008, the redemption fee was eliminated.

[d]	Amount rounds to less than $0.01 per share.

[e]	Benefit of expense reduction rounds to less than 0.01%.
108 |     The accompanying notes are an integral part of these financial statements.     |     Annual Report

Franklin Custodian Funds
Statement of Investments, September 30, 2010

Franklin Utilities Fund	Country	Shares	Value

Common Stocks 95.4%
Diversified Telecommunication Services 2.4%
AT&T Inc.	United States	1,200,000	$34,320,000
Frontier Communications Corp.	United States	192,031	1,568,893
Verizon Communications Inc.	United States	800,000	26,072,000

			61,960,893

Electric Utilities 48.4%
Allegheny Energy Inc.	United States	1,100,000	26,972,000
American Electric Power Co. Inc.	United States	2,500,000	90,575,000
Cleco Corp.	United States	1,000,000	29,620,000
Duke Energy Corp.	United States	3,800,000	67,298,000
Edison International	United States	2,400,000	82,536,000
Entergy Corp.	United States	1,300,000	99,489,000
Exelon Corp.	United States	1,800,000	76,644,000
FirstEnergy Corp.	United States	1,700,000	65,518,000
Great Plains Energy Inc.	United States	1,400,000	26,460,000
Hawaiian Electric Industries Inc.	United States	600,000	13,524,000
NextEra Energy Inc.	United States	1,400,000	76,146,000
Northeast Utilities	United States	900,000	26,613,000
NV Energy Inc.	United States	5,600,000	73,640,000
Pinnacle West Capital Corp.	United States	1,200,000	49,524,000
PNM Resources Inc.	United States	3,300,000	37,587,000
Portland General Electric Co.	United States	1,100,000	22,308,000
PPL Corp.	United States	3,030,800	82,528,684
Progress Energy Inc.	United States	1,700,000	75,514,000
Scottish and Southern Energy PLC	United Kingdom	1,500,000	26,402,039
The Southern Co.	United States	3,200,000	119,168,000
UIL Holdings Corp.	United States	1,360,000	38,297,600
Westar Energy Inc.	United States	1,080,600	26,182,938

			1,232,547,261

Gas Utilities 0.6%
Questar Corp.	United States	800,000	14,024,000

Independent Power Producers & Energy Traders 2.3%
Constellation Energy Group	United States	1,800,000	58,032,000

Multi-Utilities 37.2%
Alliant Energy Corp.	United States	1,500,000	54,525,000
Ameren Corp.	United States	200,000	5,680,000
CenterPoint Energy Inc.	United States	3,800,000	59,736,000
CMS Energy Corp.	United States	1,400,000	25,228,000
Consolidated Edison Inc.	United States	1,100,000	53,042,000
Dominion Resources Inc.	United States	1,500,000	65,490,000
DTE Energy Co.	United States	500,000	22,965,000
GDF Suez	France	700,000	25,065,695
National Grid PLC	United Kingdom	6,982,857	59,313,975
NiSource Inc.	United States	1,800,000	31,320,000
PG&E Corp.	United States	2,100,000	95,382,000
Public Service Enterprise Group Inc.	United States	2,900,000	95,932,000
RWE AG	Germany	300,000	20,314,912
SCANA Corp.	United States	775,000	31,248,000
Sempra Energy	United States	2,300,000	123,740,000
TECO Energy Inc.	United States	1,000,000	17,320,000
United Utilities Group PLC	United Kingdom	2,960,189	26,679,706
Annual Report     | 109

Franklin Custodian Funds
Statement of Investments, September 30, 2010 (continued)

	Franklin Utilities Fund	Country	Shares	Value

	Common Stocks (continued)
	Multi-Utilities (continued)
	Vectren Corp.	United States	800,000	$20,696,000
	Wisconsin Energy Corp.	United States	900,000	52,020,000
	Xcel Energy Inc.	United States	2,600,000	59,722,000

				945,420,288

	Oil, Gas & Consumable Fuels 2.9%
	Spectra Energy Corp.	United States	2,197,600	49,555,880
	The Williams Cos. Inc.	United States	1,300,000	24,843,000

				74,398,880

	Water Utilities 1.6%
	American Water Works Co. Inc.	United States	1,800,000	41,886,000

	Total Common Stocks (Cost $1,843,624,370)			2,428,269,322

			Principal Amount
	Corporate Bonds 3.2%
	Electric Utilities 1.6%
	MidAmerican Energy Holdings Co., senior note, 8.48%, 9/15/28	United States	25,000,000	33,203,375
	Northeast Generation Co., senior secured note, B-1, 8.812%, 10/15/26	United States	7,048,829	7,788,392

				40,991,767

	Independent Power Producers & Energy Traders 1.1%
	Energy Future Holdings Corp.,
	[a]secured senior note, 144A, 10.00%, 1/15/20	United States	24,225,000	24,167,877
	senior note, R, 6.55%, 11/15/34	United States	5,700,000	2,194,500

				26,362,377

	Multi-Utilities 0.5%
	Aquila Inc., senior note,
	7.95%, 2/01/11	United States	6,000,000	6,127,596
	8.27%, 11/15/21	United States	6,100,000	7,159,564

				13,287,160

	Total Corporate Bonds (Cost $77,776,007)			80,641,304

	Total Investments before Short Term Investments (Cost $1,921,400,377)			2,508,910,626

			Shares
	Short Term Investments (Cost $40,993,986) 1.6%
	Money Market Funds 1.6%
[b,c]	Institutional Fiduciary Trust Money Market Portfolio, 0.00%	United States	40,993,986	40,993,986

	Total Investments (Cost $1,962,394,363) 100.2%			2,549,904,612
	Other Assets, less Liabilities (0.2)%			(5,396,574)

	Net Assets 100.0%			$2,544,508,038

[a]	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At September 30, 2010, the value of this security was $24,167,877, representing 0.95% of net assets.

[b]	Non-income producing.

[c]	See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.
110 |     The accompanying notes are an integral part of these financial statements.     |     Annual Report

Franklin Custodian Funds
Financial Statements
Statements of Assets and Liabilities
September 30, 2010

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund

Assets:
Investments in securities:
Cost — Unaffiliated issuers	$364,688,370	$1,745,179,804	$52,686,735,686
Cost — Non-controlled affiliated issuers (Note 10)	—	—	1,291,919,449
Cost — Sweep Money Fund (Note 7)	5,804,707	181,648,270	330,912,398
Cost — Repurchase agreements	—	31,822,988	490,186,154

Total cost of investments	$370,493,077	$1,958,651,062	$54,799,753,687

Value — Unaffiliated issuers	$687,142,088	$3,405,567,604	$52,475,237,681
Value — Non-controlled affiliated issuers (Note 10)	—	—	990,525,834
Value — Sweep Money Fund (Note 7)	5,804,707	181,648,270	330,912,398
Value — Repurchase agreements	—	31,822,988	490,186,154

Total value of investments[a]	692,946,795	3,619,038,862	54,286,862,067
Cash	525	111,181	13,632,118
Receivables:
Investment securities sold	—	5,798,839	102,153,529
Capital shares sold	677,864	31,504,660	152,145,641
Dividends and interest	365,176	3,951,039	671,137,811
Other assets	764	3,151	45,993

Total assets	693,991,124	3,660,407,732	55,225,977,159

Liabilities:
Payables:
Investment securities purchased	2,612,040	—	565,688,334
Capital shares redeemed	1,034,015	5,099,052	94,127,646
Affiliates	752,015	3,454,861	46,587,269
Allocator Funds (Note 11)	—	35,929	209,972
Unaffiliated transfer agent fees	120,420	533,723	5,983,222
Payable upon return of securities loaned	—	—	5,325,668
Accrued expenses and other liabilities	81,788	279,580	3,459,603

Total liabilities	4,600,278	9,403,145	721,381,714

Net assets, at value	$689,390,846	$3,651,004,587	$54,504,595,445

Net assets consist of:
Paid-in capital	$405,785,859	$2,072,811,029	$61,811,616,016
Undistributed net investment income (loss)	—	5,612,427	—
Distributions in excess of net investment income	—	—	(112,725,558)
Net unrealized appreciation (depreciation)	322,467,882	1,660,386,659	(512,339,451)
Accumulated net realized gain (loss)	(38,862,895)	(87,805,528)	(6,681,955,562)

Net assets, at value	$689,390,846	$3,651,004,587	$54,504,595,445

[a]	The Franklin Income Fund includes $5,031,128 of securities loaned.
Annual Report     |     The accompanying notes are an integral part of these financial statements.     | 111

Franklin Custodian Funds
Financial Statements (continued)
Statements of Assets and Liabilities (continued)
September 30, 2010

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund

Class A:
Net assets, at value	$566,764,085	$2,587,802,201	$32,281,990,803

Shares outstanding	20,866,934	62,946,781	15,277,623,716

Net asset value per share[a]	$27.16	$41.11	$2.11

Maximum offering price per share (net asset value per share ÷ 94.25%, 94.25% and 95.75%, respectively)	$28.82	$43.62	$2.20

Class B:
Net assets, at value	$10,125,386	$51,594,149	$1,629,726,332

Shares outstanding	403,353	1,311,541	774,930,924

Net asset value and maximum offering price per share[a]	$25.10	$39.34	$2.10

Class B1:
Net assets, at value	—	—	$23,550,921

Shares outstanding	—	—	11,123,528

Net asset value and maximum offering price per share[a]	—	—	$2.12

Class C:
Net assets, at value	$93,926,515	$349,188,086	$15,605,054,970

Shares outstanding	3,786,546	8,971,595	7,324,846,474

Net asset value and maximum offering price per share[a]	$24.81	$38.92	$2.13

Class R:
Net assets, at value	$7,034,342	$117,484,015	$370,563,846

Shares outstanding	260,365	2,869,430	177,545,954

Net asset value and maximum offering price per share	$27.02	$40.94	$2.09

Advisor Class:
Net assets, at value	$11,540,518	$544,936,136	$4,593,708,573

Shares outstanding	422,320	13,232,344	2,186,565,973

Net asset value and maximum offering price per share	$27.33	$41.18	$2.10

[a]	Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
112 |     The accompanying notes are an integral part of these financial statements.     |     Annual Report

Franklin Custodian Funds
Financial Statements (continued)
Statements of Assets and Liabilities (continued)
September 30, 2010

	Franklin
	U.S. Government	Franklin
	Securities Fund	Utilities Fund

Assets:
Investments in securities:
Cost — Unaffiliated issuers	$10,164,106,856	$1,921,400,377
Cost — Sweep Money Fund (Note 7)	112,396,476	40,993,986

Total cost of investments	$10,276,503,332	$1,962,394,363

Value — Unaffiliated issuers	$10,616,396,683	$2,508,910,626
Value — Sweep Money Fund (Note 7)	112,396,476	40,993,986

Total value of investments	10,728,793,159	2,549,904,612
Receivables:
Capital shares sold	33,652,015	7,901,358
Dividends and interest	41,515,320	7,621,223
Other assets	8,499	2,188

Total assets	10,803,968,993	2,565,429,381

Liabilities:
Payables:
Investment securities purchased	44,611,014	13,901,790
Capital shares redeemed	32,305,091	4,471,838
Affiliates	9,016,096	2,035,342
Allocator Funds (Note 11)	41,646	10,058
Unaffiliated transfer agent fees	1,038,149	332,420
Accrued expenses and other liabilities	476,519	169,895

Total liabilities	87,488,515	20,921,343

Net assets, at value	$10,716,480,478	$2,544,508,038

Net assets consist of:
Paid-in capital	$10,610,268,259	$1,969,219,636
Undistributed net investment income	22,769,757	2,786,464
Net unrealized appreciation (depreciation)	452,289,827	587,523,981
Accumulated net realized gain (loss)	(368,847,365)	(15,022,043)

Net assets, at value	$10,716,480,478	$2,544,508,038

Annual Report     |     The accompanying notes are an integral part of these financial statements.     | 113

Franklin Custodian Funds
Financial Statements (continued)
Statements of Assets and Liabilities (continued)
September 30, 2010

	Franklin
	U.S. Government	Franklin
	Securities Fund	Utilities Fund

Class A:
Net assets, at value	$6,771,471,155	$1,823,971,732

Shares outstanding	993,976,948	159,442,916

Net asset value per share[a]	$6.81	$11.44

Maximum offering price per share (net asset value per share ÷ 95.75%)	$7.11	$11.95

Class B:
Net assets, at value	$126,802,595	$50,439,368

Shares outstanding	18,640,926	4,408,979

Net asset value and maximum offering price per share[a]	$6.80	$11.44

Class C:
Net assets, at value	$2,484,846,921	$405,023,717

Shares outstanding	366,918,168	35,527,064

Net asset value and maximum offering price per share[a]	$6.77	$11.40

Class R:
Net assets, at value	$140,146,848	$42,285,227

Shares outstanding	20,589,522	3,706,422

Net asset value and maximum offering price per share	$6.81	$11.41

Advisor Class:
Net assets, at value	$1,193,212,959	$222,787,994

Shares outstanding	174,675,568	19,371,836

Net asset value and maximum offering price per share	$6.83	$11.50

[a]	Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
114 |     The accompanying notes are an integral part of these financial statements.     |     Annual Report

Franklin Custodian Funds
Financial Statements (continued)
Statements of Operations
for the year ended September 30, 2010

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund

Investment income:
Dividends:
Unaffiliated issuers	$3,860,661	$48,415,305	$692,932,013
Non-controlled affiliated issuers (Note 10)	—	—	50,556,952
Interest:
Unaffiliated issuers	—	14,435	2,841,761,749
Non-controlled affiliated issuers (Note 10)	—	—	52,188,551
Income from securities loaned	—	—	1,303,497

Total investment income	3,860,661	48,429,740	3,638,742,762

Expenses:
Management fees (Note 3a)	3,175,313	15,026,525	196,626,526
Distribution fees: (Note 3c)
Class A	1,347,891	5,959,116	45,111,822
Class B	118,944	706,722	18,481,539
Class B1	—	—	221,952
Class C	897,352	3,338,340	93,323,299
Class R	32,840	428,982	1,732,148
Transfer agent fees (Note 3e)	1,610,275	6,705,190	45,401,588
Special servicing agreement fees (Note 11)	—	500,762	2,486,688
Custodian fees (Note 4)	18,824	51,703	1,000,634
Reports to shareholders	149,697	587,731	5,366,622
Registration and filing fees	88,845	159,690	1,212,503
Professional fees	63,942	103,311	535,264
Trustees’ fees and expenses	3,754	18,750	296,318
Other	14,872	65,928	1,403,136

Total expenses	7,522,549	33,652,750	413,200,039
Expense reductions (Note 4)	—	—	(346)

Net expenses	—	—	413,199,693

Net investment income (loss)	(3,661,888)	14,776,990	3,225,543,069

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	41,167,617	42,757,008	(917,339,548)
Non-controlled affiliated issuers (Note 10)	—	—	(309,968,803)
Written options	—	—	1,249,390
Foreign currency transactions	110,404	14,111	418,347

Net realized gain (loss)	41,278,021	42,771,119	(1,225,640,614)

Net change in unrealized appreciation (depreciation) on:
Investments	64,024,955	355,329,494	4,660,344,611

Translation of other assets and liabilities denominated in foreign currencies	7,881	(1,512)	704,061

Net change in unrealized appreciation (depreciation)	64,032,836	355,327,982	4,661,048,672

Net realized and unrealized gain (loss)	105,310,857	398,099,101	3,435,408,058

Net increase (decrease) in net assets resulting from operations	$101,648,969	$412,876,091	$6,660,951,127

Annual Report     |     The accompanying notes are an integral part of these financial statements.     | 115

Franklin Custodian Funds
Financial Statements (continued)
Statements of Operations (continued)
for the year ended September 30, 2010

	Franklin
	U.S. Government	Franklin
	Securities Fund	Utilities Fund

Investment income:
Dividends	$—	$99,828,114
Interest	435,826,400	6,485,252

Total investment income	435,826,400	106,313,366

Expenses:
Management fees (Note 3a)	44,164,597	10,410,967
Distribution fees: (Note 3c)
Class A	8,987,735	2,487,659
Class B	1,149,041	373,463
Class C	12,916,634	2,270,093
Class R	685,783	195,135
Transfer agent fees (Note 3e)	10,856,833	3,150,924
Special servicing agreement fees (Note 11)	405,258	95,375
Custodian fees (Note 4)	145,273	52,631
Reports to shareholders	758,239	304,558
Registration and filing fees	503,906	127,175
Professional fees	149,709	60,561
Trustees’ fees and expenses	55,732	12,663
Other	751,270	28,155

Total expenses	81,530,010	19,569,359

Net investment income	354,296,390	86,744,007

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	43,597,077	(13,905,910)
Foreign currency transactions	—	52,511

Net realized gain (loss)	43,597,077	(13,853,399)

Net change in unrealized appreciation (depreciation) on:
Investments	151,179,514	195,596,660
Translation of other assets and liabilities denominated in foreign currencies	—	(11,344)

Net change in unrealized appreciation (depreciation)	151,179,514	195,585,316

Net realized and unrealized gain (loss)	194,776,591	181,731,917

Net increase (decrease) in net assets resulting from operations	$549,072,981	$268,475,924

116 |     The accompanying notes are an integral part of these financial statements.     |     Annual Report

Franklin Custodian Funds
Financial Statements (continued)
Statements of Changes in Net Assets

	Franklin DynaTech Fund		Franklin Growth Fund
	Year Ended September 30,		Year Ended September 30,
	2010	2009	2010	2009

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(3,661,888)	$(2,203,451)	$14,776,990	$19,035,425
Net realized gain (loss) from investments and foreign currency transactions	41,278,021	(59,040,251)	42,771,119	18,944,348
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	64,032,836	117,993,942	355,327,982	50,707,596

Net increase (decrease) in net assets resulting from operations	101,648,969	56,750,240	412,876,091	88,687,369

Distributions to shareholders from:
Net investment income:
Class A	—	—	(16,704,632)	(13,937,611)
Class B	—	—	(59,099)	—
Class C	—	—	(605,181)	(158,739)
Class R	—	—	(424,812)	(93,243)
Advisor Class	—	—	(4,186,666)	(2,842,374)
Net realized gains:
Class A	—	(23,817,251)	—	—
Class B	—	(674,313)	—	—
Class C	—	(3,500,844)	—	—
Advisor Class	—	(211,314)	—	—

Total distributions to shareholders	—	(28,203,722)	(21,980,390)	(17,031,967)

Capital share transactions: (Note 2)
Class A	(20,813,805)	95,693,757	137,271,042	423,439,580
Class B	(5,373,387)	2,223,304	(45,199,219)	64,703
Class C	(2,733,120)	24,245,692	(4,673,037)	55,014,386
Class R	(332,337)	4,561,511	42,381,653	30,600,261
Advisor Class	1,852,034	5,097,576	57,480,773	151,094,118

Total capital share transactions	(27,400,615)	131,821,840	187,261,212	660,213,048

Net increase (decrease) in net assets	74,248,354	160,368,358	578,156,913	731,868,450
Net assets:
Beginning of year	615,142,492	454,774,134	3,072,847,674	2,340,979,224

End of year	$689,390,846	$615,142,492	$3,651,004,587	$3,072,847,674

Undistributed net investment income included in net assets:
End of year	$—	$—	$5,612,427	$12,735,382

Annual Report     |     The accompanying notes are an integral part of these financial statements.     | 117

Franklin Custodian Funds
Financial Statements (continued)
Statements of Changes in Net Assets (continued)

			Franklin
	Franklin Income Fund		U.S. Government Securities Fund
	Year Ended September 30,		Year Ended September 30,
	2010	2009	2010	2009

Increase (decrease) in net assets:
Operations:
Net investment income	$3,225,543,069	$3,021,185,783	$354,296,390	$326,946,470
Net realized gain (loss) from investments, written options and foreign currency transactions	(1,225,640,614)	(4,679,001,452)	43,597,077	8,947,805
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	4,661,048,672	5,364,093,012	151,179,514	306,262,342

Net increase (decrease) in net assets resulting from operations	6,660,951,127	3,706,277,343	549,072,981	642,156,617

Distributions to shareholders from:
Net investment income:
Class A	(2,130,895,815)	(2,122,519,292)	(258,072,430)	(266,824,581)
Class B	(118,302,615)	(162,039,544)	(6,345,333)	(10,979,232)
Class B1	(2,367,258)	(12,892,120)	—	—
Class C	(935,146,104)	(924,754,117)	(67,975,758)	(39,006,086)
Class R	(23,521,043)	(22,649,572)	(4,950,161)	(5,108,595)
Advisor Class	(317,015,455)	(322,719,140)	(41,720,232)	(32,473,805)
Net realized gains:
Class A	—	(15,591,600)	—	—
Class B	—	(1,384,690)	—	—
Class B1	—	(124,160)	—	—
Class C	—	(7,179,957)	—	—
Class R	—	(166,198)	—	—
Advisor Class	—	(2,449,031)	—	—

Total distributions to shareholders	(3,527,248,290)	(3,594,469,421)	(379,063,914)	(354,392,299)

Capital share transactions: (Note 2)
Class A	2,663,148,549	729,974,966	382,989,796	707,313,300
Class B	(536,384,118)	(324,408,642)	(106,822,122)	(64,174,344)
Class B1	(47,563,018)	(136,813,461)	—	—
Class C	1,661,877,069	543,188,709	986,641,643	820,560,727
Class R	34,240,036	40,235,428	(628,625)	29,529,703
Advisor Class	149,037,262	(24,803,405)	310,809,591	227,056,372

Total capital share transactions	3,924,355,780	827,373,595	1,572,990,283	1,720,285,758

Net increase (decrease) in net assets	7,058,058,617	939,181,517	1,742,999,350	2,008,050,076
Net assets:
Beginning of year	47,446,536,828	46,507,355,311	8,973,481,128	6,965,431,052

End of year	$54,504,595,445	$47,446,536,828	$10,716,480,478	$8,973,481,128

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$(112,725,558)	$(293,103,420)	$22,769,757	$2,451,318

118 |     The accompanying notes are an integral part of these financial statements.     |     Annual Report

Franklin Custodian Funds
Financial Statements (continued)
Statements of Changes in Net Assets (continued)

	Franklin Utilities Fund
	Year Ended September 30,
	2010	2009

Increase (decrease) in net assets:
Operations:
Net investment income	$86,744,007	$79,810,590
Net realized gain (loss) from investments and foreign currency transactions	(13,853,399)	28,009,600
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	195,585,316	(249,432,367)

Net increase (decrease) in net assets resulting from operations	268,475,924	(141,612,177)

Distributions to shareholders from:
Net investment income:
Class A	(68,149,865)	(60,897,517)
Class B	(2,057,071)	(2,457,137)
Class C	(12,635,206)	(10,325,076)
Class R	(1,462,964)	(1,233,300)
Advisor Class	(6,837,755)	(2,775,441)
Net realized gains:
Class A	(23,199,153)	(11,143,330)
Class B	(922,593)	(556,682)
Class C	(4,562,415)	(2,138,465)
Class R	(555,438)	(236,227)
Advisor Class	(1,930,079)	(407,396)

Total distributions to shareholders	(122,312,539)	(92,170,571)

Capital share transactions: (Note 2)
Class A	173,810,246	(47,298,609)
Class B	(17,162,713)	(18,007,546)
Class C	81,972,824	(4,044,700)
Class R	1,998,821	4,676,850
Advisor Class	87,695,496	71,734,045

Total capital share transactions	328,314,674	7,060,040

Net increase (decrease) in net assets	474,478,059	(226,722,708)
Net assets:
Beginning of year	2,070,029,979	2,296,752,687

End of year	$2,544,508,038	$2,070,029,979

Undistributed net investment income included in net assets:
End of year	$2,786,464	$9,424,658

Annual Report     |     The accompanying notes are an integral part of these financial statements.     | 119

Franklin Custodian Funds
Notes to Financial Statements
1. Organization and Significant Accounting Policies
Franklin Custodian Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of five funds (Funds). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Class A, Class B, Class C, Class R	Class A, Class B, Class B1,
& Advisor Class	Class C, Class R & Advisor Class

Franklin DynaTech Fund	Franklin Income Fund
Franklin Growth Fund
Franklin U.S. Government Securities Fund
Franklin Utilities Fund
The following summarizes the Funds’ significant accounting policies.
a. Financial Instrument Valuation
The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Funds’ Board of Trustees, the Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.
Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.
Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of
120 |     Annual Report

Franklin Custodian Funds
Notes to Financial Statements (continued)
1. Organization and Significant Accounting Policies (continued)
a. Financial Instrument Valuation (continued)
principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.
The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.
Trading in securities on foreign exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.
b. Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in
Annual Report      | 121

Franklin Custodian Funds
Notes to Financial Statements (continued)
1. Organization and Significant Accounting Policies (continued)
b. Foreign Currency Translation (continued)
effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.
The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in the net realized and net unrealized gain or loss from investments on the Statement of Operations.
The effect of changes in foreign exchange rates from changes in market prices on securities held are included in net realized and unrealized gain or loss from investments on the Statement of Operations. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.
c. Joint Repurchase Agreement
The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the funds at year end had been entered into on September 30, 2010.
d. Securities Purchased on a When-Issued, Delayed Delivery, and TBA Basis
The Funds may purchase securities on a when-issued, delayed delivery, and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.
122 |      Annual Report

Franklin Custodian Funds
Notes to Financial Statements (continued)
1. Organization and Significant Accounting Policies (continued)
e. Derivative Financial Instruments
The Franklin Income Fund invests in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which expose the fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.
The Franklin Income Fund purchases or writes option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.
See Note 9 regarding other derivative information.
f. Equity-Linked Securities
The Franklin Income Fund may invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.
g. Securities Lending
The Franklin Income Fund participates in an agency based security lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an
Annual Report      | 123

Franklin Custodian Funds
Notes to Financial Statements (continued)
1. Organization and Significant Accounting Policies (continued)
g. Securities Lending (continued)
amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund and in a money market fund managed by the fund’s custodian on the fund’s behalf. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.
h. Senior Floating Rate Interests
Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.
Senior secured corporate loans in which the fund invests are generally readily marketable, but may be subject to some restrictions on resale.
i. Income Taxes
It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for U.S. federal income taxes is required. The Funds file U.S. income tax returns as well as tax returns in certain other jurisdictions. The Funds recognize in their financial statements the effects including penalties and interest, if any, of a tax position taken on tax return (or expected to be taken) when it’s more likely than not (a greater than 50% probability), based on the technical merits, that the tax position will be sustained upon examination by the tax authorities. As of September 30, 2010, and for all open tax years, the Funds have determined that no provision for income tax is required in the Funds’ financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.
j. Security Transactions, Investment Income, Expenses and Distributions
Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities
124 |      Annual Report

Franklin Custodian Funds
Notes to Financial Statements (continued)
1. Organization and Significant Accounting Policies (continued)
j. Security Transactions, Investment Income, Expenses and Distributions (continued)
are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.
Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.
Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.
k. Accounting Estimates
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
l. Guarantees and Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.
Annual Report      | 125

Franklin Custodian Funds
Notes to Financial Statements (continued)
2. Shares of Beneficial Interest
At September 30, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin DynaTech Fund		Franklin Growth Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended September 30, 2010
Shares sold	3,861,404	$97,617,815	15,008,884	$592,373,612
Shares issued in reinvestment of distributions	—	—	402,846	15,404,808
Shares redeemed	(4,698,990)	(118,431,620)	(12,049,005)	(470,507,378)

Net increase (decrease)	(837,586)	$(20,813,805)	3,362,725	$137,271,042

Year ended September 30, 2009
Shares sold	2,782,002	$53,411,677	12,015,889	$359,509,553
Shares issued on reorganization (Note 12)	7,598,915	126,195,671	14,593,037	451,362,637
Shares issued in reinvestment of distributions	1,359,432	21,288,705	486,462	12,711,248
Shares redeemed	(5,668,339)	(105,202,296)	(13,479,108)	(400,143,858)

Net increase (decrease)	6,072,010	$95,693,757	13,616,280	$423,439,580

Class B Shares:
Year ended September 30, 2010
Shares sold	39,193	$908,906	59,910	$2,278,747
Shares issued in reinvestment of distributions	—	—	1,489	54,809
Shares redeemed	(269,319)	(6,282,293)	(1,262,819)	(47,532,775)

Net increase (decrease)	(230,126)	$(5,373,387)	(1,201,420)	$(45,199,219)

Year ended September 30, 2009
Shares sold	68,034	$1,166,470	269,458	$7,369,648
Shares issued on reorganization (Note 12)	471,140	7,329,289	897,036	26,650,945
Shares issued in reinvestment of distributions	39,296	576,475	—	—
Shares redeemed	(400,924)	(6,848,930)	(1,186,449)	(33,955,890)

Net increase (decrease)	177,546	$2,223,304	(19,955)	$64,703

Class C Shares:
Year ended September 30, 2010
Shares sold	767,752	$17,728,055	1,757,368	$65,780,420
Shares issued in reinvestment of distributions	—	—	15,351	559,243
Shares redeemed	(890,252)	(20,461,175)	(1,912,255)	(71,012,700)

Net increase (decrease)	(122,500)	$(2,733,120)	(139,536)	$(4,673,037)

Year ended September 30, 2009
Shares sold	610,534	$10,952,317	1,769,875	$50,036,992
Shares issued on reorganization (Note 12)	1,986,027	30,539,237	2,280,868	67,125,954
Shares issued in reinvestment of distributions	219,790	3,186,956	5,806	144,797
Shares redeemed	(1,201,455)	(20,432,818)	(2,213,519)	(62,293,357)

Net increase (decrease)	1,614,896	$24,245,692	1,843,030	$55,014,386

126 |     Annual Report

Franklin Custodian Funds
Notes to Financial Statements (continued)
2. Shares of Beneficial Interest (continued)

	Franklin DynaTech Fund		Franklin Growth Fund
	Shares	Amount	Shares	Amount

Class R Shares:
Year ended September 30, 2010
Shares sold	84,648	$2,108,343	1,596,152	$62,395,159
Shares issued in reinvestment of distributions	—	—	10,831	413,311
Shares redeemed	(98,580)	(2,440,680)	(527,829)	(20,426,817)

Net increase (decrease)	(13,932)	$(332,337)	1,079,154	$42,381,653

Year ended September 30, 2009[a]
Shares sold	105,135	$1,878,341	2,050,622	$61,397,829
Shares issued on reorganization (Note 12)	269,510	4,473,861	308,381	9,519,723
Shares issued in reinvestment of distributions	—	—	3,545	92,515
Shares redeemed	(100,348)	(1,790,691)	(1,390,720)	(40,409,806)

Net increase (decrease)	274,297	$4,561,511	971,828	$30,600,261

Advisor Class Shares:
Year ended September 30, 2010
Shares sold	112,665	$2,925,854	6,348,692	$247,260,820
Shares issued in reinvestment of distributions	—	—	102,177	3,905,212
Shares redeemed	(42,936)	(1,073,820)	(5,016,397)	(193,685,259)

Net increase (decrease)	69,729	$1,852,034	1,434,472	$57,480,773

Year ended September 30, 2009
Shares sold	193,916	$3,835,277	1,828,858	$54,651,357
Shares issued on reorganization (Note 12)	99,151	1,649,870	4,691,275	145,148,039
Shares issued in reinvestment of distributions	13,467	211,295	102,244	2,668,575
Shares redeemed	(31,772)	(598,866)	(1,722,646)	(51,373,853)

Net increase (decrease)	274,762	$5,097,576	4,899,731	$151,094,118

[a]	For the period December 1, 2008 (effective date) to September 30, 2009, for the Franklin DynaTech Fund.

			Franklin U.S. Government
	Franklin Income Fund		Securities Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended September 30, 2010
Shares sold	3,122,047,774	$6,401,965,279	255,107,116	$1,722,046,431
Shares issued in reinvestment of distributions	795,698,609	1,618,086,910	28,399,723	191,100,894
Shares redeemed	(2,616,323,977)	(5,356,903,640)	(227,148,749)	(1,530,157,529)

Net increase (decrease)	1,301,422,406	$2,663,148,549	56,358,090	$382,989,796

Year ended September 30, 2009
Shares sold	3,194,615,875	$5,446,582,263	327,684,616	$2,154,557,471
Shares issued in reinvestment of distributions	929,761,078	1,563,293,948	28,818,237	189,352,370
Shares redeemed	(3,760,506,184)	(6,279,901,245)	(248,416,455)	(1,636,596,541)

Net increase (decrease)	363,870,769	$729,974,966	108,086,398	$707,313,300

Annual Report     | 127

Franklin Custodian Funds
Notes to Financial Statements (continued)
2. Shares of Beneficial Interest (continued)

			Franklin U.S. Government
	Franklin Income Fund		Securities Fund
	Shares	Amount	Shares	Amount

Class B Shares:
Year ended September 30, 2010
Shares sold	13,878,110	$28,322,228	1,842,598	$12,415,351
Shares issued in reinvestment of distributions	40,513,875	81,924,023	742,529	4,985,042
Shares redeemed	(316,412,820)	(646,630,369)	(18,446,529)	(124,222,515)

Net increase (decrease)	(262,020,835)	$(536,384,118)	(15,861,402)	$(106,822,122)

Year ended September 30, 2009
Shares sold	34,580,449	$58,074,216	8,056,168	$52,523,598
Shares issued in reinvestment of distributions	63,807,057	106,531,528	1,218,659	7,988,052
Shares redeemed	(295,644,541)	(489,014,386)	(18,942,006)	(124,685,994)

Net increase (decrease)	(197,257,035)	$(324,408,642)	(9,667,179)	$(64,174,344)

Class B1 Shares:
Year ended September 30, 2010
Shares sold	223,452	$458,088
Shares issued in reinvestment of distributions	659,909	1,334,988
Shares redeemed	(24,397,067)	(49,356,094)

Net increase (decrease)	(23,513,706)	(47,563,018)

Year ended September 30, 2009
Shares sold	616,259	$1,006,991
Shares issued in reinvestment of distributions	4,478,768	7,437,357
Shares redeemed	(84,121,447)	(145,257,809)

Net increase (decrease)	(79,026,420)	(136,813,461)

Class C Shares:
Year ended September 30, 2010
Shares sold	1,596,716,655	$3,301,950,026	212,527,927	$1,426,604,550
Shares issued in reinvestment of distributions	320,155,286	656,144,553	7,931,210	53,125,111
Shares redeemed	(1,112,022,517)	(2,296,217,510)	(73,580,512)	(493,088,018)

Net increase (decrease)	804,849,424	$1,661,877,069	146,878,625	$986,641,643

Year ended September 30, 2009
Shares sold	1,490,228,499	$2,568,269,575	177,348,206	$1,163,765,108
Shares issued in reinvestment of distributions	372,417,014	631,594,234	4,298,963	28,151,041
Shares redeemed	(1,592,519,479)	(2,656,675,100)	(56,632,697)	(371,355,422)

Net increase (decrease)	270,126,034	$543,188,709	125,014,472	$820,560,727

128 |     Annual Report

Franklin Custodian Funds
Notes to Financial Statements (continued)
2. Shares of Beneficial Interest (continued)

			Franklin U.S. Government
	Franklin Income Fund		Securities Fund
	Shares	Amount	Shares	Amount

Class R Shares:
Year ended September 30, 2010
Shares sold	55,322,582	$111,791,528	10,173,157	$68,640,631
Shares issued in reinvestment of distributions	10,944,621	21,995,589	713,551	4,797,215
Shares redeemed	(49,258,198)	(99,547,081)	(11,015,574)	(74,066,471)

Net increase (decrease)	17,009,005	$34,240,036	(128,866)	$(628,625)

Year ended September 30, 2009
Shares sold	68,996,085	$115,848,208	13,507,302	$88,919,423
Shares issued in reinvestment of distributions	12,725,193	21,140,911	758,236	4,977,846
Shares redeemed	(58,266,413)	(96,753,691)	(9,774,179)	(64,367,566)

Net increase (decrease)	23,454,865	$40,235,428	4,491,359	$29,529,703

Advisor Class Shares:
Year ended September 30, 2010
Shares sold	476,839,253	$974,685,741	68,407,061	$462,448,131
Shares issued in reinvestment of distributions	139,718,744	282,316,193	5,162,635	34,844,804
Shares redeemed	(546,851,471)	(1,107,964,672)	(27,638,036)	(186,483,344)

Net increase (decrease)	69,706,526	$149,037,262	45,931,660	$310,809,591

Year ended September 30, 2009
Shares sold	537,139,078	$923,014,317	56,386,916	$373,566,694
Shares issued in reinvestment of distributions	185,103,308	309,081,671	4,110,288	27,061,258
Shares redeemed	(772,328,637)	(1,256,899,393)	(26,340,863)	(173,571,580)

Net increase (decrease)	(50,086,251)	$(24,803,405)	34,156,341	$227,056,372

	Franklin Utilities Fund
	Shares	Amount

Class A Shares:
Year ended September 30, 2010
Shares sold	35,022,184	$384,837,941
Shares issued in reinvestment of distributions	7,008,916	75,475,936
Shares redeemed	(26,258,647)	(286,503,631)

Net increase (decrease)	15,772,453	$173,810,246

Year ended September 30, 2009
Shares sold	21,564,244	$217,252,356
Shares issued in reinvestment of distributions	5,861,644	57,450,592
Shares redeemed	(32,180,738)	(322,001,557)

Net increase (decrease)	(4,754,850)	$(47,298,609)

Annual Report     | 129

Franklin Custodian Funds
Notes to Financial Statements (continued)
2. Shares of Beneficial Interest (continued)

	Franklin Utilities Fund
	Shares	Amount

Class B Shares:
Year ended September 30, 2010
Shares sold	353,630	$3,843,661
Shares issued in reinvestment of distributions	177,266	1,910,217
Shares redeemed	(2,098,673)	(22,916,591)

Net increase (decrease)	(1,567,777)	$(17,162,713)

Year ended September 30, 2009
Shares sold	320,985	$3,200,510
Shares issued in reinvestment of distributions	184,409	1,806,989
Shares redeemed	(2,310,669)	(23,015,045)

Net increase (decrease)	(1,805,275)	$(18,007,546)

Class C Shares:
Year ended September 30, 2010
Shares sold	12,669,924	$138,793,399
Shares issued in reinvestment of distributions	998,302	10,724,815
Shares redeemed	(6,213,093)	(67,545,390)

Net increase (decrease)	7,455,133	$81,972,824

Year ended September 30, 2009
Shares sold	6,347,474	$64,084,256
Shares issued in reinvestment of distributions	738,883	7,227,247
Shares redeemed	(7,568,351)	(75,356,203)

Net increase (decrease)	(481,994)	$(4,044,700)

Class R Shares:
Year ended September 30, 2010
Shares sold	1,198,667	$13,083,869
Shares issued in reinvestment of distributions	185,276	1,990,558
Shares redeemed	(1,205,407)	(13,075,606)

Net increase (decrease)	178,536	$1,998,821

Year ended September 30, 2009
Shares sold	1,545,267	$15,712,097
Shares issued in reinvestment of distributions	147,603	1,446,259
Shares redeemed	(1,242,997)	(12,481,506)

Net increase (decrease)	449,873	$4,676,850

Advisor Class Shares:
Year ended September 30, 2010
Shares sold	10,770,245	$119,820,517
Shares issued in reinvestment of distributions	689,152	7,473,842
Shares redeemed	(3,617,556)	(39,598,863)

Net increase (decrease)	7,841,841	$87,695,496

Year ended September 30, 2009
Shares sold	8,908,323	$94,646,702
Shares issued in reinvestment of distributions	267,630	2,655,239
Shares redeemed	(2,556,521)	(25,567,896)

Net increase (decrease)	6,619,432	$71,734,045

130 |     Annual Report

Franklin Custodian Funds
Notes to Financial Statements (continued)
3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Investment Advisory Services, LLC (Investment Advisory)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent
a. Management Fees
Franklin Income Fund and the Franklin Utilities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

Annualized Fee	Rate Net Assets

0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	Over $50 billion, up to and including $65 billion
0.345%	Over $65 billion, up to and including $80 billion
0.340%	In excess of $80 billion
The Franklin DynaTech Fund, the Franklin Growth Fund and the Franklin U.S. Government Securities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

Annualized Fee	Rate Net Assets

0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion
Annual Report     | 131

Franklin Custodian Funds
Notes to Financial Statements (continued)
3. Transactions with Affiliates (continued)
a. Management Fees (continued)
Under a subadvisory agreement, Investment Advisory, an affiliate of Advisers, provides subadvisory services to the Franklin Growth Fund. The subadvisory fee is paid by Advisers based on the average monthly net assets, and is not an additional expense of the Fund.
b. Administrative Fees
Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.
c. Distribution Fees
The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.
In addition, under the Funds’ Class B, B1, C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class.
The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

				Franklin
	Franklin	Franklin	Franklin	U.S. Government	Franklin
	DynaTech	Growth	Income	Securities	Utilities
	Fund	Fund	Fund	Fund	Fund

Reimbursement Plans:
Class A	0.25%	0.25%	0.15%	0.15%	0.15%

Compensation Plans:
Class B	1.00%	1.00%	1.00%	0.65%	0.65%
Class B1	—	—	0.65%	—	—
Class C	1.00%	1.00%	0.65%	0.65%	0.65%
Class R	0.50%	0.50%	0.50%	0.50%	0.50%
132 |     Annual Report

Franklin Custodian Funds
Notes to Financial Statements (continued)
3. Transactions with Affiliates (continued)
d. Sales Charges/Underwriting Agreements
Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin	Franklin	Franklin
	DynaTech	Growth	Income
	Fund	Fund	Fund

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$161,584	$1,481,545	$15,294,255
Contingent deferred sales charges retained	$11,084	$49,128	$2,135,310

	Franklin U.S.
	Government	Franklin
	Securities	Utilities
	Fund	Fund

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$3,332,731	$609,879
Contingent deferred sales charges retained	$869,536	$56,370
e. Transfer Agent Fees
For the year ended September 30, 2010, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin	Franklin	Franklin	Franklin	Franklin
	DynaTech	Growth	Income	U.S. Government	Utilities
	Fund	Fund	Fund	Securities Fund	Fund

Transfer agent fees	$1,132,451	$4,221,956	$22,367,629	$6,376,862	$1,862,442
4. Expense Offset Arrangement
The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended September 30, 2010, the custodian fees were reduced as noted in the Statements of Operations.
Annual Report     | 133

Franklin Custodian Funds
Notes to Financial Statements (continued)
5. Income Taxes
For tax purposes, capital losses may be carried over to offset future capital gains, if any. At September 30, 2010, the capital loss carryforwards were as follows:

	Franklin			Franklin
	DynaTech	Franklin	Franklin	U.S. Government
	Fund	Growth Fund	Income Fund	Securities Fund

Capital loss carryforwards expiring in:
2011	$—	$—	$—	$33,556,845
2012	—	—	—	129,102,166
2013	—	—	—	74,283,298
2014	—	—	—	47,763,112
2015	—	—	—	28,034,940
2016	8,729,949	84,084,287	—	20,514,778
2017	29,338,979	—	589,874,490	18,668,917
2018	—	—	4,428,035,897	16,923,309

	$38,068,928 [a]	$84,084,287 [b]	$5,017,910,387	$368,847,365

[a]	Includes $34,098,719 from the merged Franklin Global Communications Fund, Franklin Global Health Care Fund and Franklin Technology Fund, which may be carried over to offset future capital gains, subject to certain limitations.

[b]	Includes $84,084,287 from the merged Franklin Capital Growth Fund, which may be carried over to offset future capital gains, subject to certain limitations.
During the year ended September 30, 2010, the Franklin DynaTech Fund and the Franklin Growth Fund utilized $16,325,833 and $36,137,689, respectively, of capital loss carryforwards.
On September 30, 2010, the Franklin DynaTech Fund and the Franklin U.S. Government Securities Fund had expired capital loss carryforwards of $1,173,700 and $11,768,551, respectively, which were reclassified to paid-in capital.
For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At September 30, 2010, the Franklin Income Fund and the Franklin Utilities Fund deferred realized capital losses of $1,454,309,585 and $12,850,632, respectively.
The tax character of distributions paid during the years ended September 30, 2010 and 2009, was as follows:

	Franklin DynaTech Fund		Franklin Growth Fund
	2010	2009	2010	2009

Distributions paid from:
Ordinary income	$—	$—	$21,980,390	$17,031,967
Long term capital gain	—	28,203,722	—	—

	$—	$28,203,722	$21,980,390	$17,031,967

134 |     Annual Report

Franklin Custodian Funds
Notes to Financial Statements (continued)
5. Income Taxes (continued)

			Franklin
	Franklin		U.S. Government
	Income Fund		Securities Fund
	2010	2009	2010	2009

Distributions paid from — ordinary income	$3,527,248,290	$3,594,469,421	$379,063,914	$354,392,299

	Franklin Utilities Fund
	2010	2009

Distributions paid from:
Ordinary income	$91,153,934	$77,688,471
Long term capital gain	31,158,605	14,482,100

	$122,312,539	$92,170,571

At September 30, 2010, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund

Cost of investments	$371,287,044	$1,967,622,302	$55,125,126,443

Unrealized appreciation	$325,646,832	$1,717,401,392	$5,420,716,961
Unrealized depreciation	(3,987,081)	(65,984,832)	(6,258,981,337)

Net unrealized appreciation (depreciation)	$321,659,751	$1,651,416,560	$(838,264,376)

Distributable earnings — undistributed ordinary income	—	$10,862,427	$22,882,152

	Franklin
	U.S. Government
	Securities	Franklin
	Fund	Utilities Fund

Cost of investments	$10,276,503,332	$1,963,315,349

Unrealized appreciation	$456,388,073	$636,002,624
Unrealized depreciation	(4,098,246)	(49,413,361)

Net unrealized appreciation (depreciation)	$452,289,827	$586,589,263

Distributable earnings — undistributed ordinary income	$22,769,777	$1,536,045

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses, payments-in-kind, bond discounts and premiums, corporate actions and regulatory settlements.
Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of defaulted securities, wash sales, foreign currency transactions, paydown losses, payments-in-kind, bond discounts and premiums, and corporate actions.
Annual Report     | 135

Franklin Custodian Funds
Notes to Financial Statements (continued)
6. Investment Transactions
Purchases and sales (excluding short term securities) for the year ended September 30, 2010, were as follows:

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund

Purchases	$202,165,615	$139,912,261	$26,917,363,212
Sales	$235,343,797	$159,186,308	$23,306,640,917

	Franklin
	U.S. Government	Franklin
	Securities	Utilities
	Fund	Fund

Purchases	$6,691,090,530	$420,493,152
Sales	$4,542,572,645	$116,885,240
Transactions in options written during the year ended September 30, 2010, were as follows:

	Number of	Premiums
	Contracts	Received

Franklin Income Fund
Options outstanding at September 30, 2009	—	$—
Options written	38,796	1,290,389
Options expired	(37,796)	(1,249,390)
Options exercised	—	—
Options closed	—	—

Options outstanding at September 30, 2010	1,000	$40,999

7. Investments in Institutional Fiduciary Trust Money Market Portfolio
The Funds may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Pursuant to a SEC exemptive order specific to the Funds’ investment in the Sweep Money Fund, management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.
8. Credit Risk and Defaulted Securities
At September 30, 2010, the Franklin Income Fund had 54.5% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.
136 |     Annual Report

Franklin Custodian Funds
Notes to Financial Statements (continued)
8. Credit Risk and Defaulted Securities (continued)
The Franklin Income Fund held a defaulted security for which the income has been deemed uncollectible. At September 30, 2010, the value of this security was $174,675,000, representing 0.32% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified on the accompanying Statement of Investments.
9. Other Derivative Information
For the period ended September 30, 2010, the effect of derivative contracts on the Franklin Income Fund’s Statement of Operations was as follows:

			Change in	Average
			Unrealized	Amount
Derivative Contracts		Realized Gain	Appreciation	Outstanding
Not Accounted for as	Statement of Operations	(Loss) for	(Depreciation)	During the
Hedging Instruments	Locations	the Year	for the Year	the Year[a]

Equity contracts	Net realized gain (loss) from written options	$1,249,390	$40,999	$3,869

[a]	Represents the average number of option contracts or notional amount for other derivative contracts outstanding during the year.
See Note 1(e) regarding derivative financial instruments.
10. Holdings of 5% Voting Securities of Portfolio Companies
The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Franklin Income Fund for the year ended September 30, 2010, were as shown below.

	Number of			Number of
	Shares/			Shares/			Realized
	Principal Held			Principal	Value		Capital
	at Beginning	Gross	Gross	Held at End	at End	Investment	Gain
Name of Issuer	of Year	Additions	Reductions	of Year	of Year	Income	(Loss)

Franklin Income Fund
Non-Controlled Affiliates
Ameren Corp.	12,100,000	—	9,100,000	3,000,000	$— [a]	$12,169,850	$(179,462,333)
Ameren Corp., senior note, 8.875%, 5/15/14	58,200,000	—	58,200,000	—	— [a]	638,704	7,173,310
Callon Petroleum Co.	—	4,181,258	—	4,181,258	20,697,227	—	—
Callon Petroleum Co., senior secured note, 13.00%, 9/15/16	—	83,625,000	8,625,000	75,000,000	75,656,250	11,449,750	(1,611,596)
Canadian Oil Sands Trust	25,847,400	152,600	—	26,000,000	643,773,401	37,524,602	—
Colony Financial Inc.	1,250,000	—	—	1,250,000	23,100,000	862,500	—
Annual Report     | 137

Franklin Custodian Funds
Notes to Financial Statements (continued)
10. Holdings of 5% Voting Securities of Portfolio Companies (continued)

		Number of			Number of
		Shares/			Shares/				Realized
		Principal Held			Principal	Value			Capital
		at Beginning	Gross	Gross	Held at End	at End		Investment	Gain
Name of Issuer		of Year	Additions	Reductions	of Year	of Year		Income	(Loss)

	Franklin Income Fund (continued)
	Non-Controlled Affiliates (continued)
[b]	Dex Media West LLC, Term Loan B, 7.00%, 10/24/14	—	7,771,319	1,377,606	6,393,713	5,574,078		294,818	411,745
	Dex One Corp.	—	10,242,757	—	10,242,757	125,781,056		—	—
	Dex One Corp., senior sub. note, PIK, 12.00%, 1/29/17	—	81,136,340	—	81,136,340	64,199,129		6,572,044	—
	iStar Financial Inc.	5,213,500	—	5,213,500	—	—	[a]	—	(131,827,123)
	iStar Financial Inc., 8.625%, 6/01/13	169,100,000	20,900,000	—	190,000,000	—	[a]	15,429,037	—
	iStar Financial Inc., cvt., senior note, FRN, 1.033%, 10/01/12	250,000,000	—	10,000,000	240,000,000	—	[a]	2,134,754	(2,225,000)
	iStar Financial Inc., senior secured note, 144A, 8.00%, 3/15/11	—	20,392,000	20,392,000	—	—	[a]	236,454	461,230
	iStar Financial Inc.,senior secured note, 10.00%, 6/15/14	54,850,000	92,923,000	37,773,000	110,000,000	—	[a]	13,783,475	(3,433,103)
[b]	R.H. Donnelley Inc., Term Loan B, 9.00%, 10/24/14	—	42,659,116	5,453,101	37,206,015	31,744,693		1,649,515	544,067

	Total Affiliated Securities (1.82% of Net Assets)					$990,525,834		$102,745,503	$(309,968,803)

[a]	As of September 30, 2010, no longer an affiliate.

[b]	Company is a wholly owned subsidiary of Dex One Corp.
11. Special Servicing Agreement
The Funds, which are eligible underlying investments of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), entered into a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Funds and the Allocator Funds. Under the SSA, the Funds may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative and distribution fees), to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Funds (e.g., due to reduced costs associated with servicing accounts) from the investment in the funds by the Allocator Funds. The Allocator Funds are either managed by Advisers or administered by FT Services. For the year ended September 30, 2010, the funds were held by one or more of the Allocator Funds and the amount of expenses borne by the funds is noted in the Statements of Operations. At September 30, 2010, one or more of the Allocator Funds owned a percentage of the funds’ outstanding shares as follows:

		Franklin
Franklin	Franklin	U.S. Government	Franklin
Growth Fund	Income Fund	Securities Fund	Utilities Fund

7.85%	4.53%	3.90%	0.95%
138 |     Annual Report

Franklin Custodian Funds
Notes to Financial Statements (continued)
12. Reorganization
On December 3, 2008, the Franklin DynaTech Fund acquired the net assets of the Franklin Global Communications Fund, the Franklin Global Health Care Fund, and the Franklin Technology Fund pursuant to a plan of reorganization approved by the Franklin Global Communications Fund’s, the Franklin Global Health Care Fund’s, and the Franklin Technology Fund’s shareholders. The reorganization was accomplished by a tax free exchange, and the net assets acquired and shares issued were as follows:

		Shares Issued	Unrealized
		by Franklin	Appreciation
Fund Name	Net Assets	DynaTech Fund	(Depreciation)

Franklin Global Communications Fund	$47,740,803	2,914,752	$(18,325,185)
Franklin Global Health Care Fund	89,644,203	5,503,466	(8,804,887)
Franklin Technology Fund	32,802,922	2,006,525	(10,136,675)

Total	$170,187,928	10,424,743	$(37,266,747)

The combined net assets of the Franklin DynaTech Fund immediately after the reorganization were $475,468,843.
On May 6, 2009, the Franklin Growth Fund acquired the net assets of the Franklin Capital Growth Fund pursuant to a plan of reorganization approved by the Franklin Capital Growth Fund’s shareholders. The reorganization was accomplished by a tax-free exchange of 22,770,597 shares of the Franklin Growth Fund for the net assets of the Franklin Capital Growth Fund which aggregate $699,807,298, including $(9,584,107) of unrealized appreciation (depreciation). The combined net assets of the Franklin Growth Fund immediately after the reorganization were $2,586,155,713.
13. Credit Facility
The Funds, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.
Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended September 30, 2010, the Funds did not use the Global Credit Facility.
Annual Report     | 139

Franklin Custodian Funds
Notes to Financial Statements (continued)
14. Regulatory and Litigation Matters
During the year ended September 30, 2010, the Franklin Growth Fund received $30,072 resulting from a settlement between the SEC and Advisers relating to market-timing activities, as previously reported in the fund’s financial statements during the years ended September 30, 2003 through September 30, 2008. This payment is included in capital shares transactions on the Statements of Changes in Net Assets.
15. Fair Value Measurements
The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:
•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.
The following is a summary of the inputs used as of September 30, 2010, in valuing the Funds’ assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total

Franklin DynaTech Fund
Assets:
Investments in Securities:
Equity Investments[a]	$687,142,088	$—	$—	$687,142,088
Short Term Investments	5,804,707	—	—	5,804,707

Total Investments in Securities	$692,946,795	$—	$—	$692,946,795

Franklin Growth Fund
Assets:
Investments in Securities:
Equity Investments[a]	$3,405,567,604	$—	$—	$3,405,567,604
Short Term Investments	181,648,270	31,822,988	—	213,471,258

Total Investments in Securities	$3,587,215,874	$31,822,988	$—	$3,619,038,862

140 |     Annual Report

Franklin Custodian Funds
Notes to Financial Statements (continued)
15. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Franklin Income Fund
Assets:
Investments in Securities:
Equity Investments:[b]
Consumer Discretionary	$644,356,841	$97,165,390	$—	$741,522,231
Energy	2,112,064,317	164,739,200	—	2,276,803,517
Financials	3,247,594,227	309,583,990	—	3,557,178,217
Health Care	2,408,918,492	213,750,000	—	2,622,668,492
Industrials	121,875,000	1,600,000	—	123,475,000
Other Equity Investments[a]	8,686,980,426	—	—	8,686,980,426
Equity-Linked Securities	—	2,470,715,621	—	2,470,715,621
Convertible Bonds	—	334,521,810	—	334,521,810
Corporate Bonds	—	28,124,431,151	94,587,070	28,219,018,221
Senior Floating Rate Interests	—	3,157,331,490	—	3,157,331,490
Municipal Bonds	—	193,158,000	—	193,158,000
Mutual Funds	643,773,401	—	—	643,773,401
Short Term Investments	335,786,398	923,929,243	—	1,259,715,641

Total Investments in Securities	$18,201,349,102	$35,990,925,895	$94,587,070	$54,286,862,067

Franklin U.S. Government Securities Fund
Assets:
Investments in Securities:
Mortgage-Backed Securities	$—	$10,616,396,683	$—	$10,616,396,683
Short Term Investments	112,396,476	—	—	112,396,476

Total Investments in Securities	$112,396,476	$10,616,396,683	$—	$10,728,793,159

Franklin Utilities Fund
Assets:
Investments in Securities:
Equity Investments[a]	$2,428,269,322	$—	$—	$2,428,269,322
Corporate Bonds	—	80,641,304	—	80,641,304
Short Term Investments	40,993,986	—	—	40,993,986

Total Investments in Securities	$2,469,263,308	$80,641,304	$—	$2,549,904,612

[a]	For detailed industry descriptions, see the accompanying Statements of Investments.

[b]	Includes common, preferred and convertible preferred stock as well as other equity investments.
Annual Report     | 141

Franklin Custodian Funds
Notes to Financial Statements (continued)
15. Fair Value Measurements (continued)
At September 30, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Funds’ fair value, were as follows:

Net Change
			Net Change				in Unrealized
			in				Appreciation
	Balance at	Net	Unrealized	Net	Transfer	Balance	(Depreciation)
	Beginning	Realized	Appreciation	Purchases	In (Out) of	at End	on Assets Held
	of Year	Gain (Loss)	(Depreciation)	(Sales)	Level 3	of Year	at Year End

Franklin Income Fund
Assets
Corporate Bonds	$—	$—	$2,337,070	$92,250,000	$—	$94,587,070	$2,337,070
16. Subsequent Events
The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Currency

EUR	— Euro

GBP	— British Pound

Selected Portfolio

ADR	— American Depository Receipt

FHLB	— Federal Home Loan Bank

FNMA	— Federal National Mortgage Association

FRN	— Floating Rate Note

GO	— General Obligation

GP	— Graduated Payment

L/C	— Letter of Credit

MTN	— Medium Term Note

PIK	— Payment-In-Kind

SF	— Single Family
142 |     Annual Report

Franklin Custodian Funds
Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Franklin Custodian Funds
In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin U.S. Government Securities Fund and Franklin Utilities Fund, separate portfolios of Franklin Custodian Funds, (hereafter referred to as the “Funds”) at September 30, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
November 16, 2010
Annual Report     | 143

Franklin Custodian Funds
Tax Designation (unaudited)
Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds designate the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended September 30, 2010:

Franklin
Utilities Fund
$31,158,605
Under Section 854(b)(2) of the Code, the Funds designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended September 30, 2010:

Franklin	Franklin	Franklin
Growth Fund	Income Fund	Utilities Fund

100%	17.56%	100%
Under Section 854(b)(2) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended September 30, 2010:

Franklin	Franklin	Franklin	Franklin
DynaTech Fund	Growth Fund	Income Fund	Utilities Fund

$3,891,060	$48,125,611	$666,952,003	$100,252,215
Distributions, including qualified dividend income, paid during calendar year 2010 will be reported to shareholders on Form 1099-DIV in January 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.
Under Section 871(k)(1)(C) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended September 30, 2010:

		Franklin
Franklin	Franklin	U.S. Government	Franklin
Growth Fund	Income Fund	Securities Fund	Utilities Fund

$5,426	$2,428,161,743	$398,328,315	$5,389,717
144 |     Annual Report

Franklin Custodian Funds
Board Members and Officers
The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.
Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held

Harris J. Ashton (1932)	Trustee	Since 1976	129	Bar-S Foods (meat packing company) (1981-2010).
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	106	ICO Global Communications (Holdings) Limited (satellite company).

Principal Occupation During Past 5 Years:

Private investor; and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	129	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).

Principal Occupation During Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2009	129	Boeing Capital Corporation (aircraft financing).

Principal Occupation During Past 5 Years:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).
Annual Report     | 145

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held

Frank A. Olson (1932) One Franklin Parkway	Trustee	Since 2005	129	Hess Corporation (exploration and refining of oil and gas).
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	137	Cbeyond, Inc. (business communications provider) and The Southern Company (energy company).

Principal Occupation During Past 5 Years:

Senior Vice President — Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	106	None

Principal Occupation During Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President — Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President — Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).
Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held

**Charles B. Johnson (1933) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Trustee since 1969 and Chairman of the Board since 2007	129	None

Principal Occupation During Past 5 Years:

Chairman of the Board, Member — Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.
146 |     Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Vice President	Trustee since 1983 and Vice President since 1982	51	None

Principal Occupation During Past 5 Years:

Vice Chairman, Member — Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.

James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President — AML Compliance	Chief Compliance Officer since 2004 and Vice President — AML Compliance since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer — Finance and Administration	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).
Annual Report     | 147

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held

David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer — Investment Management	Since April 2010	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
148 |     Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

*	We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**	Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund’s investment manager and distributor.

Note 1:	Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2:	Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3:	Prior to September 30, 2010, Robert F. Carlson and Frank W.T. LaHaye each ceased to be a trustee of the Trust.
The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/(800) 342-5236 to request the SAI.
Annual Report     | 149

Franklin Custodian Funds
Shareholder Information
Proxy Voting Policies and Procedures
The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.
Quarterly Statement of Investments
The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.
Householding of Reports and Prospectuses
You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.
150 |     Annual Report

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Franklin Templeton Funds
Literature Request. To receive a summary prospectus and/or prospectus, please call us at (800) DIAL BEN/(800) 342-5236 or visit franklintempleton.com. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information. Please carefully read a prospectus before investing. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund2
Mutual Shares Fund
BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund
GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund
GLOBAL
Mutual Global Discovery Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund
INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund
HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund
ASSET ALLOCATION
Franklin Templeton Corefolio®Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Conservative Allocation Fund3
Franklin Templeton Growth Allocation Fund3
Franklin Templeton Moderate Allocation Fund3
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund
FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund4
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund
TAX-FREE INCOME5
National
Double Tax-Free Income Fund
Federal Tax-Free Income Fund High
Yield Tax-Free Income Fund
Insured Tax-Free Income
Fund6
Limited-/Intermediate-Term
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund
State-Specific

Alabama	Michigan[8]
Arizona	Minnesota[8]
California[7]	Missouri
Colorado	New Jersey
Connecticut	New York[7]
Florida	North Carolina
Georgia	Ohio[8]
Kentucky	Oregon
Louisiana	Pennsylvania
Maryland	Tennessee
Massachusetts[8]	Virginia
INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust9

1.	The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

2.	The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%–25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

3.	Effective 5/1/10, the Franklin Templeton Target Funds changed their name to the Franklin Templeton Allocation Funds. The funds’ investment goals and principal investment strategies remained unchanged.

4.	An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5.	For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.	The fund invests primarily in insured municipal securities.

7.	These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

8.	The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word “Insured” from the fund name. The changes became effective 2/15/09.

9.	The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/10	Not part of the annual report

One Franklin Parkway San Mateo, CA 94403-1906
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Annual Report and Shareholder Letter
Franklin Custodian Funds
Investment Manager
Franklin Advisers, Inc.
Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®
franklintempleton.com
Shareholder Services
(800) 632-2301
Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.
To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.
© 2010 Franklin Templeton Investments. All rights reserved.
FCF A 11/10

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $372,044 for the fiscal year ended September 30, 2010 and $403,223 for the fiscal year ended September 30, 2009.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $8,307 for the fiscal year ended September 30, 2010 and $2,650 for the fiscal year ended September 30, 2009. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $35,000 for the fiscal year ended September 30, 2010 and $2,000 for the fiscal year ended September 30, 2009. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and derivative investments.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $26,774 for the fiscal year ended September 30, 2010 and $0 for the fiscal year ended September 30, 2009.  The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $118,026 for the fiscal year ended September 30, 2010 and $0 for the fiscal year ended September 30, 2009.  The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $188,107 for the fiscal year ended September 30, 2010 and $4,650 for the fiscal year ended September 30, 2009.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.              N/A

Item 6. Schedule of Investments.                            N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.              N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                              N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.       N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson,, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson,, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CUSTODIAN FUNDS

By /s/LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  November 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  November 24, 2010

By /s/GASTON GARDEY

      Gaston Gardey

      Chief Financial Officer and

Chief Accounting Officer

Date  November 24, 2010